                                                                 EXHIBIT 10.11




CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IN RELATION THERETO. A COMPLETE COPY OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

================================================================================



                              AMENDED AND RESTATED

                            PRODUCT SALES AGREEMENT



                                    between



                                BASF CORPORATION



                                      and



                            STERLING CHEMICALS, INC.


                                effective as of

                                           January 1, 1998
================================================================================

*** = CONFIDENTIAL TREATMENT REQUESTED

                               TABLE OF CONTENTS


ARTICLE I
         DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE II
         INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         2.1     Purchase and Supply  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ARTICLE III
         DELIVERY AND PURCHASE OF AGREEMENT PRODUCTS; DELIVERIES AND SHIPMENTS; INSPECTION; OTHER RELATED MATTERS . .  10
         3.1     Delivery and Purchase Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.2     Capacity Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.3     Production and Delivery Scheduling . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.4     Changes in Specifications  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.5     Purchase Price and Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.6     Deliveries and Shipments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         3.7     Production, Maintenance and Capital Expenditure Reports  . . . . . . . . . . . . . . . . . . . . . .  16
         3.8     Testing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         3.9     Measurement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.10    Storage of Agreement Product and Raw Material by Sterling  . . . . . . . . . . . . . . . . . . . . .  22
         3.11    Failure to Take Delivery . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         3.12    Failure to Maintain Contract Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         3.13    Furnishing of Raw Material and Other Materials . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         3.14    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         3.15    Title; Covenant Not to Encumber  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         3.16    Hazards  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE IV
         OPERATION OF UNIT AND RELATED MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.1     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.2     Production Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.3     Damage or Destruction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.4     Office Space . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         4.5     Plant Visits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         4.6     Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         4.7     Capital Expenditures and Expansion Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         4.8     Maintenance Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         4.9     Compliance with Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

         4.10    Standard of Care . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.11    Warranties; BASF's Duties; Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         4.12    Heel Credits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE V
         REPRESENTATIONS AND WARRANTIES OF STERLING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.1     Organization, Good Standing and Corporate Power  . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.2     Authority Relative to Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         5.3     No Conflict with Other Instruments or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . .  35
         5.4     No Litigation or Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE VI
         REPRESENTATIONS AND WARRANTIES OF BASF   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.1     Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.2     Authority Relative to Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.3     No Conflict with Other Instruments or Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . .  36
         6.4     No Litigation or Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE VII
         ADDITIONAL AGREEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         7.1     Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         7.2     Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.3     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         7.4     Dispute Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.5     Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         7.6     Restriction on Transfer of Company Information . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         7.7     Notice of Certain Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         7.8     Sterling Financial Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.9     Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.10    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         7.11    Sale or Transfer of Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         7.12    Force Majeure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         7.13    Expansion of Capacity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.14    Disclaimer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         7.15    Technical Advice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

ARTICLE VIII
         GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         8.1     Relation of Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         8.2     Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         8.3     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         8.4     Controlling Law and Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         8.5     Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

         8.6     Modifications and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         8.7     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.8     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.9     Assignments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         8.10    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.11    Binding on Successors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         8.12    Public Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.13    Specific Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.14    No Transfer of Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.15    Wire Transfer, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         8.16    Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         8.17    Patents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         8.18    Limitation on Consequential Damages  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                    EXHIBITS

         A       Agreement Product; Monthly Contract Capacity; Raw Material *
         B       BASF Actual Costs *
         C       Sterling Actual Costs     *
         D       Profit *
         E       Insurance
         F       Intentionally Deleted
         G       Testing Procedure
         H       Specifications
         I       Intentionally Deleted
         J       Unit
         K       Security Agreement
         L       Railcars
         M       Delivery, Shipment and Storage Instructions
         N       Storage Tanks
         O       Weights
         P       Switch Condenser Project *



* = Indicates that portions of the Exhibit have been omitted and confidential treatment has been requested.

                              AMENDED AND RESTATED
                            PRODUCT SALES AGREEMENT

         THIS AMENDED AND RESTATED PRODUCT SALES AGREEMENT ("Agreement"), made and entered into this 4th day of November, 1997, by and between BASF CORPORATION, a Delaware corporation with offices at 3000 Continental Drive North, Mt. Olive, New Jersey 07828 ("BASF") and Sterling Chemicals, Inc., a Delaware corporation with an address at 1200 Smith Street, Suite 1900, Houston, Texas 77002 ("Sterling")

                              W I T N E S S E T H

         WHEREAS, BASF and Sterling are parties to a Product Sales Agreement dated August 1, 1986, as amended on February 8, 1988, June 4, 1990, January 1, 1993 and January 24, 1996 (collectively, the "Original Agreement"); and

         WHEREAS, BASF and Sterling desire to amend and restate the Original Agreement in its entirety; and

         WHEREAS, Sterling owns and operates a facility in Texas City, Texas at which it is engaged in the manufacture of chemicals and desires to manufacture and sell certain plasticizers and related products to BASF all in accordance with the terms and conditions of this Agreement; and

         WHEREAS, BASF is willing to purchase such plasticizers and related products from Sterling all in accordance with the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto have agreed and do hereby agree that as of the Effective Date the Original Agreement is amended and restated in its entirety as follows:

                                   ARTICLE I

                                  DEFINITIONS

         1.1 Unless otherwise stated in this Agreement, the following terms shall have the following meanings, the following definitions to be equally applicable to both the singular and plural forms of any of the terms herein defined.

         Agreement Product: The products set forth in Exhibit A and meeting the Specifications for the Agreement Product in effect from time to time pursuant to this Agreement.

         Additional Term: The period of time beginning on the date of expiration of the Initial Term and ending at 5:00 p.m. Houston, Texas time on December 31, 2012.

         Agreement: This Amended and Restated Product Sales Agreement, as the same may be further amended from time to time pursuant to the provisions hereof.

         Ancillary Raw Material: Any materials other than Raw Material including utilities and all other services required in the manufacture of Agreement Product, which are to be provided by Sterling.

         Bad Debts: Any outstanding account receivable which is determined to be non-collectible applying generally accepted accounting principals.

         BASF:  BASF Corporation, a Delaware corporation.

         BASF Actual Costs: All actual costs incurred, sustained or paid by BASF in connection with the sale or delivery of Agreement Product, including but not limited to the items listed on Exhibit B attached hereto.

         Business Day: A day in the City of Houston, Harris County, Texas, that is not a Saturday, Sunday or legal holiday or a day on which banking institutions in Houston, Texas or New York, New York are obligated by law to close.

         Capital Expenditures: Any expenditures with respect to the Unit which Sterling makes to replace capital equipment that has served its useful life or to install capital equipment and such expenditure is required and necessary to be made to permit Sterling to comply with its obligations under this Agreement, or to improve the operation of the Unit.

         Capital Project:  A project which requires Capital Expenditures.

         Claim:  As defined in Section 7.10.

         Company Information:  As defined in Section 7.5.

         Contract Year: A period of twelve (12) consecutive months beginning on the Effective Date, and beginning on the first Day of January of each subsequent year during the Initial Term and, if applicable, any Additional Term. The period of time from the first day of January last occurring during the Initial Term or, if applicable, any Additional Term, until the end of the Initial Term, or, if applicable, the Additional Term, shall each be considered to be a Contract Year.

         Costs and Expenses: The sum of the BASF Actual Costs and the Sterling Actual Costs.

         Day: The 24-hour period commencing at 7:00 a.m. Houston, Texas time on one calendar day and ending at 7:00 a.m. Houston, Texas time on the following calendar day. The date of a Day shall be that of its beginning.

         Damages: Any and all damages, cash payments, expenses, obligations, claims, liabilities, fines, penalties, clean-up or remedial costs, shut-down costs, repairs or reconstruction costs, costs of investigation, attorney's fees, court costs, and operating, extraordinary or business interruption losses (including any such matters arising from Spills or Releases Requiring Response Action) excluding consequential, incidental and indirect damages unless otherwise expressly included herein.

         Delivery, Shipment and Storage Instructions:  As defined in Exhibit M.

         Dispute Notice:  As defined in Section 7.4.

         Effective Date:  The date shall be January 1, 1998.

         Estimated Delivery, Shipment and Storage Instructions: as defined on Exhibit M.

         Expansion Capital: Any expenditure with respect to the Unit which Sterling makes that is directly intended to expand the production capacity of the Unit by at least five percent (5%), as agreed pursuant to Section 7.13.

         Expansion Projects:  A project which requires Expansion Capital.

         Facility Fee: The fee payable by BASF to Sterling pursuant to Section 2.1(d).

         Fixed Costs: The Sterling Actual Costs designated as Fixed Costs on Exhibit C attached hereto.

         Imputed Interest Expense: An amount calculated, as shown on Exhibit B, on the prime rate of interest announced by The Chase Manhattan Bank (National Association) during the preceding calendar quarter applied quarterly to the average balance of inventories and trade receivables, less the average balance of trade payables.

         Incidental Services: Services to be provided by Sterling which shall include: providing BASF with any and all toxicological and ecological data regarding the Agreement Products and any and all technology acquired by Sterling regarding the manufacture of plasticizers or plasticizer oxo-alcohols received from Monsanto Company other than information licensed from a party other than

BASF or Monsanto Company, arranging for transportation and proper documentation of shipments, whether into or out of the Plant, of Raw Materials or Agreement Products, affixing labels supplied by BASF to the Agreement Products, providing a reasonable number of samples to BASF customers according to BASF's instructions, and all such other services generally performed by a manufacturer of Agreement Products for its customers.

         Initial Term: The period from the Effective Date to 5:00 p.m. Houston, Texas time on December 31, 2007.

         Measuring Equipment: Shore tanks located at the Plant for measuring deliveries and receipt of Agreement Product and Raw Material to be loaded and off-loaded, respectively, into or from barges or ships and scales located at the Plant for measuring deliveries of Agreement Product and Raw Material to be loaded and off-loaded, respectively, into or from trucks and rail cars. All Measuring Equipment, including but not limited to scales, meters, thermometers, etc., shall be certified for accuracy at least every calendar quarter by an independent service.

         Month: The period beginning at 7:00 a.m. on the first day of a calendar month and ending at 7:00 a.m. on the first day of the next succeeding calendar month.

         Monthly Contract Capacity: As provided in Exhibit A, as such amounts may be changed from time to time by agreement of the parties or as otherwise permitted hereby.

         Net Sales: Total gross revenue derived from the sale of Agreement Products less returns and all applicable commissions, discounts and allowances.

         Notice of Extension: Written notice delivered to the other party by the party electing to extend the Agreement by the date specified in Section 7.2.

         Notice of Termination: Written notice delivered to the other party by the terminating party within the period specified in Section 7.3 exercising the right of termination.

         Plant: The petrochemical plant located in Texas City, Texas owned by Sterling.

         Points of Delivery:  As defined in Section 3.6.

         Profit: An amount equal to Net Sales less Costs and Expenses, which may be positive or negative. Capital Expenditures and Expansion Capital shall not be included in the calculation of Profit.

         Quarterly Meetings: The Meetings of representatives of Sterling and BASF on the fifth Business Day of each January, April, July and October of each Contract Year, commencing January, 1998 or as otherwise agreed to by the parties.

         Raw Material: The material as provided in Exhibit A used in the production of the Agreement Product to be provided by BASF meeting the Specifications for Raw Materials in effect from time to time pursuant to this Agreement.

         Rail Cars: Those certain railroad tank cars owned or leased by Sterling or BASF for the Initial Term and Additional Term, if any, as provided on Exhibit L.

         Specifications: The Agreement Product, Raw Material and Ancillary Raw Material Specifications, attached hereto as Exhibit H, as the same may be changed from time to time by agreement of BASF and Sterling.

         Spills or Releases Requiring Response Action: Any emission, discharge, release or threatened release of pollutants, contaminants, or hazardous substances or toxic materials or wastes into or upon ambient air, surface water, ground water or land, or subsurface strata or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or hazardous substances or toxic materials or wastes, as any of the same relate to or affect or arise in connection with the ownership or operation of the Unit, the Rail Cars or barges, or the production, delivery, storage, shipment, sale, resale or use, disposal or transportation of Agreement Product or feedstocks, raw materials, waste or other materials used in or resulting from the production of Agreement Product or other products of the Unit.

         Sterling:  Sterling Chemicals, Inc., a Delaware corporation.

         Sterling Actual Costs: All actual costs incurred, sustained or paid by Sterling in connection with the production, sale or delivery of Agreement Product, including but not limited to the items listed on Exhibit C attached hereto.

         Third Party Action:  As defined in Section 7.10.

         Unit: The machinery, equipment, other property and their production capacities, and other property described on Exhibit J attached hereto and generally known as the Plant's Plasticizer Complex, including the Oxo Alcohol Plant, Phthalic Anhydride Plant and Phthalate Ester Plant, storage tanks, loading and unloading facilities, Agreement Product, Raw Material and Ancillary Raw Material and all replacements, substitutions, deletions, additions or other changes thereto from time to time as permitted by this Agreement.

         Unit of Measurement:  As defined in section 3.9.

         Variable Costs: The Sterling Actual Costs designated as Variable Costs on Exhibit C attached hereto.

                                   ARTICLE II

                                  INTRODUCTION

         2.1     Purchase and Supply.

                 (a) Subject to the terms and conditions of this Agreement Sterling agrees to manufacture the Agreement Product for BASF and hold available any Unit excess capacity for BASF during the term hereof, and to receive Raw Material, store Raw Material, store and ship Agreement Product in bulk, drums or other containers, and to provide other Incidental Services in connection therewith.

                 (b) Sterling agrees to arrange for carriers to deliver the Agreement Product to BASF terminals and customers around the clock as may be specified by BASF in accordance with the terms hereof.

                 (c) Should BASF wish to add or substitute other products for the Agreement Product, Sterling will be obliged to produce such other products so long as no modification of the Unit is required and such production does not unreasonably affect the operations of the Plant.

                 (d) In consideration of the capacity of the Unit provided by Sterling to BASF pursuant to this Agreement, BASF shall pay to Sterling the Facility Fee, payable initially in equal monthly installments of *** per month due on the first day of each month beginning July 1, 1997 through December 1, 1997 and thereafter in equal quarterly installments of *** per calendar quarter payable on the first day of each calendar quarter beginning January 1, 1998 and ending upon the termination of this Agreement, by expiration of the Initial Term or the Additional Term, if any, or otherwise.

                                  ARTICLE III

                  DELIVERY AND PURCHASE OF AGREEMENT PRODUCTS;
                     DELIVERIES AND SHIPMENTS; INSPECTION;
                             OTHER RELATED MATTERS



         3.1     Delivery and Purchase Obligations.

                 (a) On the terms and subject to the conditions of this Agreement, commencing on the Effective Date, BASF hereby agrees to receive and purchase, and Sterling agrees to deliver to BASF during each Month, a quantity of Agreement Product equal to the quantities ordered by BASF pursuant to the Delivery Shipment and Storage Instructions or the Estimated Delivery, Shipment and Storage Instructions and additional instructions.

                 (b) Delivery of Agreement Product shall be as requested by BASF in accordance with the terms hereof. Sterling agrees to sell and deliver to BASF, and BASF shall purchase, Monthly volumes of Agreement Product as so requested by BASF in accordance with the terms hereof.

                 (c) BASF shall take deliveries of Agreement Product, and Sterling shall deliver Agreement Product to BASF hereunder, at the amounts specified by BASF in accordance with the terms hereof throughout the term of this Agreement. BASF and Sterling agree to give the other reasonable notice of such party's desire at any time to materially increase or decrease the quantity of Agreement Product deliverable at any particular time hereunder.

         3.2 Capacity Limitations. Sterling shall be obligated to manufacture for BASF hereunder during any Month during any Contract Year up to the Monthly Contract Capacity, as requested BASF in accordance with the terms hereof. Prior to any material expansion, upgrade, or changes in design, layout, configuration or capacity including a change in catalyst of the Unit during the

Initial Term or any Additional Term Sterling shall provide notice of such to BASF. Any increase in Unit production or capacity resulting from any expansion, upgrade or changes in design, layout or configuration, including a change in catalyst, shall increase the Monthly Contract Capacity hereunder in an amount equal to one-twelfth of the increase in annual Unit production of any one or all Agreement Product expected from such expansion, upgrade or change. Sterling shall not be required to purchase Agreement Product from other sources in order to supply Agreement Product to BASF.

         3.3     Production and Delivery Scheduling.

         Production and Delivery Scheduling shall be conducted in accordance with the procedures described on Exhibit M.

         3.4 Changes in Specifications. Sterling shall supply Agreement Product which meets the Specifications for Agreement Product. The Specifications shall not be changed unless agreed to in writing by BASF and Sterling prior to such change excepting other products produced by Sterling for BASF pursuant to Section 2.1(c).

         3.5     Purchase Price and Payment.

                 (a) The purchase price for all Agreement Product produced for BASF hereunder during each Month during each Contract Year shall be the sum of the Sterling Actual Costs for such Month.

                 (b) Sterling shall during each Month render to BASF invoices showing (i) the quantity of Agreement Product produced during the preceding calendar Month, and the Fixed Costs and Variable Costs, relating thereto to be paid to Sterling by BASF pursuant to the terms hereof, and (ii) the Capital Expenditures or Expansion Capital for which payment is due. BASF shall pay each such invoice on or before the 15th Day after receipt thereof (or if such Day is not a Business Day, then on the Business day next occurring). In the event that there is no Agreement Product delivered to BASF during the preceding calendar Month, BASF shall nonetheless pay any Sterling Actual Costs relating to such time period. In such event Sterling will use reasonable effort to minimize Sterling Actual Costs.

                 (c) Sterling and BASF shall cooperate in investigating, evaluating, and implementing mutually agreeable methods to reduce the Costs and Expenses.

                 (d) On or before March 31 of each year, commencing March 31, 1998, BASF shall pay to Sterling as additional consideration for the Agreement Product produced hereunder, a cash amount representing a portion of the Profit allocated pursuant to Exhibits D and D-1, for the preceding Contract Year that has not been prepaid as estimated Profit, as provided below. Notwithstanding the aforementioned, when the Profit is negative, no allocations under Exhibit D-1 shall be made and Sterling shall pay to BASF a cash amount equal to *** of the negative Profit. BASF shall determine the Profit hereunder in accordance with BASF Accounting Guidelines and key allocations under generally accepted accounting principles. Within 30 days after the end of each calendar quarter of each Contract Year, BASF shall notify Sterling in writing of the estimated Profit as of the end of such calendar quarter, such estimate to be calculated in accordance with this Agreement and allocated in accordance with Exhibits D and D-1. BASF will distribute to Sterling or Sterling shall pay to BASF, whichever applies, the other party's portion of the estimated Profit or negative Profit for the preceding calendar quarter within 15 days of such notification, subject to adjustment at the end of such Contract Year.
BASF shall render a statement to Sterling at least annually showing the calculation of Profit hereunder and the allocation of Profit under Exhibit D and

D-1 for purposes hereof. Sterling may, if it shall so desire, in good faith contest the validity or amount of any matter shown in such annual statement. Sterling shall give notice to BASF of any such contest within a reasonable time. Should it be determined that any additional amount of Profit calculated hereunder or allocated under Exhibit D and D-1, as applicable, is due and owing to Sterling, BASF shall immediately pay such part to Sterling, with interest thereon to date of payment at the rate of 2% over the prime rate of interest announced by The Chase Manhattan Bank (National Association) in effect from time to time from the original due date to date of payment. Payment or acceptance of any payment by Sterling shall not prejudice the right of Sterling to dispute or question the correctness thereof. To the extent permitted by applicable law, and subject to Section 8.16(e) hereof, Sterling will include its share of such Profit estimates or distributions, whichever the case may be, in calculating the reported revenue for the calendar quarter to which such Profit estimates or distributions, whichever the case may be, relate; provided, that such calculations shall be subject to adjustment for each Contract Year in accordance with final Profit calculations done by BASF in accordance with this
Section 3.5(d).

                 (e) Notwithstanding anything to the contrary contained herein, BASF may, if it shall so desire, in good faith contest the validity or amount of any fee, cost or other imposition and may defer the payment of any contested portion thereof during the pendency of such contest without defaulting under the Agreement. BASF shall give notice to Sterling of any deferral within a reasonable time. Should it be determined that any part of such contested portion is due and owing to Sterling, BASF shall pay such part to Sterling immediately upon such determination, with interest thereon to date of payment at the rate of 2% over the prime rate of interest announced by The Chase Manhattan Bank (National Association) in effect from time to time during the period from the original due date to date of payment. Payment of any fee, cost or other imposition shall not prejudice the right of BASF to dispute or question the correctness thereof.

         3.6     Deliveries and Shipments.

                 (a) Sterling will make arrangements with carriers designated by BASF for the shipment of Agreement Product. BASF will be responsible for transportation charges imposed by such carriers.

                 (b) The Point(s) of Delivery of all Agreement Product shall be the point of transfer of custody of such Agreement Product from Sterling to BASF, and shall be at the Plant's loading-arm flange from which such Agreement Product is loaded into the rail car, barge, vessel, truck or other conveyance for shipment. Risk of loss shall pass to BASF at such flange (irrespective of whether Sterling owns or has provided any tank, Rail Car, or other conveyance into which such Agreement Product are stored or loaded). As between Sterling and BASF, except as otherwise provided herein, Sterling shall be in control and possession of the Agreement Product sold and purchased hereunder and responsible for any damage or injury caused thereby until risk of loss with respect thereto has passed to BASF. In addition to its other obligations hereunder, BASF shall be in control and possession of the Agreement Product sold and purchased hereunder and responsible for any damage or injury caused thereby after risk of loss with respect thereto has passed to BASF.

                 (c) The Point(s) of Delivery for all Raw Material shall be the point of transfer of custody of such Raw Material from BASF to Sterling, and shall be at the Plant's loading-arm flange from which such Raw Material is received by Sterling. Risk of loss shall pass to Sterling at such flange (irrespective of whether BASF owns or has provided any Rail Car or other conveyance from which such Raw Material are transferred). As between Sterling and BASF, except as otherwise provided herein, BASF shall be in control and possession of the Raw Material sold and purchased hereunder and responsible for any damage or injury caused thereby until risk of loss with respect thereto has passed to Sterling. In addition to its other obligations hereunder, Sterling shall be in control and possession of the Raw Material received hereunder and responsible for any damage or injury caused thereby after risk of loss with respect thereto has passed to Sterling.

                 (d) Sterling shall make available to BASF pursuant to a "Car Service Contract" substantially in the same form as Appendix 1, attached hereto and hereby made a part hereof, those Rail Cars identified in Exhibit L hereof as "Owned Railcars", except for those Owned Railcars which BASF does not want made available to it.

                 (e) At such time as may be requested in writing by BASF to Sterling, Sterling agrees, with the prior written consent or consents of the respective Rail Car owners, (i) to assign to BASF all of the leases relating to those Rail Cars identified in Exhibit L as "Leased Rail Cars", and to request permission from the respective owners of said Leased Rail Cars by means of a letter or letters substantially in the form set forth in Appendix 4, attached hereto and hereby made a part hereof.

                 (f) In addition to the Estimated Delivery, Shipping and Storage Instructions and the Delivery, Shipping and Storage Instructions, BASF may deliver to Sterling from time to time additional shipping instructions for the Agreement Product. All such instructions with respect to any particular shipment shall be given as early as practicable prior the requested shipment date. Subject to the terms and conditions of this Agreement Sterling shall use its best efforts to deliver such Agreement Product to the carrier at the times specified in such instructions. Except as provided in this Section 3.6(f) with respect to the rail cars and barges, if such shipping instructions cause Sterling to incur unusual expenses in order to deliver Agreement Product for such shipment, Sterling will inform BASF whether unusual expenses will be incurred and provide an estimate of such expense. Sterling shall not incur such unusual expenses without the approval of BASF. An unusual expense shall be limited to additional demurrage charges and special rail car switching charges. Sterling shall invoice BASF for such unusual expenses as provided in Section 3.5

         3.7 Production, Maintenance and Capital Expenditure Reports. Sterling shall maintain accurate records and books of account and furnish monthly reports to BASF within twenty-one (21) days following the end of the monthly period reported with regard to the operation of the Unit in a form reasonably acceptable to BASF.

         3.8 Testing. Each lot of Agreement Product, Raw Material and all Ancillary Raw Materials used in the manufacture of the Agreement Product shall be inspected, sampled, coded to identify Raw Material and Ancillary Raw Materials to Agreement Product produced and Agreement Product shipped, and tested under testing procedures set forth in Exhibit G. The cost of all testing shall be included with the Fixed Costs. Any such records or certifications shall be kept for a period of not less than one (1) year (or for the duration of any contest with respect thereto, if longer). Retained samples of Testing shall be kept for a period of not less than ninety (90) days (or for the duration of any contest with respect thereto, if longer). All such records, certifications and retained samples shall be made available to BASF on request. Notwithstanding the above, Sterling agrees to perform all reasonable Agreement Product testing, statistical process control and statistical quality control as specified by BASF. In addition, BASF shall have the right to have the Agreement Product further tested prior to shipment as Agreement Product hereunder. Sterling shall cooperate in any such test and shall have the right to be represented and to participate in any such test and to inspect any equipment used in determining the nature or quality of the Agreement Product.

         Subject to the terms of this Agreement, BASF shall have the obligation to accept any and all deliveries of Agreement Product. However, BASF, may reject any such delivery if BASF notifies Sterling within forty-five (45) Business Days of delivery or within forty-five (45) Business Days of delivery to a BASF customer, whichever is the later, of the Agreement Product failure to meet the Specification as of the date of shipment. However, should Sterling object in writing to such notice within five (5) Business Days after receipt thereof, the parties will meet within three (3) Business Days after delivery of such notice to resolve the question of whether such Agreement Product meets the Specifications. The cost of reworking or disposing of material that does not meet the applicable Specifications for Agreement Products shall be included within the Sterling Actual Costs. The procedure for taking such retained samples, as of the date of shipment, shall be agreed upon by the parties. The Agreement Product retained sample shall be conclusive as to whether such Agreement Product meets the Specifications. If the parties fail to resolve the matter during such meeting, either party may refer the matter to an independent surveyor or chemical laboratory mutually agreeable to the parties, such agreement will not be unreasonably withheld, for testing under the agreed upon procedure of a sample of the Agreement Product in question. The findings of the independent surveyor or chemical laboratory will be conclusive and binding
upon the parties.        If a dispute arises regarding the analysis of the Raw
Material, the parties will meet to resolve the question of whether such Raw Material meet the Specifications. However, Sterling, may reject any such delivery if Sterling notifies BASF within ten (10) Business Days of delivery of Raw Material failure to meet the Specifications. However, should BASF object in writing to such notice within five (5) Business

Days after receipt thereof, the parties will meet within three (3) Business Days after delivery of such notice to resolve the question of whether such Raw Materials meet the Specifications. The proper Raw Material retained sample shall be conclusive as to whether such Raw Material meets the Specifications. The procedure for taking the retained sample at the unloading flange shall be mutually agreed upon by the parties. If the parties fail to resolve the matter during such meeting, either party may refer the matter to an independent surveyor or chemical laboratory, mutually agreeable to the parties, such agreement will not be unreasonably withheld, for testing under the agreed upon procedure of a sample of the Raw Material in question. The findings of the independent surveyor or chemical laboratory will be conclusive and binding upon the parties. If such Raw Materials fail to meet Specifications and BASF does not timely make available other Raw Materials meeting Specifications to allow Sterling to meet its manufacturing obligations hereunder, Sterling's manufacturing and delivering obligations shall be reduced accordingly.

         3.9     Measurement.

                 (a) The Unit of Measurement of the Agreement Product and Raw Materials shall be one pound (avoirdupois). All quantities given herein, unless otherwise expressly stated, are in terms of such Unit of Measurement.

                 (b) Sterling shall maintain and operate the Measuring Equipment in accordance with customary practice in the industry. Measuring Equipment shall be certified at least once every three (3) months, starting as of the Effective Date.

                 (c) BASF may, at its option and expense, install measuring equipment for checking Sterling's Measuring Equipment so long as such installation does not unreasonably interfere with the operation of the Unit or the Plant.

                 (d) The determination of the quantity of Agreement Product or Raw Materials deliveries hereunder for inland water and marine vessel transport shall be made by taking the opening and closing inventory of Sterling's properly calibrated shore tank before and after each shipment, unless otherwise provided hereunder.

                 (e) The determination of the quantity of Agreement Product and Raw Materials deliveries hereunder for transport by rail car or tank truck shall be made by weighing the rail cars or tank trucks on certified scales before and after loading. The receiving party shall gauge or weigh the rail cars or tank trucks upon arrival and, if the amount gauged or weighed is different than the weight obtained prior to shipment by more than one-half percent ( 1/2%), the receiving party shall notify BASF, and BASF will in turn notify Sterling, and the procedures set forth in clause (g) below shall apply.

                 (f) Each party shall have the right to be present at the time any calibrating, installing, reading, cleaning, changing, repairing, inspecting, testing or adjusting is done in connection with the other's Measuring Equipment used in measuring deliveries hereunder. The records from such Measuring Equipment shall remain the property of their owner, but, upon request, each party will submit to the other its records, charts and weigh tickets, together with calculations therefrom, subject to return within fifteen
(15) days after receipt thereof. Such records, charts and weigh tickets shall be kept on file for a period of one (1) year (or for the duration of any contest with respect thereto, if longer).

                 (g) If upon any test the Measuring Equipment is found to be inaccurate in the aggregate by one-half percent ( 1/2%) or more, any payment based upon such measurements shall be corrected at the rate of such inaccuracy for any period of inaccuracy which is definitely known or agreed upon, or if not known or agreed upon, then for a period extending back one-half ( 1/2) of the time elapsed since the last successful test. Following any test, any Measuring Equipment found to be inaccurate to any degree shall be repaired, calibrated and certified to measure accurately as provided below. If for any reason any Measuring Equipment is out of service or out of repair so that the quantity of Agreement Product or Raw Material delivered cannot be ascertained or computed from the readings thereof, the quantity of Agreement Product or Raw Material so delivered during the period the Measuring Equipment is out of service or out of repair shall be estimated and agreed upon by the parties upon the basis of the best available data, using the first of the following methods which is feasible:

                          (i) By using the results of any check Measuring Equipment or other measuring device of BASF, if installed and measuring accurately;

                          (ii) By using the services of a public scale facility; or

                          (iii) By using the results of any check Measuring Equipment or other measuring device, including ship's records of tank measurements, of BASF or its customer, if measuring accurately; or

                          (iv) By correcting the error if the percentage of error is readily ascertainable by test or mathematical calculation; or

                          (v) By estimating the quantity of deliveries during preceding periods under similar conditions when the Measuring Equipment was measuring accurately.

         However, it is expressly understood that where Sterling has, direct or indirect, knowledge or reasonable cause to know or suspect that any Measuring Equipment is inaccurate by one-half percent ( 1/2%) or more, Sterling shall have such Measuring Equipment repairs, calibrated and certified for accuracy within ten (10) days of the time at which Sterling had knowledge or reasonable cause to know.

                 (h) Notwithstanding the foregoing, Sterling's measurements shall be deemed to be accurate for purposes of all deliveries made hereunder unless as to any particular delivery, BASF objects thereto in writing delivered to Sterling within thirty (30) days after such delivery.

         3.10    Storage of Agreement Product and Raw Material by Sterling.

                 (a) The Unit presently contains the bulk storage tanks described on Exhibit N. Sterling shall use such bulk storage tanks for the storage of Agreement Product and Raw Material as designated by BASF in the Estimated Delivery, Shipment and Storage Instructions and the Delivery, Shipment and Storage Instructions or as otherwise determined by Sterling. Should any such bulk storage tank be taken out of service by Sterling for repair service, Sterling will repair the same and place it back in service as soon as practicable. In such a case, Sterling shall make available for storage of Agreement Product or Raw Material any such suitable bulk storage tank it then has available at the Plant.

                 (b) Sterling agrees that all Raw Material furnished by BASF and all Agreement Product produced by Sterling for BASF shall be physically segregated in Sterling's plant or storage facilities from chemicals, packaging materials and products owned by Sterling or third parties.

         3.11 Failure to Take Delivery. If BASF fails to accept an uncontested delivery of any Agreement Product tendered to it by Sterling produced pursuant to the Estimated Delivery, Shipping, and Storage Instructions, the Delivery, Shipping and Storage Instructions or additional shipping instructions, unless such failure is otherwise excused under the Agreement, Sterling shall have the option to cut back production of Agreement Product only if:

                 (a) BASF's failure to take delivery will result in the exceedance of Storage Facility capacity and BASF does not provide for or agree to outside storage which expense shall be borne by BASF, or

                 (b) BASF's failure to take delivery will require the shut-down of the Unit.

Any failure to accept delivery by BASF shall not limit its payment obligations hereunder unless otherwise provided under the Agreement. Acceptance of delivery shall not prejudice the right of BASF to dispute or question such delivery.

         3.12 Failure to Maintain Contract Capacity. In the event that (a) the Unit or any part thereof is damaged or destroyed by fire or other casualty and Sterling has either (i) delivered notice to BASF pursuant to Section 4.3(a) hereof of its election not to rebuild the Unit or (ii) not begun to repair, alter, restore, replace or rebuild the Unit within six (6) months following such damage to the Unit or at any time thereafter fails to use reasonable efforts to continue to repair, alter, restore, replace or rebuild the Unit or
(b) Sterling fails, unless such failure is excused under Section 7.12 or otherwise hereunder, to maintain the production capacity of the Unit over any period of at least ninety (90) consecutive Days at a level of at least ninety-five percent (95%) of the Monthly Contract Capacity for one or more Agreement Products, and, in either case, BASF requires production in excess of the available capacity; then the Facility Fee shall be reduced for each calendar quarter, or portion thereof during which Sterling fails to maintain the Monthly Contract Capacity. In such cases, the Facility Fee shall be determined on a daily basis and for the days during which Sterling fails to maintain the Monthly Contract Capacity, the Facility Fee shall be reduced by multiplying it by the Reduction Factor. The Reduction Factor shall be an amount equal to the sum of the reduced monthly capacities for each of the three Agreement Product groups (PA, Oxo and Esters) divided by the sum of the Monthly Contract Capacities for each of the three Agreement Product groups (PA, Oxo and Esters). For purposes of the calculation of the Reduction Factor, any reduction in the monthly capacity of Oxo will result in a proportional reduction in the monthly capacity of Esters, unless otherwise agreed. Sterling shall reimburse BASF within fifteen (15) days of the end of any Month during which the Facility Fee has been so reduced an amount equal to the difference between the Facility Fee paid by BASF for such period and the Facility Fee for such period reduced in accordance with this Section 3.12.

         3.13    Furnishing of Raw Material and Other Materials.

                 (a) BASF agrees to furnish, or cause to be furnished, to Sterling the Raw Material for use in production of the Agreement Product in such quantities and at such times as necessary in order to enable Sterling to perform its production and delivery obligations to BASF. Sterling shall be responsible to call forward any of the Raw Materials provided by BASF. Failure of Sterling to properly call forward such Raw Materials shall not relieve Sterling of its obligations hereunder.

                 (b) Sterling agrees to furnish catalyst, the Ancillary Raw Materials, and any other materials (other than Raw Material), used in the production of the Agreement Product. The cost of same is incorporated in the Sterling Actual Costs.

                 (c) BASF shall have the right, at the beginning of any Contract Year, if it gives Sterling at least four (4) months' prior written notice thereof, to supply natural gas, used either directly or indirectly to produce the Agreement Products under this Agreement provided, that (i) the exercise of such right does not interfere with or cause a breach of any contract to which Sterling is a party, for natural gas or otherwise; (ii) does not increase Sterling's costs or expenses, (iii) does not interrupt the operation of the Unit or the Plant, and (iv) BASF warrants to Sterling that such natural gas shall be of the quality and quantity and shall be deliverable in such manner as is reasonably satisfactory to Sterling and (v) any discontinuance of such supply under clause
(d) below will not have any of the effects described in the preceding clauses
(i) through (iii). In such event, Sterling shall have no obligation to supply such natural gas related to the Unit. The cost of such natural gas furnished by BASF shall be considered a BASF Actual Cost. Where the natural gas is supplied by BASF through an affiliate of BASF, Sterling shall remit payment for the natural gas directly to such BASF affiliate and Sterling shall reflect the cost of such natural gas in the Variable Cost.

                 (d) If BASF has been supplying natural gas to the Unit for a period of at least twelve (12) consecutive months, then BASF shall have the right, at any time, if it gives Sterling at least four (4) months' prior written notice thereof, to discontinue the supply of such natural gas related to the Unit subject to the conditions in clause (c) above. Upon such discontinuance, Sterling's cost of natural gas to replace the volumes so discontinued shall be reflected in the Variable Cost.

                 (e) Sterling shall supply all drums and sample packaging to be specified by BASF for shipment of Agreement Products, in such quantities and at such times as are necessary in order to enable Sterling to discharge its manufacturing and delivery obligations under this Agreement. BASF may at its option elect to supply any one or all packaging materials for shipment of Agreement Products.

         3.14 Taxes. All Federal, State, local and municipal taxes including Superfund taxes (except taxes levied on net income or net worth) which are directly attributable to the receipt by Sterling of Raw Material, the production of the Agreement Product or deliveries of Agreement

Product made pursuant to this Agreement, shall be included within Costs and Expenses. Income, franchise, gross receipts, occupational and other similar taxes are not to be included within Costs and Expenses.

         3.15 Title; Covenant Not to Encumber. Title to all the Raw Material and Agreement Product shall at all times remain in BASF. Title to the Agreement Product shall be in BASF as of the time of production. Sterling shall not impose or permit to be imposed upon any of the Raw Material or Agreement Product within the custody and control of Sterling any liens or encumbrances whatsoever other than those created by or through or in favor of BASF, and Sterling warrants to BASF with respect to all Agreement Product manufactured and delivered by it hereunder, that such Agreement Product shall be delivered free from any lawful security interest or lien or other encumbrance other than those created by or through or in favor of BASF. Sterling agrees to execute the Security Agreement provided in Exhibit K.

         3.16 Hazards. Sterling warrants that it is completely familiar with the toxic nature and hazards of the Raw Material, Ancillary Raw Material, and Agreement Product. Sterling shall warn all persons at the Plant, including, but not limited to, employees of Sterling, its agents and invitees of the health and environmental hazards associated with the Raw Material, containers for Raw Material, (including proper disposal methods), and Agreement Product. Sterling further agrees to advise all persons at the Plant who handle or might otherwise come into contact with Raw Material, containers for Raw Material, and Agreement Product of all applicable precautions and safety measures to be employed at the Plant when handling or storing same and to require that such precautions and safety measures be employed at the Plant in full accordance with all safety, health and environmental regulations.

                                   ARTICLE IV

                     OPERATION OF UNIT AND RELATED MATTERS

         4.1 General. Sterling shall operate the Unit subject to the terms and conditions of this Agreement. Unless otherwise provided herein, Sterling shall operate the Unit in a manner to fulfill BASF's delivery instructions and its obligation to BASF under this Agreement provided, that operations in accordance with such obligations are not in violation of this Agreement, prudent operation and maintenance procedures or applicable laws and will not cause non- compliance with the Specifications.

         4.2 Production Schedule. Sterling shall produce Agreement Product as needed to meet BASF's Estimated Delivery, Shipping and Storage Instructions and the Delivery, Shipping and Storage Instructions or other shipping instructions subject to limitations in Section 3.1(c).

         4.3     Damage or Destruction.

                 (a) If at any time during the Term of this Agreement the Unit or any part thereof shall be damaged or destroyed by fire or other casualty (including any insured or uninsured casualty) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Sterling shall either (i) at its sole cost and expense and whether or not the insurance proceeds, if any, shall be sufficient for the purpose, proceed with reasonable diligence, but no later than 90 days from the date of such damage or destruction, to begin to repair, alter, restore, replace or rebuild the same as nearly as possible to its value, condition and character which existed immediately prior to such damage or destruction or (ii) elect, by written notice to BASF within 90 days from the date of such damage or destruction, not to repair, alter, restore, replace or rebuild the same.

                 (b) In the event of total destruction or total damage of the Unit, BASF shall have the following options:

                          (1) Terminate the Agreement upon written notice to Sterling;

                          or

                          (2) Replace or rebuild the Unit if Sterling elects not to replace or rebuild the Unit.

                 (c) If Sterling elects not to repair, alter, restore, replace or rebuild, as provided above, BASF may elect to pay the cost to repair, alter, restore or rebuild the Unit. BASF shall exercise such election within one hundred twenty (120) days following receipt of written notice of Sterling's election. If BASF exercises such election, Sterling shall (i) use its best efforts to obtain the release of any insurance proceeds held by any other person or entity with respect to such fire or other casualty, and if such proceeds are so released, shall use the same to reimburse BASF for its costs incurred in such repair, alteration, restoration, replacement or rebuilding within 15 days from receipt of invoice therefor and (ii) use its best efforts to obtain releases or consents of the holders of all liens on or security interests the Unit, as specified by BASF and, upon receipt of all releases or consents necessary to permit Sterling to grant to BASF a lien on or security interest in the repairs or restorations paid for by BASF without creating a default by Sterling under any agreement, note, deed of trust, mortgage or security agreement to which it is a party, Sterling shall grant to BASF a lien on or security interest in such repairs or restorations, in the form reasonably specified by BASF. Such lien or security interest shall secure BASF for the repayment of such costs. Upon the completion of such rebuilding or restoration, the Facility Fee shall be adjusted appropriately over the remaining term hereof until such costs (net of insurance proceeds paid to BASF) are repaid to

BASF, and thereupon such lien or security interest shall be released. BASF recognizes that Texas Commerce Bank National Association, as administrative
agent, has a lien on and security interest in the Unit.        If neither BASF
nor Sterling elect to rebuild or restore, either party may terminate this Agreement on thirty (30) days prior written notice to the other and BASF may cease paying the Facility Fee after the occurrence of the above described damage or destruction.

         4.4 Office Space. Sterling agrees that upon written request by BASF, to provide to BASF suitable temporary reasonable office accommodations at the Plant for a limited number of BASF personnel or its representatives to audit or review records maintained by Sterling pursuant to this Agreement.

         4.5 Plant Visits. Sterling agrees to permit BASF personnel to have access to the Unit at reasonable times and on reasonable notice and consistent with Sterling's contractual obligations under licenses or sublicense to which it is a party. Any such personnel shall be required to comply with Sterling's safety and reasonable confidentiality procedures and policies.

         4.6 Insurance. As of the Effective Date, Sterling will obtain the insurance coverage as described on Exhibit E.

         4.7     Capital Expenditures and Expansion Capital.

                 (a) Procedure to Obtain Reimbursement for Capital Expenditures - For any expenditure to qualify as a Capital Expenditure or Expansion Capital and to obtain reimbursement, Sterling must inform BASF in writing prior to initiating the expenditure and BASF must agree in writing whether the expenditure is a Capital Expenditure or Expansion Capital.

                 (b) Sterling will invoice BASF monthly on a project-by-project basis after the expenses of the projects are incurred for *** of the actual cost of all Capital Expenditures and *** of the actual cost of all Expansion Capital projects. BASF shall pay all such invoices within fifteen (15) days of receipt. Notwithstanding the foregoing, BASF shall entirely fund the Switch Condenser Project, as approved under 4.7(d), and Sterling shall repay to BASF its *** share of the Capital Expenditures for such Capital Project in accordance with the example described on Exhibit P.

                 (c) After termination of this Agreement, BASF shall pay to Sterling or Sterling shall pay to BASF, whichever applies, an amount sufficient to (i) *** (ii) share the cumulative Expansion Capital expenditures so that *** is paid by Sterling and *** is paid by BASF. In addition, Sterling will pay to BASF a reimbursement on the unamortized portion of the payments made by BASF for Capital Expenditures and Expansion Capital. The reimbursement shall be calculated using a straight line, 10 year life, mid-year convention depreciation as defined by the U.S. Federal Income Tax Code, and applied to the year of the payment by BASF. This applies to both the Expansion Capital and Capital Expenditure payments made by BASF. If Sterling does not pay the reimbursement to BASF within thirty (30) days after such reimbursement, if any, becomes due, Sterling will pay interest on the unpaid reimbursement from the due date at the rate of 2% over the prime rate of interest announced by Chase Manhattan Bank (National Association) in effect from time to time during the period from the due date to the date of payment.

                 (d) Sterling will annually submit to BASF for its consent a twelve month budget of Capital Expenditures at the October Quarterly Meeting. Further proposed Capital Projects may be added to the capital budget described above by Sterling at any time during a Contract Year, provided that the approval of BASF has first been obtained.

                 (e) In an emergency Sterling may establish any Capital Project and make any Capital Expenditure, without the prior approval of BASF, necessary to maintain the Unit during the term of this Agreement in a manner to allow Sterling to meet its obligations hereunder. Sterling must then inform BASF via fax or telex of the nature of the emergency and the expected project cost and reimbursement within 72 hours and follow up with a project request within two weeks.

         4.8 Maintenance Expenditures. Sterling agrees to develop a maintenance expense budget for the Unit which will enable Sterling to maintain the Unit in accordance with the standard of care described in Section 4.10. Sterling shall provide BASF with monthly reports regarding maintenance expenses as mutually agreed upon by the parties. Any maintenance expense shall be deemed to be included in the Fixed Costs for purposes of the Agreement except as otherwise agreed upon by the parties.

         4.9 Compliance with Laws. Nothing in this Agreement is intended to, or shall be construed as authorizing or requiring, Sterling to violate any laws (including environmental laws). Sterling hereby warrants that it shall comply in all material respects with the requirements of the following, to the extent applicable to Sterling: Occupational Safety and Health Act of 1970, Executive Order 11246, the Rehabilitation Act of 1973, the Vietnam Era Veterans Readjustment Assistance Act of 1974, the Fair Labor Standards Act of 1930, Toxic Substances Control Act, and all applicable amendments, standards, rules, regulations, and orders issued pursuant to or related to said Acts and Order and any similar state law. Sterling shall be responsible for appropriately labeling and placarding all shipments of Agreement Products. Sterling agrees to hold BASF harmless against any public or private claim, demand, cause of action or judgment for damages, of any kind, arising from or attributable to Sterling's failure, in any respect, whether material or immaterial, to comply with said Acts, standards, rules, regulations, orders, or similar state law.

         4.10 Standard of Care. Sterling shall operate and maintain the Unit and perform its other obligations including material handling and distribution hereunder using good operating procedures at least equivalent to or better than the same standard of care (i) as it would use in operating and manufacturing at the Plant and performing such obligations for its own account and (ii) as a prudent operator would use in operating and manufacturing at a unit similar to the Unit. Notwithstanding the above, Sterling shall operate and maintain the Unit at least equivalent to or better than the standard of care used by the previous owner of the Plant in operating the Unit.

         4.11 Warranties; BASF's Duties; Remedies. Sterling warrants that the Agreement Product when delivered to BASF, Raw Materials after acceptance and Ancillary Raw Materials at the time they are used by Sterling will conform to the Specifications. Sterling shall be responsible for all personal injury and property damage resulting from any breach of the above warranties and Sterling shall indemnify BASF against any such injury or damage. Sterling shall be responsible for all personal injury and property damages after delivery of Raw Material to Sterling and prior to its use. BASF shall be responsible for all personal injury and property damages from the Raw Material prior to delivery to Sterling and for Agreement Product after delivery to BASF.

         4.12 Heel Credits. BASF shall receive a credit for residual Agreement Product transported as bulk liquid by barge or other means of marine transportation returned directly to Sterling from a BASF terminal, customer or storage facility equivalent to one-half ( 1/2) percent of the gross weight on the first shipment of Agreement Product on such barge or other means of marine transportation. An independent surveyor shall be used for measuring the weight of all Agreement Products shipped by means of marine transportation. The cost of such independent surveyor shall be paid by Sterling and considered a Sterling Actual Cost. The weights of truck and railcar shipment shall be determined according to the procedures on Exhibit O.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF STERLING

         Sterling represents and warrants to BASF as follows:

         5.1 Organization, Good Standing and Corporate Power. Sterling is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign corporation in the State of Texas, and has all requisite corporate power and authority to carry on its business as presently conducted, to enter into this Agreement and perform its obligations hereunder.

         5.2 Authority Relative to Agreement. The execution, delivery and performance by Sterling of this Agreement have been duly and effectively authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Sterling and is a legal, valid and binding obligation of Sterling enforceable in accordance with its terms, except insofar as enforcement may be limited by (i) bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, and (ii) general principles of equity.

         5.3 No Conflict with Other Instruments or Proceedings. Neither the execution and delivery of this Agreement, nor the performance or compliance with the terms and conditions hereof conflict with, or will result in a breach by Sterling of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon, any asset of Sterling pursuant to any of the terms, conditions or provisions of (i) the Certificate of Incorporation or Bylaws of Sterling, (ii) any mortgage, deed of trust, lease, contract, agreement or other instrument to which Sterling is a party or by which Sterling may be bound or affected, or (iii) any writ, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character, to which Sterling is subject, or by which Sterling may be bound or affected.

         5.4 No Litigation or Proceedings. As of the date hereof, there are no actions, suits, investigations or proceedings pending or to Sterling's knowledge threatened against Sterling at law or in equity or before or by any federal, state, municipal or other governmental or non-governmental department, commission, board, bureau, agency or instrumentality seeking to enjoin, restrain or otherwise prevent the execution and delivery of this Agreement by Sterling.

                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF BASF

         BASF represents and warrants to Sterling as follows:

         6.1 Organization. BASF is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted, to own and operate the properties owned by it and to enter into this Agreement and perform its obligations hereunder.

         6.2 Authority Relative to Agreement. The execution, delivery and performance by BASF of this Agreement have been duly and effectively authorized by all necessary corporate action. This Agreement has been duly executed by BASF and is a legal, valid and binding obligation of BASF enforceable in accordance with its terms, except insofar as enforcement may be limited by (i) bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, and (ii) general principles of equity.

         6.3 No Conflict with Other Instruments or Proceedings. Neither the execution and delivery of this Agreement, nor the performance or compliance with the terms and conditions hereof conflict with, or will result in a breach by BASF of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon, any of its assets pursuant to any of the terms, conditions or provisions of (i) the constituent corporate documents of BASF, (ii) any mortgage, deed of trust, lease, contract, agreement or other instrument to which BASF is a party or by which BASF may be bound or affected, or (iii) any writ, order, judgment, decree, statute, ordinance, regulation or any other restriction of any kind or character, to which BASF is subject, or by which BASF may be bound or affected.

         6.4 No Litigation or Proceedings. As of the date hereof, there are no actions, suits, investigations or proceedings pending or to BASF's knowledge threatened against or affecting BASF at law or in equity or before or by any federal, state, municipal or other governmental or non-governmental department, commission, board, bureau, agency or instrumentality, seeking to enjoin, restrain or otherwise prevent the execution and delivery of this Agreement by BASF.

                                  ARTICLE VII

                             ADDITIONAL AGREEMENTS

         7.1     Meetings.

                 (a) At the Quarterly Meetings, the representatives of BASF and Sterling shall review the operations of the Unit, and such other matters as may be determined as appropriate by the parties. At least 30 days prior to the October Quarterly Meeting in each Contract Year, Sterling shall submit to BASF a proposed budget for Capital Projects and Capital Expenditures for the following twelve month period for approval. Additionally, Sterling shall concurrently deliver to

BASF its budget for Maintenance Expenditures for the Unit and the other equipment and property used in connection therewith, prepared by Sterling in good faith and upon realistic assumptions, for the following twelve month period for review. BASF shall inform Sterling of its decision regarding approval of Capital Project and Capital Expenditures within 30 days after the October Quarterly Meeting.

                 (b) At the October Quarterly Meeting in each Contract Year, the representatives of BASF and Sterling shall review the Costs and Expenses for the prior twelve month period and negotiate in good faith the budget for the next twelve month period.

                 (c) Sterling shall make its employees and other representatives available to BASF on reasonable request to discuss the present or proposed operations of the Unit so long as such availability does not disrupt the operation of the Unit.

                 (d) The parties shall be obliged to meet upon the reasonable request of either party by giving prior written notice to the other party.

         7.2 Term. The term of this Agreement shall be the Initial Term unless earlier terminated as provided herein. However, this Agreement may be extended upon terms and conditions to be mutually agreed upon by the parties for a period of five (5) years (the "Additional Term") at the end of the Initial Term if either party has delivered a Notice of Extension to the other and the parties have reached agreement on the terms and conditions of such extended agreement on or prior to December 31, 2004.

         7.3 Termination. Either of the parties may at its election terminate this Agreement by written notice to the other:

                 (a) at any time if the other party discontinues business or is adjudicated as bankrupt, or files a petition in bankruptcy or reorganization under any of the chapters of the Bankruptcy Code or for a receiver be filed by or against the other party or a creditor files an involuntary petition for bankruptcy, or enters into an agreement with its creditors to compromise an indebtedness or makes an assignment for the benefit of creditors, or is unable to meet its obligations as they become due, or

                 (b) at any time if the other party shall fail to make any payment or credit when due hereunder or suffer to exist any default on its part of any material provision of this Agreement, and fails to make such payment or to cure such default within thirty (30) days after written notice thereof given by the other party hereto.

         Upon the occurrence of a contingency provided in Section 7.3(a), BASF may in its sole option upon written notice to Sterling, and subject to the rights of the holder(s) of any liens on or security interests in the Unit, including Texas Commerce Bank National Association, as administrative agent, elect to operate the Unit. BASF shall then have full power and authority to perform such actions and things as it may deem advisable or expedient in connection with the operation, repair, governmental compliance, safety, maintenance, protection, expansion, modification, reconstruction and use of the Unit. BASF's actual costs to operate the Unit under such circumstances shall be included within Costs and Expenses in the calculation of Profit. BASF shall conduct the operations contemplated hereunder in accordance with BASF's own good operating practices. BASF shall indemnify, save and hold harmless Sterling from and against any and all liabilities, costs, expenses or damages arising from, out of or in any manner connected with the operation of the Unit by BASF, save and except only those matters arising directly or indirectly prior to the date BASF assumes operations or resulting either directly or indirectly from conditions existing prior to the date BASF assumes operations.

         If any event, default or failure of the nature described in Sections 7.3(a) or (b) occurs with respect to a party hereto, the performance of the obligations of the other party hereto by such other party shall be excused to the extent such performance is affected by such event, default or failure.

         The rights granted to the parties in this Section 7.3 are without prejudice to any and all other remedies the parties may have.

         7.4 Dispute Resolution. All disputes, differences or questions arising out of or relating to the Agreement (including without limitation, those as to the validity, interpretation, breach, violation, or termination) shall at the written request of either party, be determined and settled, if possible, pursuant to the following procedure before proceeding with any action in court. Any such procedure may be initiated by a party by written notice ("Dispute Notice") to the other party specifying the subject of the dispute. Upon dispatch or receipt of the Dispute Notice each party shall appoint two (2) representatives who shall be empowered with all authority necessary to take any or all actions to resolve the dispute. The representatives of the parties shall meet within ten (10) Business Days after delivery of the Dispute Notice to resolve the dispute. If the representatives fail to resolve the matter within three (3) Business Days, after the expiration of such third Business Day period the parties may agree to mediation or arbitration of the dispute or pursue a remedy by any means provided under law.

         7.5 Confidentiality. During the term of this Agreement and thereafter, all information relating to the business, products, assets, and finances of the parties, including but not limited to financial statements and related books and records, minute books, personnel records, lists of customers and potential customers, lists of suppliers and potential suppliers, price and cost data, computer programs, computer hardware, patents, patent applications, apparatus, equipment, drawings, reports, processes, methods and techniques of manufacture, know-how, trade secrets, specifications of materials, manuals, technical information plans, drawings and other data and similar information and records ("Company Information"), shall be treated as proprietary to disclosing party and as confidential by the receiving party and shall not be disclosed by the receiving party or its officers, employees, agents, affiliates or representatives to, or used for the benefit of, the receiving party or any other person other than for purposes under this Agreement for a period of ten years from the date of disclosure; provided however, that nothing herein shall prohibit Sterling from disclosing any Sterling Company Information to its investment bankers or lenders or permitting such lenders access of such Sterling Company Information for purposes of loan administration and nothing herein shall diminish Sterling's obligation to supply Sterling Company Information required under any credit or loan agreement. At the termination of the Initial Term or Additional Term (if the term hereof is extended for the Additional Term as provided hereby), the receiving party shall promptly return to the disclosing party all copies of any documents or other written information (including notes and internal memoranda) comprising the Company Information or destroy the Company Information and certify in writing to the disclosing party of such destruction. Such obligations of confidentiality and non-use shall not apply to Company Information, or portions thereof, which:

                 (a) is or becomes generally available to the public in published literature through no breach of this Agreement by receiving party, or

                 (b) receiving party can show was known prior to disclosure hereunder, or

                 (c) is disclosed to receiving party by a third party having the lawful right to make such disclosure and owing no confidential obligation to the disclosing party with respect to such information, or

                 (d) receiving party is required by applicable law or regulation to disclose; provided that the receiving party provides reasonable prior notice of the disclosure to the other party.

                          Each party undertakes, as far as is legally possible,
to require its representatives or employees with access to said Company Information to keep said Company Information secret and confidential, both during and after the period of their employment by either party, to the same extent that and for so long as said party shall be obligated to do. The foregoing secrecy obligation shall terminate ten (10) years after disclosure of such Company Information.

         7.6 Restriction on Transfer of Company Information. Except pursuant to the sale, assignment, foreclosure or other transfer of the Unit, the Plant or this Agreement as otherwise permitted hereby, Sterling agrees not to sell, assign or otherwise transfer any right, title or interest in or to use, except for production of Agreement Products at the Plant, Sterling's Company Information regarding the manufacture, sales or marketing of the Agreement Products during the Initial Term or any Additional Term of this Agreement without the prior written consent of BASF.

         7.7     Notice of Certain Events.

                 (a) In the event that Sterling has failed to make any principal or interest payment on any of its indebtedness for borrowed money of $1,000,000 or more when same shall have become due and payable and such failure has not been waived by the holder(s) of such indebtedness prior to the date such indebtedness became due and payable, Sterling agrees to give written notice thereof to BASF. In such event, Sterling shall discuss with BASF such failure to make any such payment and the effects thereof on the operations of Sterling, and afford BASF the opportunity, for a reasonable period of time under the then existing circumstances, to assist Sterling in resolving any financial difficulties Sterling might then have.

                 (b) In the event Sterling enters negotiations with a third party with respect to the sale or transfer of the Unit (whether directly or indirectly) or as part of the sale or exchange of all or substantially all of the assets of Sterling, the sale or exchange of a majority or more of the outstanding voting securities of Sterling in a transaction requiring approval by Sterling the merger or consolidation of Sterling with or into another corporation or otherwise, the Company agrees to inform BASF at least 60 days prior to the scheduled closing, unless Sterling is prohibited from doing so by applicable law.

                 (c) In the event that Sterling receives notice that the holders of a majority of the outstanding voting securities of Sterling have entered negotiations to sell, exchange or otherwise transfer such voting securities in a transaction not requiring approval of Sterling or its security holders as such, Sterling agrees to inform BASF of such negotiations at least 60 days prior to the scheduled closing, unless Sterling is prohibited from doing so by applicable law.

         7.8 Sterling Financial Statement. Upon the reasonable request of BASF Sterling shall provide BASF from time to time but not more often than quarterly with a statement signed by Sterling's chief financial officer
certifying to:    Sterling's financial position, results of operation and cash flow and to pending or existing litigation, claims or liens that will affect Sterling's ability to perform its obligations under this Agreement and BASF agrees to keep such information confidential. Nonetheless, Sterling shall annually provide BASF with the report on its annual financial statements prepared and executed by Deloitte & Touche L.L.P. or such other accountants agreeable to parties.

         7.9 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement, and any payment obligation of any party hereto owing to the other party on the date of termination hereof or arising thereafter based on events or occurrences prior to such termination shall survive the termination of this Agreement and for the period of the applicable statute of limitations (or, if there is no such statute, for the longest period permitted by law) with respect to such obligations.

         7.10    Indemnification.

                 (a) Except as otherwise provided herein, Sterling, from and after the Effective Date, shall indemnify and hold BASF harmless from and against any and all Damages suffered or incurred by BASF on account of or arising from or related to the breach of, or the failure to perform or satisfy any of, the representations, warranties, covenants or agreements made by Sterling in or under this Agreement, or any liability to any person or entity whether incurred under statute or in tort arising directly or indirectly from operations carried on by or on behalf of Sterling at or in connection with the Unit or arising out of Spills or Releases Requiring Response Action occurring before, during or after the term of this Agreement unless such Spills or Releases Requiring Response Action are caused by the wrongful acts, omissions or default of BASF. Sterling will hold BASF harmless and indemnify BASF and secure BASF against any and all losses, costs, expenses, fees, damages, etc. deriving from environmentally related claims of any kind against BASF arising out of this and any related agreement.

                 (b) Except as otherwise provided herein, BASF, from and after the Effective Date, shall indemnify and hold Sterling harmless from and against any and all Damages suffered or incurred by Sterling on account of or arising from or related to the breach of, or the failure to perform or satisfy any of, the representations, warranties, covenants or agreements made by BASF in or under this Agreement, or any liability to any person or entity whether incurred under statute or in tort arising directly or indirectly from the actions of BASF carried out at or in connection with the Plant (excepting any Damages arising out of Spills or Releases Requiring Response Action as to which
Section 7.10 (a) applies), or any Spills or Releases Requiring Response Action attributable to the acts, omissions or default of BASF, or any liability arising from the Rail Cars, or any liability for damages to persons or property or to BASF personnel or invitees or caused by them, or on account of any product liabilities for Agreement Product or other Unit products delivered by BASF.

                 (c) Each party agrees that promptly after any of its officers becomes aware of the discovery of facts giving rise to a claim by it for indemnification hereunder ("Claim"), such party will provide notice thereof in writing to the other party. Any notice pursuant to this clause (c) shall contain a statement to the effect that such party is making a Claim pursuant to and formal demand for indemnification under this Agreement. Any demand, assertion, claim, action or proceedings by or from any person or entity (other than a party to this Agreement) or governmental authority which may give rise to a Claim is referred to herein as a "Third Party Action". For purposes of this Section 7.10, the term "Indemnifying Party" as to a particular Claim or Third Party Action shall mean the party having or which is held to have an obligation to indemnify the other party with respect to such Claim or Third Party Action pursuant to this Section 7.10 and the term "Indemnified Party" as to a particular Claim or Third Party Action shall mean the party having or which is held to have the right to be indemnified with respect to such Claim or Third Party Action by the other party pursuant to this Section 7.10.

                 (d) Except as otherwise expressly provided herein, the Indemnifying Party shall be entitled at its sole cost and expense to contest and defend by all appropriate legal proceedings any Third Party Action with respect to which it is called upon to indemnify the Indemnified Party under the provisions of this Agreement; provided, however, that with respect to any Claim arising from the assertion of any Third Party Action, notice of the intention so to contest shall be delivered by Indemnifying Party to Indemnified Party within 20 days from the date of mailing to Indemnifying Party of notice by Indemnified Party of the assertion of the Third Party Action. Any such contest with respect to a Third Party Action may be conducted in the name and on behalf of Indemnifying Party or Indemnified Party as may be appropriate. If after notice as provided for herein, Indemnifying Party does not elect to contest any Third Party Action as provided in this clause (d), Indemnifying Party shall be bound by the result obtained with respect thereto by Indemnified Party and Indemnified Party may (but shall have no obligation to) contest any such Third Party Action or settle or admit liability with respect thereto, all for the account of Indemnifying Party. At any time after the commencement of defense of any such Third Party Action, Indemnifying Party may request Indemnified Party to agree in writing to the abandonment of such contest or to the payment or compromise by Indemnifying Party of the asserted Third Party Action whereupon such action shall be taken unless Indemnified Party so determines that the contest should be continued, and so notifies Indemnifying Party in writing within 15 days of such request from Indemnifying Party. In the event that Indemnified Party determines that the contest should be continued, Indemnifying Party shall be liable with respect to such Third Party Action only to the extent of the lesser of (i) the amount which the third party taking the Third Party Action had agreed to accept in payment or compromise as of the time Indemnifying Party made its request therefor to Indemnified Party or (ii) such amount for which Indemnifying Party may be liable with respect to such Claim by reason of the provisions hereof.

                 (e) If requested by Indemnifying Party, Indemnified Party agrees to cooperate with Indemnifying Party and its counsel in contesting any Third Party Action which Indemnifying Party elects to contest or, if appropriate, in making any counterclaim against the third party taking the Third Party Action, or any cross-complaint against any other person or entity not a party hereto, but Indemnifying Party will reimburse Indemnified Party for any expenses incurred by it in so cooperating.

                 (f) Indemnifying Party agrees to afford Indemnified Party and its counsel the opportunity to be present at, and to participate in, conferences with all persons or entities, including governmental authorities, taking Third Party Action against Indemnified Party or conferences with representatives of counsel for such persons or entities.

                 (g) Indemnifying Party shall pay to Indemnified Party, upon demand, the amount of any Damages to which Indemnified Party may become entitled by reason of the provisions of this Section 7.10.

         7.11 Sale or Transfer of Interest. Sterling may not sell or transfer an interest in all or any part of the Unit singly, or on a stand-alone basis to a "Competitor" as defined below, without the prior written consent of BASF, which consent will not be unreasonably withheld. Notwithstanding the foregoing (i) Sterling may sell or otherwise dispose of the Unit as part of the sale, transfer or other disposition of all or substantially all of the Plant's assets, directly or indirectly or as a part of the merger, consolidation, sale of substantially all of the assets or corporate reorganization of Sterling (any of the foregoing being hereafter referred to as a "Plant Disposition") to a Competitor subject to the terms set forth below and
(ii) Sterling may grant mortgages, deeds of trust, security interests in and liens on the Unit to any financial institution, including without limitation Texas Commerce Bank National Association, administrative agent to secure any and all indebtedness of Sterling now existing or hereafter arising, and any such financial institution may foreclose upon any of the assets of Sterling, including the Unit, sell such assets or the Unit in lieu of foreclosure, and otherwise exercise all rights or remedies they may have with respect thereto, without restriction hereunder, and any purchaser, on foreclosure or sale in lieu of foreclosure, may take such assets or the Unit free from such restrictions.

         The term "Competitor" shall mean: (i) a manufacturer and/or marketer of phthalate esters and plasticizer range oxo-alcohols, ("Class I Competitor") or (ii) a manufacturer and/or marketer of phthalic anhydride plasticizer range oxo- alcohols or phthalate esters ("Class II Competitor"). If a Plant Disposition is proposed to be made to a Competitor, Sterling shall give BASF at least 120 days prior written notice of the name of such Competitor and of the terms and conditions of such Plant Disposition. If such Plant Disposition is to a Class I Competitor, BASF shall have the right to acquire the Unit by written notice to Sterling within such 120 day period containing an irrevocable obligation to purchase the Unit for a purchase price equal to the Allocable Portion (as defined below) of consideration to be paid by the Class I Competitor for the Plant's assets to be disposed of to the Class I Competitor. The term "Allocable Portion" means a cash amount equal to the portion of the total consideration to be received by Sterling (or its security holders) as a result of such Plant

Disposition allocable, in the opinion of a third party mutually agreeable to the parties with such agreement not to be unreasonably withheld, to the Unit.

         If a Plant Disposition is to be made to a Class II Competitor, Sterling shall provide, as a condition to such Plant Disposition, that such Class II Competitor agrees to (a) assume this Agreement (b) amend this Agreement at the option of BASF to extend the term hereof for up to four additional years and delete Section 3.5(d) hereof and (c) enter into secrecy and non-disclosure agreements with BASF in form reasonably satisfactory to BASF. In case of any such proposed Plant Disposition to a Competitor, BASF shall also have the right to terminate this Agreement on written notice to Sterling within 120 days from receipt of Sterling's notice respecting the Plant Disposition.

         7.12    Force Majeure.

                 (a) In the event of either party being rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement (other than any obligation to make payment of any amount when due and payable hereunder), it is agreed that upon such party's giving notice and reasonably full particulars of such force majeure in writing as provided in
Section 8.3 to the other party as soon as practicable after the occurrence of the cause relied on, then the obligations of the party giving such notice, so far as they are affected by such force majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as possible be remedied with all reasonable dispatch.

         Notwithstanding anything contained herein to the contrary, a force majeure of Sterling which materially affects delivery of Agreement Products will immediately suspend BASF's obligation to pay the pro rata portion of Sterling's Fixed Costs relating to the Agreement Products whose delivery was affected by the force majeure until Sterling resumes its contractual obligations. Similarly, if a force majeure event affects BASF's performance of its obligations hereunder, the pro rata portion of the BASF Actual Costs relating to the Agreement Products affected by the force majeure shall not be deducted from Profit calculated for the period during which the force majeure remains in effect. Any such adjustment shall be pro rated on a daily basis to reflect the number of days the force majeure remains in effect.

                 (b) The term "force majeure," as employed herein, shall mean acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, blockades, embargoes, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, high water, washouts, arrests, and restraints of government and people, civil disturbances, explosions, breakage or accident to machinery, equipment, lines of pipe or property, freezing of wells, machines, equipment, lines of pipe, or property, partial or entire failure of any machinery, equipment, lines of pipe or other property, the occurrence of any Spill or Releases Requiring Response Action and any regulatory, civil or criminal action with respect thereto and any other causes, whether of the kind herein enumerated or otherwise, not reasonably within the control of the party claiming suspension; such term shall likewise include (i), in those instances where any party hereto is required to obtain servitudes, rights-of-way grants, permits or licenses (including permits relating to any Spill or Release Requiring Response Action) to enable such party to fulfill its obligations hereunder, the inability of such party to acquire, or delays on the part of such party in acquiring, after the exercise of due diligence, such servitudes, rights-of-way grants, permits or licenses,
(ii), in those instances where any party hereto is required to furnish materials and supplies or is required to secure permits or permissions from any governmental agency to enable such party to fulfill its obligations hereunder, the inability of such party to acquire, or delays on the part of such party in acquiring, at reasonable cost and after the exercise of reasonable diligence, such materials and supplies, permits and permissions; and (iii) findings regarding the toxological properties or ecological effects of the Agreement Product which materially affect the marketability of such Product.

                 (c) It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the party having the difficulty, and that the above requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the discretion of the party having the difficulty.

                 (d) As soon as either party has reason to believe an event of force majeure has occurred or will occur, the affected party will inform the other party immediately. Both parties will then consult how these circumstances influence this Agreement and which measures will have to be taken. Both parties will reasonably use their best efforts to avoid or reduce as much as possible the detrimental effect of such occurrences.

                 (e) If there shall be threatened, instituted, or pending any action, proceeding, or application before any court or governmental authority or other regulatory or administrative agency or commission, domestic or foreign, by any government or governmental authority or other regulatory or administrative agency or commission, domestic or foreign, or by any other person, domestic or foreign challenging the Agreement, contemplating any such challenge, seeking to restrain or prohibit its consummation or continuation of performance, or contemplating the seeking of any such restraint or prohibition, either party shall have the right to withdraw from the Agreement without liability of any kind (except as to amounts accrued but unpaid), in the exercise of its sole discretion with respect to any of the described events.

                 (f) Notwithstanding the provisions of this Section 7.12, any omission or circumstances by any cause whatsoever, including but not limited to failure to deliver as a result of any environmental rule, regulation or order, or a breakage or accident to machinery, equipment, lines of pipe or other property or the partial or entire failure thereof or the necessity to make repairs or alterations, which omissions or circumstances are within the affected party's sole control and which could, by reasonable diligence and without undue costs or expense, have foreseen or avoided shall not be deemed an event of force majeure. Excepting Section 7.12(c), the occurrence of force majeure shall not relieve a party of liability in the event of its failure to use reasonable diligence to remedy the situation and remove the cause in an adequate manner and with all reasonable dispatch.

                 (g) In the event BASF gives three months' prior written notice to Sterling certifying that a "Hardship" exists, and therefore it will not require the Agreement Product for an indefinite period of not less than six months (Delivery Reduction Period), Sterling shall use its best efforts to reduce the Sterling Actual Costs as soon as practicable and consistent with good operating procedures and shall reduce deliveries in accordance with such written notice. Notwithstanding such reduction, BASF shall remain obligated to pay the Sterling Actual Costs, Facility Fee, Capital Expenditure and Expansion Capital payments and all other payments required hereunder (as such are reduced during the Delivery Reduction Period). On written notice from BASF after any such reduction, Sterling shall use its best efforts to recommence operations as soon as practicable after the Delivery Reduction Period. For purposes of this
Section 7.12(g), the term "Hardship" means a cash loss suffered for twelve months from marketing of the Agreement Product and a good faith determination by BASF that such cash loss will continue for an indefinite period. Notwithstanding the foregoing, no such reduction shall be required hereunder prior to the third anniversary date of the Effective Date.

         7.13 Expansion of Capacity. Should additional production capacities be required by BASF, the parties hereto shall negotiate in good faith the financial and other conditions under which Sterling is willing to construct or allow BASF to construct additional capacity. If both parties agree to an Expansion Project, expenses for Expansion Capital shall be paid *** by Sterling and *** by BASF.

         7.14 Disclaimer. STERLING HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, COMMON LAW, STATUTORY OR OTHERWISE) RELATING TO THE RAW MATERIALS, THE AGREEMENT PRODUCT, THE ANCILLARY RAW MATERIALS INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE except as expressly set forth herein.

         7.15    Technical Advice

                 (a) BASF or its representatives shall advise Sterling regarding technical questions arising in connection with the operation of the Unit, and shall be of assistance to Sterling in the event of disturbances of the Unit.

                 (b) The advice to be given by BASF pursuant to Section 7.15(a) hereof shall embrace BASF's technical knowledge and experience, to the extent that they are suitable for the operation of the Unit. However, BASF shall not be obliged to provide Sterling with technical knowledge and experience acquired by BASF during the term of the Agreement and which BASF, in its reasonable judgement, considers to be a considerable improvement and/or in respect of which

BASF has filed a patent application. Notwithstanding anything to the contrary contained in this Section 7.15, BASF shall be under no obligation to provide technical advice which would require in-house work by BASF or its representatives, including, but not limited to, laboratory or pilot plant tests, unless BASF and Sterling agree on a mutually acceptable fee for such services.

                 (c) BASF shall be available to discuss important technical questions at a meeting between technical experts of BASF and Sterling, either in Ludwigshafen or in Texas City, by mutual agreement and at suitable intervals. In the event that BASF or its representatives' personnel are, by mutual agreement, assigned to Sterling, the reasonable travel and living expenses shall be borne by Sterling and considered a Sterling Actual Cost pursuant to Section 7.15(g) hereof. Assignments of BASF or its representatives shall not exceed 25 man-days in any contract year.

                 (d) In the event that BASF develops and commercially manufactures new PA catalysts which can be used without the addition of SO2 , BASF shall offer such catalysts to Sterling for evaluation and use in Sterling's phthalic anhydride plant in Texas City, Texas on terms and conditions to be agreed upon.

                 (e) BASF shall render the services to be rendered hereunder in the best interest of Sterling and shall apply the same care in rendering such services as it is accustomed to apply in its own affairs. In the event that BASF fails to fulfill its obligation with such care, it shall be obligated to render the service concerned again free of charge. The foregoing obligation to render the service again shall be Sterling's exclusive remedy for BASF's breach of its obligation under this Section 7.15 and BASF shall incur no further liability whatsoever related to such matters.

                 (f) In the event that engineering services of BASF are required in connection with Capital Projects or Expansion Projects, BASF shall, at its sole option, provide such engineering services and Sterling shall pay for each engineering hour a certain amount agreed upon in a separate agreement relating to engineering services of BASF if BASF and Sterling cannot agree upon a lump-sum price for such services, in either case to be invoiced as Capital Expenditures or Expansion Capital, as defined herein.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         8.1 Relation of Parties. Sterling shall perform all of its obligations hereunder as an independent contractor, and nothing contained in this Agreement shall be deemed to constitute Sterling as an agent of BASF for any purpose whatsoever. It is not the intention of the parties hereto to create a partnership, association, joint venture, trust or other character of business entity. The duties and obligations are intended and declared to be several and not joint or collective, and nothing contained in this Agreement or made pursuant hereto shall ever be construed to create a partnership, association, joint venture, trust or other character of business entity recognizable in law for any purpose, or to impose a partnership duty, obligation or liability with respect to any of the parties hereto.

         8.2 Exhibits. The Exhibits to this Agreement are incorporated herein and made a part of this Agreement.

         8.3 Notices. Any notice provided for by this Agreement and any other, demand or communication which any party may wish to send to another shall be in writing and either delivered in person or sent by registered or certified United States mail, return receipt requested in a properly sealed envelope, and addressed to the party for which such notice, demand or communication is intended at such party's address as set forth below:

              Sterling:        STERLING CHEMICALS, INC.
                               General Manager Plasticizers
                               1200 Smith Street
                               Suite 1900
                               Houston, Texas 77002

                               Copy to:         Mr. John L. Bland
                                                Bracewell & Patterson, L.L.P.
                                                2900 South Tower Pennzoil Place
                                                Houston, Texas 77002


              BASF:            Business Director, Plasticizers
                               BASF CORPORATION
                               3000 Continental Drive-North
                               Mt. Olive, New Jersey 07828-1234


                               Copy to:         General Counsel
                                                BASF CORPORATION
                                                3000 Continental Drive-North
                                                Mt. Olive, New Jersey 07828-1234


         Any address or name specified above may be changed by a notice given by the addressee to the other parties in accordance with this Section 8.3.

         Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or upon receipt as set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or the rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be the receipt of the notice, demand or other communication as of the date of such inability to deliver or the rejection or refusal to accept.

         8.4 Controlling Law and Jurisdiction. All questions concerning the validity, operation and interpretation of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of New Jersey. The parties consent to submit to the jurisdiction of the State of New Jersey.

         8.5 Headings. The headings and titles to the Sections and Subsections of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

         8.6 Modifications and Waivers. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy in respect of any occurrence or event on one occasion shall not be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

         8.7 Entire Agreement. This Agreement, including the other instruments herein provided for or referred to supersedes all other agreements, oral or written, heretofore made with respect to the subject matter hereof and the transactions contemplated hereby, and contains the entire agreement of the parties.

         8.8 Severability. Any provisions hereof which are invalid, unlawful or unenforceable under any applicable law of any jurisdiction shall be ineffective as to such jurisdiction, without affecting any other provision of this Agreement, or shall be deemed to be severed or modified to conform with such law, and the remaining provisions of this Agreement shall remain in force, provided that the purpose of this Agreement can be effected. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms. Both parties shall in such a case be obliged to substitute the invalid, unlawful, or unenforceable provisions by valid, lawful or enforceable provisions which have as much as possible equivalent economic effects.

         8.9 Assignments. Neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned, by operation of law or otherwise, by any party hereto without the prior written consent of the other party; provided, that either party may assign its rights under this Agreement to any United States corporation, a majority of the outstanding voting securities of which is owned by such party or by a corporation which owns a majority of the outstanding voting securities of such party, or to a corporation which owns a majority of the outstanding voting securities of such party, but no such assignment shall relieve such party of its obligations under this Agreement. The assignor does hereby unconditionally guarantee the timely payment of all sums due hereunder and the timely performance of all obligations of assignor hereunder by any such assignee. On default by any such assignee, Sterling may, at its option, proceed directly and at once against BASF to enforce BASF's obligations hereunder, without notice to such assignee or the necessity for proceeding or taking any action against such assignee.

         Sterling may assign its rights hereunder to banks or other financial institutions, including, without limitation, Texas Commerce Bank National Association, as administrative agent, or to any person or entity which acquires the Unit or the Plant, subject only to Section 7.11 with respect to assignments to a Competitor.

         Any attempted assignment by either party hereto not otherwise permitted hereby shall be ineffective and void for all purposes.

         8.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts together shall constitute but one and the same instrument.

         8.11 Binding on Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

         8.12 Public Statements. Neither party hereto shall issue any public announcement or statement with respect to the transactions contemplated herein without the prior written consent of the other party, excepting such announcements or statements required by a governmental regulation or agency.

         8.13 Specific Performance. In the event of any breach or failure to perform by BASF or Sterling hereunder, the other party hereto shall be entitled to all legal and equitable remedies for such breach or failure (including specific performance, whether or not such remedy is otherwise normally available).

         8.14 No Transfer of Title. Sterling expressly does not by the terms of this Agreement, sell, transfer, or assign to BASF any title or interest in the Unit or the Plant or any of Sterling's assets or properties.

         8.15 Wire Transfer, Etc. All sums and amounts payable or to be payable pursuant to this Agreement shall be payable in immediately available funds and in coin or currency of the United States of America that, at the time of payment, is legal tender for the payment of public and private debts in the United States of America and shall be made by wire transfer or electronic funds transfer of immediately available funds to such bank and/or account in the continental United States for the account of the payee as from time to time the payee shall have directed to the payor in writing, or, if no such direction shall have been given, by check of the payor payable to the order of the payee and mailed to the payee in the manner and at the address set forth in Section 8.3 hereof. Whenever in this Agreement BASF is required to pay or reimburse Sterling upon receipt of invoice or otherwise when no due date for payment is specifically provided, payment shall be due as provided in
Section 3.5 and shall be made in the manner set forth above.

         8.16    Accounting.

                 (a) The parties shall keep accurate and systematic records and accounts relating to matters under this Agreement to which shall be charged costs and expenses properly chargeable thereto under the terms hereof and to which shall be credited all items of income or revenue from whatever source derived, and the same shall be supported by purchase orders, invoice, payrolls or other normal, customary and necessary records pertaining thereto.

                 (b) Upon a reasonable request, either party shall provide the other with copies of all purchase orders, invoices, and other backup data pertaining to BASF Actual Costs and Sterling Actual Costs and the party receiving such information shall maintain the confidentiality of all such documents and information in accordance with the provisions of Article VII hereof.

                 (c) Upon the request of a party all records pertaining to the operation of the Unit and the utilities including records of inventory or pertaining to net sales, Costs and Expenses under Profit shall be subject to audit by an independent certified public accounting firm mutually acceptable to the parties at any reasonable time during, or within the two (2) years following, the year being audited. The audit will be at auditing party's expense. In no event, however, shall either party initiate such audits more often than once each year. Such auditing firm will maintain the confidentiality of the other party's accounts and records, but will either verify the correctness thereof or advise both parties of the composite adjustment required to correct discrepancies for the period audited. Any discrepancies shall be corrected by appropriate payments or credits, as the case may be, at the earliest practicable time, in the amount thereof. Interest shall be paid on the total amount of such discrepancies at the rate of 2% over prime rate of interest announced by The Chase Manhattan Bank (National Association) in effect from time to time during the period from the original due date to date of payment, if the amount during one Contract Year exceeds $100,000.00

                 (d) Sterling shall pay, as they become due, all costs and expenses incurred to trade creditors in the operation of the Unit which, if remaining unpaid, might become a lien on the Unit and any and all other operations under the terms of this Agreement except such amounts as are being contested in good faith.

                 (e) The parties agree that all accounting and reporting for the operation of the Unit or factors relating to Profit will be in accordance with generally accepted accounting principles in the United States consistently applied.

         8.17 Patents. Sterling agrees to indemnify BASF, its successors, customers and users, and hold them harmless from and against all liability, loss, damage and expense, including reasonable counsel fees, resulting from any actual or claimed trademark, patent or copyright infringement, or any litigation based thereon, with respect to any part of the goods or services covered by this Agreement, and such obligation shall survive acceptance of such goods or services and payment therefor by Sterling provided, however, that Sterling's liability under such indemnity shall be limited to $2,000,000 with respect to claimed infringements with respect to technology licensed by Sterling on the Effective Date from Monsanto Company shall have no liability for infringement with respect to BASF technology licensed to Sterling.

         8.18 Limitation on Consequential Damages. Notwithstanding any other provision of this Agreement, (i) the liability of the parties under this Agreement shall be limited to actual damages (excluding special damages) and shall not include incidental, consequential, indirect or punitive damages (provided, however, that any such special, incidental, consequential, indirect or punitive damages recovered by a third party against a party entitled to indemnity hereunder from the other party shall be included in the damages recoverable under such indemnity).

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

WITNESS:                              BASF CORPORATION


/s/ John J. Klein                     By /s/ Carl Jennings
--------------------------               ----------------------------


WITNESS:                              STERLING CHEMICALS, INC.


/s/ Frank A. Vandiver                 /s/ Robert W. Roten
--------------------------            -------------------------------

*** = INDICATES THAT PORTIONS OF THE EXHIBIT HAVE BEEN OEXHIBITAAD CONFIDENTIAL TREATMENT REQUESTED.

                                    EXHIBIT A

                         LIST OF AGREEMENT PRODUCTS, MONTHLY CONTRACT
CAPACITIES AND RAW MATERIAL

The Agreement Products and their respective Monthly Contract Capacity under this Agreement are:

                                                                                         Monthly Contract

                                 Agreement Product                                       Capacity (lbs/mo)
                                 -----------------                                       -----------------
 Phthalic anhydride (pure)                                                                      ***

 Undecyl Alcohol                                                                                ***
      (C11 Alcohol, Undeconol)                                                                  ***

 79 Alcohol
      (C7-9 Alcohol, Oxo Alcohol 7900)

 711 Alcohol
      (C711 Alcohol, Oxo Alcohol 7911)


 9 Alcohol

 7 Alcohol

 PALATINOL 711P                                                                                 ***
      (C7-11 Phthalate, 711P,                                                                   ***
        formerly Santicizer 711)

 PALATINOL 79P,
      (C7-9 Phthalate, 790P, formerly Santicizer 790P)

 PALATINOL 11P
      (C11 Phthalate, DUP)


 PALATINOL 9P

 PALATINOL 11-9P

 PALATINOL 345P (formerly Santicizer 345P)
 PALATINOL 398P (formerly Santicizer 398P)
 Experimental Product 591P (formerly Santicizer 591P)
 Experimental Product 2015 (formerly Santicizer 2015)  . . . . . . . . . . . . . .              ***
 PALATINOL 2030P-E (formerly Santicizer 2030E)
 PALATINOL 802A (DUP 802A)
 PALATINOL 11P-E (DUP T-CA)
 PALATINOL 711P-E (formerly Santicizer 711E)

United States tolled products using Sterling alcohol and PA

Raw Material
------------

Orthoxylene
Olefins C 6, 8, 10
Olefin C 6, 8
Olefin C8

                                   EXHIBIT B


                               BASF Actual Costs

The following categories of expenses as illustrated on the attached example:



                                      ***

                               EXHIBIT B EXAMPLE
                               PLASTICIZERS COSTS
                           JUNE 1997 CYTD ANNUALIZED
                                     IN $K

                                      ***

                              STERLING CHEMICALS

                                     ***

              PLASTICIZER CHEMICALS VARIABLE DISTRIBUTION ANALYSIS
                              AS OF JUNE 1997 YTD
                                       $K


                                      ***

***                     PLASTICIZER CHEMICALS SHIPPING
                                   ANALYSIS
                             AS OF JUNE 1997 YTD
                                      $K


                                     ***

                PLASTICIZER CHEMICAL SELLING EXPENSE ANALYSIS
                             AS OF JUNE 1997 YTD
                                      $K


                                     ***

         PLASTICIZER CHEMICALS DIRECT GROUP SUPPORT EXPENSE ANALYSIS
                             AS OF JUNE 1997 YTD
                                      $K

                                      ***

           PLASTICIZER CHEMICALS DIRECT IS SUPPORT EXPENSE ANALYSIS
                             AS OF JUNE 1997 YTD
                                      $K

                                             ***

                         IMPUTED INTEREST CALCULATION
                          BASED ON 1997 YTD ACTIVITY
                                      K$


                                     ***

                                   EXHIBIT C


                             STERLING ACTUAL COSTS



The following categories of expenses, as illustrated on the attached example:

                                     ***





One page following this page has been entirely omitted and confidential treatment requested therefor.

                              EXHIBIT C EXAMPLE
                 PLASTICIZERS COSTS JUNE 1997 YTD ANNUALIZED
                                     IN $K





                               PA      OXO       Esters        Total
                               --      ---       ------        -----

                               ***

                             JUNE 1997 (9 MONTHS)
                                  ANNUALIZED


                                     ***





Six pages following this page have been entirely omitted and confidential treatment requested therefor.

                                   EXHIBIT D

Profit related to sales of all Agreement Product (excluding those P.A. profits for expanded capacity defined in Exhibit D-1) shall be allocated between BASF and Sterling as follows:



         1. Any amount of negative profit, or Profit up to and including *** per Calendar Year shall be allocated *** to BASF and *** to Sterling.

         2. Any amount of Profit in excess of *** per calendar year shall be allocated *** to BASF and *** to Sterling.

         3.      ***

                                  EXHIBIT D-1

                      PROFIT DIVISION OF EXPANDED CAPACITY


         In those years where the annual Profit as calculated under Exhibit D is positive, the parties agree to account for the incremental profits attributable to the Phthalic Anhydride (PAA) expansion as follows:

For each quarter, subtract from (1) the weighted average Phthalic Anhydride F.O.B. selling price per pound to third parties (2) the weighted average orthoxylene delivered price per pound. The remainder is the per pound "Contribution Margin" for PA. In case of toll conversion of orthoxylene to PA for certain customers, the tolling fee shall be the Contribution Margin for the pounds involved.

For quarterly volumes above ***, multiply that volume by the per pound Contribution Margin. The result is Profit C, which is split between BASF ***, and SC ***.

For quarterly volumes above ***, but at or below ***, multiply that volume by the per pound Contribution Margin. The result is Profit B, which split between BASF *** and SC ***.

The above calculations account for the agreed profit allocation for the incremental profits attributable to the PAA expansion.

Remaining Profit ("Profit A") which is the Profit figure obtained from the calculations set forth in Exhibit D, minus Profit B as calculate above, and minus Profit C as calculated above, is divided ***.

EXAMPLE

Facts Assumed:            (1)     SC produced *** pounds of PAA during the
                                  quarter

                          (2) Average PAA Molten Sales Price for quarter was ***.

                          (3)     Average Orthoxylene Price for quarter was
                                  ***.

                          (4)     Profit from calculations of Exhibit D = ***.

Calculation of Contribution Margin

         *** minus ***  = *** Contribution Margin

Calculation of Profits
----------------------

      Profit C (Volume Above ***/quarter)
      -----------------------------------

*** volume above *** times ***  = *** (Profit C)

BASF Shares   =  *** times *** = ***

SC Share      =  *** times *** = ***

      Profit B (Volume Between *** and ***/quarter)
      ---------------------------------------------

*** volume times *** = *** (Profit B)

BASF Share    =  *** times *** = ***

SC Share      =  *** times *** = ***


      Profit A (Volume up to ***)
      ---------------------------
Profit from Exhibit D      =              ***
        less Profit C      =             (***)
        less Profit B      =             (***)
                                          ---
        Profit A           =              ***

BASF Share       =  *** times *** = ***

SC Share         =  *** times *** = ***


      Total Profit
      ------------
BASF     Profit A             ***          SC   Profit A              ***
         Profit B             ***               Profit B              ***
         Profit C             ***               Profit C              ***
                         --------                                --------


         Total                ***               Total                 ***





NOTE: Profits under Exhibit D-1 are calculated on a quarterly basis, and aggregated as the year progresses.

                                   EXHIBIT E

                                   INSURANCE



SC shall acquire and maintain the insurance described on Schedule E-1, to the extent available. All such insurance coverage shall comply with the requirements of SC's creditors. BASF shall be named as additional insured on liability insurance and as a loss payee as its interests may appear on property insurance on Agreement Products and Raw Materials and goods in process where title is in BASF.

               SUMMARY OF COVERAGES FOR STERLING CHEMICALS, INC.

                                                                   INSURANCE
 NO.        TYPE OF INSURANCE           AMOUNTS OR LIMITS           COMPANY        TERM         EXPIRE             EXPOSURE BASE
 ---        -----------------           -----------------           -------        ----         ------             -------- ----
  1    Workers Compensation     Statutory $1,000,000 -       Reliance          12 Mos.     7/1/98         Total annual remuneration
                                Employers Liability

  2    Automobile Liability     $2,000,000 each occurrence   Reliance          12 Mos.     7/1/98         Number of vehicles

  3    Excess Liability Excess  $25,000,000 each             Primex, Ltd.      12 Mos.     7/1/98         Annual revenues and
       to $1 Million SIR        occurrence and aggregate                                                  remuneration

  4    Excess Liability         $50,000,000 each loss        Gerling           12 Mos.     7/1/98         Various
       Excess to Primex

  5    Excess Liability         $100,000,000 any one         Lloyds            1 Year      7/15/98        Various
                                occurrence

  6    Excess Liability         $50,000,000 each occurrence  Zurich            1 Year      7/1/98         Various

  7    Terminal Operators and   $50,000,000 each occurrence  Lexington et al.  1 Year      7/1/98         Various
       Charterer's Legal

  8    Property Damage and      $500,000,000 any             Royal             36 Mos.     10/1/00        Property values - PD
       Business Interruption    occurrence                                                                Income values - BI
                                                                                                          Various other
  9    Employee Dishonesty &    $5,000,000 each Insuring     Texas Pacific     1 Year      10/1/98        Various
       Depositor's Forgery      Agreement                    Chubb

  10   Hull & Machinery         Barge Hull Value             Zurich            1 Year      10/1/98        Hull & Machinery values
                                (M-25 = $1,500,000)

  11   Protection & Indemnity   $1,000,000 any one           Zurich            1 Year      10/1/98        Various
       (excluding crew)         occurrence

  12   Pollution Insurance      Section A - $250,000         Water Quality     1 Year      10/1/98        Hull gross registered
                                Section B - $5,000,000       Insurance                                    tonnage
                                CERCLA - $5,000,000          Syndicate

  13   Marine and Railroad      $17,000,000 per occurrence   N.Y. Marine       1 Year      Continuing     Declared shipment values
       Cargo                    any one Vessel

                                  EXHIBIT G



             Test Procedures for Agreement Product, Raw Material
                         and Ancillary Raw Materials



                                See Attached

Any missing test procedure for Agreement Products, Raw Materials or Ancillary Raw Materials shall be adopted per the mutual agreement of the parties and incorporated herein by reference as if included herewith.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                       METHOD 602.204 (WC)
TEXAS CITY, TEXAS                                      Rev. 06/02/77
                                                       Page 1 of 3

MATERIAL

       All liquids requiring a Routine Water Analysis, Except AN

ANALYSIS REQUIRED

       % H(2)O

SAMPLE SIZE

       One Pint

APPARATUS

       Precision Aquatrator for Karl Fischer moisture determinations consisting of two 25 ml automatic burettes with 1000 ml reservoirs, magnet stirrer with Teflon covered stirring bar, platinum electrodes, drying tubes and an electronic control box. (Purchased from W.H. Curtin & Company)

       500 ml Flatbottom Flash with two side arm necks. (Purchased from Scientific Glass Blowing Company)

       Pipettes - 1, 5, 25 ml Volume

       Water Aspirator Vacuum System

REAGENTS

       Karl Fischer Reagent
       Standard Water-Methanol
       Product Methanol

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------


PROCEDURE

Remove previous sample from flask. Add 20-30 ml of Product MeOH to flask and add Karl Fischer reagent in excess until galvonometer holds at 15 tp 20 micro-amps. Brown color will predominate at this point.

Back titrate with standard water until brown color starts to fade. Start dropwise addition of standard water until brown color starts to fade. Start dropwise addition of standard water until galvonometer swings toward zero. Allow time for reaction between drops. The flask is now dry. Yellow color will predominate.

Draw sample into pipette and enter sample into flask. Add Karl Fischer reagent in excess (see Paragraph #1).

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         DEPT. 56
TEXAS CITY, TEXAS                                        METHOD 602.297 (WC)
                                                         February 10, 1970
                                                         Page 1 of 2

MATERIAL

       Isodecyl Alcohol, 2-Ethyl Hexyl Alcohol and C(7), C(9) and C(11)

ANALYSIS REQUIRED

       Color of sulfuric acid solutions of alcohols

SAMPLE

       1 pint bottle

APPARATUS

       APHA color standards
       100 ml tall-form Nessler tubes

REAGENTS

       Concentrated sulfuric acid, C.P.

PROCEDURE

       Measure 100 ml of sample into a graduated cylinder and transfer to a 250 ml conical flask. NOTE: All glassware must be quantitatively clean and free of acetone vapors [illegible].
       By buret add dropwise, 8 ml of colorless concentrated C.P. sulfuric acid over a period of 5 minutes while swirling constantly.
       Cover the flask with an inverted 50 ml beaker and hold in a 98 +
              2degreesC oil bath or oven for exactly 60 minutes.
       Cool rapidly to 70degreesC with tap water and transfer to a 100 ml tall form Nessler tube.
       Compare with APHA color standards.
       Record the number of the APHA color standard which most nearly matches the sample, making a note of any abnormality in tint or clarity of the sample.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.297 (WC)
TEXAS CITY, TEXAS                                        February 10, 1970
                                                         Page 2 of 2
CALCULATIONS

       None required.

PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       Prepare standards by diluting APHA   500 stock at the rate of 1 ml, 2 ml,
       4 ml, 10 ml, 12 ml & 14 ml to 100 ml of water. This should give you 5, 10, 20, 50, 60 and 70 APHA color. Use these to compare with color of sample.

SAFETY PRECAUTIONS

       Handle concentrated sulfuric acid with extreme care. Avoid spills and contact with skin. Discard sulfuric acid solutions by pouring into a rapid running stream of cold water.

ANALYTICAL TIME

       Time required for this analysis is 0.3 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       No precision study has been made. Report to nearest APHA color standard.

SCOPE

       This method is intended for the estimation of small amounts of impurities in alcohols which are darkened in the presence of sulfuric acid. It involves holding the sulfuric acid solution at a specified temperature for a specified period of time and comparing the color with that of platinum-cobalt standards.

REFERENCES

       Monsanto Company, J.F.Q. Method 38-O, 11/23/62.

------------------------------------------------------------------------------------------------------------------
                   MONSANTO                  _________        ________         _________        [Illegible]
                   Company                   TCQA-199                          J.G. Converse
            QUALITY ASSURANCE LAB
              TEXAS CITY, TEXAS
------------------------------------------------------------------------------------------------------------------
                                             Attachments

------------------------------------------------------------------------------------------------------------------
             STANDARD ANALYTICAL             THIS ISSUE                                 X  NEW 7/29/86
                    METHOD
                                             ~ REVISION                                  OF
                                             ~ SUPPLEMENTS                          OF
                                             ~ SUPERCEDES                             OF
------------------------------------------------------------------------------------------------------------------
MATERIAL
                          DUP (Di Undecal Phthalate)
------------------------------------------------------------------------------------------------------------------
TEST OR ANALYSIS
                                          Ester Assay
------------------------------------------------------------------------------------------------------------------
SAMPLE SIZE
                                          C.2 ul from 1 pint bottle
------------------------------------------------------------------------------------------------------------------
THE INFORMATION  CONTAINED HEREIN  IS, TO OUR  BEST KNOWLEDGE, ACCURATE;  BUT ALL RECOMMENDATIONS  OR SUGGESTIONS
ARE  MADE WITHOUT  GUARANTEE  SINCE THE  CONDITIONS  OF USE  ARE  BEYOND OUR  CONTROL.   MONSANTO  DISCLAIMS  ANY
LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS  DEEMED BY MONSANTO COMPANY TO BE  CONFIDENTIAL INFORMATION AND SHOULD NOT BE  DIVULGED
OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
------------------------------------------------------------------------------------------------------------------

   SCOPE:




                                                                   TCQA 199

------------------------------------------------------------------------------------------------------------------
                                             TCQA-160         1 of 4           J.M. Lewis       [Illegible]
                   MONSANTO
                   Company
            QUALITY ASSURANCE LAB
              TEXAS CITY, TEXAS
------------------------------------------------------------------------------------------------------------------
                                             Attachments

------------------------------------------------------------------------------------------------------------------
             STANDARD ANALYTICAL             THIS ISSUE                                 x  NEW 12/1/82
                    METHOD
                                             x  REVISION  J.G. Converse         1 OF  7/29/86
                                             ~  SUPPLEMENTS                       OF
                                             ~  SUPERCEDES                        OF
------------------------------------------------------------------------------------------------------------------
MATERIAL
                          DUP Ester
------------------------------------------------------------------------------------------------------------------
TEST OR ANALYSIS
                                          Ester Assay by GC #9
------------------------------------------------------------------------------------------------------------------
SAMPLE SIZE
                                          0.2 ul from 1 pint bottle
------------------------------------------------------------------------------------------------------------------
THE INFORMATION  CONTAINED HEREIN  IS, TO OUR  BEST KNOWLEDGE, ACCURATE;  BUT ALL RECOMMENDATIONS  OR SUGGESTIONS
ARE  MADE WITHOUT  GUARANTEE  SINCE THE  CONDITIONS  OF USE  ARE  BEYOND OUR  CONTROL.   MONSANTO  DISCLAIMS  ANY
LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS  DEEMED BY MONSANTO COMPANY TO BE  CONFIDENTIAL INFORMATION AND SHOULD NOT BE  DIVULGED
OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
------------------------------------------------------------------------------------------------------------------

SCOPE

This is a gas chromatographic method for the analysis of product DUP Ester from Department 56. Since reagent grade DUP is not available for standard preparation, this method assumes a flame ionization detector response of one for all components and calculates concentrations by area percent.

APPARATUS

Gas chromatograph with flame ionization detector capable of temperature programming equipped with an electrometer with a sensitivity of 16 x 10-11 amp/millivolt. It must also have the capability for fused silica capillary columns.

Analytical Column: 30M x .25 mm D5-1 fused silica capillary column (J & W Scientific).

Sample Syringe:       10 ul

Hewlett-Packard 3357 or any electronic digital integration system for chromatographs and/or a chart recorder. GC #22 - LAS Channel 22

                                                                TCQA-160
                                                                Page 2 of 4

REAGENTS

DUP Ester - plant product

SAFETY

Samples should be kept away from heat, sparks, open flames, and oxidizing gases. DUP is generally considered to be non-toxic.

PROCEDURE

A.     Apparatus Set-Up

       Install the column according to the manufacturer's instructions. Be extremely careful as the column is fragile and will break. Do not connect the end of the column to the detector until it has been completely conditioned. Refer to SOP TCQA 147 for details on the use of capillary columns.

B.     Column Conditioning

       Program the instrument from room temperature to 300 degrees using a rate of 1 degrees /minute.

C.     Instrument Conditions

       Adjust the temperatures as follows:
              Injector                     320 degrees C
              Detector                     350 degrees C
              Column:       Initial        220 degrees C
                            Hold           O Min.
                            Rate           4 degrees C/min.
                            Final          300 degrees C
                            Hold           5 min.

       Typical gas flows are:                                   Pressure (psig)
              Column Flow                  0.5 ml/min.
              Splitter Flow                260 ml/min.
              Make-up gas to Detector      30 ml/min.           34 Air
              Hydrogen to Detector         30 ml/min.           33
              Air to detector              300 ml/min.          27

                                                                TCQA-160
                                                                Page 3 of 4

D.     Chromatographic Procedure

       Program the Hewlett-Packard 3357 for sample analysis per SOP #170.

       If a recorder is used select the appropriate attenuation setting.

       According to TCQA-37, inject exactly 0.2 ul of sample and start the integrator and recorder upon injection.

       After the integrator has been started, the Hewlett-Packard 3357 will collect all data from the chromatographic analysis and perform the necessary calculations.


STANDARDIZATION AND CALIBRATION

NOTE:

       Because DUP is a multiple peak mixture of C(7), C(9), C(11) phthalate esters, the retention time parameters must be determined. To do this, analyze plant product S-711 by the chromatographic method. (see Figure 1) Anything eluting outside these parameters are impurities.

       Because reagent grade DUP is not available for standardization, purity is determined by area percent.

PRECISION

The precision of this method has not been determined.

REFERENCES

Interplant communications with Pride Johnson, Texas City, Texas. Updated method based on collaboration with Plasticizers TSD at Texas City (Kay Wogaman and Bill Raper) 1986

REVISIONS

                          [This page contains 2 charts]

    [This information on this page was illegible and could not be reproduced]

------------------------------------------------------------------------------------------------------------------------
                                             TCQA-160         1 of 4           J.M. Lewis       [Illegible]
                   MONSANTO
                   Company
            QUALITY ASSURANCE LAB
              TEXAS CITY, TEXAS
------------------------------------------------------------------------------------------------------------------------
                                             Attachments

------------------------------------------------------------------------------------------------------------------------
             STANDARD ANALYTICAL             THIS ISSUE                                 x  NEW 12/21/82
                    METHOD
                                             ~   REVISION                                 OF
                                             ~   SUPPLEMENTS                         OF
                                             ~   SUPERCEDES                            OF
------------------------------------------------------------------------------------------------------------------------
MATERIAL
                          S-711 Ester and S-790 Ester
------------------------------------------------------------------------------------------------------------------------
TEST OR ANALYSIS
                                          Ester Assay by GC #9
------------------------------------------------------------------------------------------------------------------------
SAMPLE SIZE
                                          0.2 ul from 1 pint bottle
------------------------------------------------------------------------------------------------------------------------
THE INFORMATION  CONTAINED HEREIN  IS, TO OUR  BEST KNOWLEDGE, ACCURATE;  BUT ALL RECOMMENDATIONS  OR SUGGESTIONS
ARE  MADE WITHOUT  GUARANTEE  SINCE THE  CONDITIONS  OF USE  ARE  BEYOND OUR  CONTROL.   MONSANTO  DISCLAIMS  ANY
LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS  DEEMED BY MONSANTO COMPANY TO BE  CONFIDENTIAL INFORMATION AND SHOULD NOT BE  DIVULGED
OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
------------------------------------------------------------------------------------------------------------------------

SCOPE

This is a gas chromatographic method for the analysis of product S-711 Ester from Department 56. Since reagent grade S-711 is not available for standard preparation, this method assumes a flame ionization detector response of one for all components and calculates concentrations by area percent.

APPARATUS

Gas chromatograph with flame ionization detector capable of temperature programming equipped with an electrometer with a sensitivity of 16 x 10-11 ampa/millivolt. It must also have the capability for fused silica capillary columns.

Analytical Column: 30M x .25 mm DB-1 fused silica capillary column (J & W Scientific)

Sample Syringe:       1.0 ul

Hewlett-Packard 3357 or any electronic digital integration system for chromatographs and/or a chart recorder. GC #22 LAS Channel 22

                                                                TCQA-160
                                                                Page 2 of 4

REAGENTS

S-711 Ester - plant product

SAFETY

Samples should be kept away from heat, sparks, open flames, and oxidizing gases. S-711 is generally considered to be non-toxic.

PROCEDURE

A.     Apparatus Set-Up

       Install the column according to the manufacturer's instructions. Be extremely careful as the column is fragile and will break. Do not connect the end of the column to the detector until it has been completely conditioned. Refer to SOP TCQA 147 for details on the use of capillary columns.

B.     Column Conditioning

       Program the instrument from room temperature to 300 degrees using a rate of 1 degrees /minute.

C.     Instrument Conditions

       Adjust the temperatures as follows:
              Injector                     320 degrees C
              Detector                     350 degrees C
              Column:       Initial        220 degrees
                            Hold           O Min.
                            Rate           4 degrees C/min.
                            Final          300 degrees C
                            Hold           5 min.

       Typical gas flows are:                              Pressures 59 (psig)
              Column Flow                  0.5 ml/min.
              Splitter Flow                260 ml/min.
              Make-up gas to Detector       30 ml/min.           34 Air
              Hydrogen to Detector          30 ml/min.           33
              Air to Detector              300 ml/min.           27

                                                                TCQA-160
                                                                Page 3 of 4

D.     Chromatographic Procedure

       Program the Hewlett-Packard 3357 for sample analysis per SOP #170.

       If a recorder is used select the appropriate attenuation setting.

       According to TCQA-37, inject exactly 0.2 ul of sample and start the integrator and recorder upon injection.

       After the integrator has been started, the Hewlett-Packard 3357 will collect all data from the chromatographic analysis and perform the necessary calculations.

STANDARDIZATION AND CALIBRATION

NOTE:

       Because S-711 is a multiple peak mixture of C(7), C(9), C(11) phthalate esters, the retention time parameters must be determined. To do this, analyze plant product S-711 by the chromatographic method. (see Figure 1) Anything eluting outside these parameters are impurities.

       Because reagent grade S-711 is not available for standardization, purity is determined by area percent.

PRECISION

The precision of this method has not been determined.

REFERENCES

Interplant communications with Pride Johnson, Texas City, Texas. Updated method based on collaboration with Plasticizers TSD at Texas City. (Kay Wogaman and Bill Raper) 1986.

REVISIONS

                          [This page contains a graph]

Date:  1/25/86

Instrument:  Varian 3700           Channel No. GC-22            Side:  A

Column:  30M x .32 mm DB-1


                                                                     CASES
                                        ------------------------------------------------------------
                                        NAME                    FLOW RATE             PRESSURE
                                        Carrier:
Type/Size _____________                    Helium (Ne)          ____________                  59#
Packing    _____________                   Nitrogen (N(2))                X                    X
Temperatures 220/4/300/5                   Column Head                                       _____
                                         Hydrogen (H(2))        ____________                  33#
                                         Oxygen (O(2))          ____________                  27#
                                         Makeup:
                                           Air                  ____________                  34#

DETECTOR:                             INJECTOR:                            RECORDER/INTEGRATOR

Type  Fid                             Type ________________                ______________________
Setting   10"                         Split ________________               ______________________
Att./Sens.  16                        Injection Size  0.2 ul
Temperature  350 degrees                     Temperature  320 degrees
Other Conditions                      Other Conditions
--------------------                  ------------------

____________________                  __________________

NOTES:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

CHANGES:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


FUTURE PLANS:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


Computer Method           Peak(s)            Conc.        Dept. & Sample Name          Notes
---------------           -------            -----        -------------------          -----
                          LT Ends                                      T6
          "DUP"           S-711 DUP          ______                 Dup Ship           __________
                          LT Ends
         "S-711"          S-711 Heavys       ______                S-711 Ship          __________

        [The two preceding pages contain a chart and one illegible page]

MONSANTO CHEMICAL                                        DEPT. 56
INTERMEDIATES COMPANY                                    METHOD 602.310 (WC)
TEXAS CITY, TEXAS                                        January 25, 1977
                                                         Page 1 of 2


MATERIAL

       Phthalic Anhydride

ANALYSIS REQUIRED

       Assay

SAMPLE

       Pint jar

APPARATUS

       Iodine flasks, 125 ml.
       Pipet. 25 ml.
       Hot plate, magnetic stirrer combination

REAGENTS

       Sodium hydroxide, 0.5 N standardized
       Sodium hydroxide, 0.1 N standardized
       Phenolphthalein indicator solution

PROCEDURE

       Tare a 125 ml iodine flask to the nearest 0.0001 gram.
       Add 1.00 + 0.05 g. of sample to the flask.
       Reweigh the flask and contents to the nearest 0.0001 g., and calculate the sample weight.
       Rinse the neck of the flask with acetone and add enough acetone to put sample in solution.
       Add by pipet, 25 ml of standardized 0.5 N NaOH.
       Add a magnetic stirring bar and stir until sample has dissolved.
       Add 4 or 5 drops of phenolphthalein indicator.
       Titrate to the first pink endpoint with standardized 0.1 N NaOH.

                                                         DEPT. 56
                                                         METHOD 602.310 (WC)
                                                         January 25, 1977
                                                         Page 2 of 2

CALCULATIONS

% Total Acidity (as PAA) =  25 x n NaOH + (ml x 0.1N NaOH) x 7.405
                            ---------------------------------------
                                        Weight of Sample


DISCUSSION

       Use care in weighing the flasks and sample.  Titrate carefully.

PREPARATION OF REAGENT SOLUTIONS

       See Laboratory Solutions Manual.

STANDARDIZATION AND/OR CALIBRATION

       See Laboratory Solutions Manual for the standardization procedure for 0.5N and 0.1N NaOH.

SAFETY PRECAUSTIONS

       Use normal precautions in the handling of chemicals. Follow laboratory safety rules.

ANALYTICAL TIME

       Time required for this analysis is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision has not been determined.  Report to the nearest 0.01 per cent.

SCOPE

       This method is intended for the determination of total acidity calculated as Phthalic Anhydride, of finished goods.

REFERENCES

       Monsanto Company Chocolate Bayou Laboratory
       Method 194 (5-9-67)

                                                         METHOD 602.204 (WC)
                                                         Rev. 06/02/77
                                                         Page 2 of 3
PROCEDURE  (cont'd)

       Back titrate to dryness with standard water (see Paragraph #2).

       Record total volumes used of Karl Fischer and standard water. Record normalities of solutions.

       NOTES

       Be sure that automatic burettes are full before titrations start.

       Protect burettes from atmospheric moisture with "Drierite."

       Use following sample size for the materials listed:

Product AN                              5 ml sample
Product Methanol                       25 ml sample
Di-isodecyl Phthalate                  25 ml sample
Dioctyl Phthalate                      25 ml sample
Santicizer 711                         25 ml sample
2 Ethyl Hexyl Alcohol                  25 ml sample
Isodecyl Alcohol                       25 ml sample
Mixed Alcohol                          25 ml sample (Gulf and Monsanto)
Alpha Olefins                          25 ml sample

FOR ANY OTHER LIQUIDS, THE SAMPLE SIZE WILL HAVE TO BE  ASCERTAINED.

CALCULATIONS

%H(2)O = (V Karl Fischer x N Karl Fischer) - (V Std. H(2)O x N Std. H(2)O) x 1
                             V of Sample Used x Density of Sample

       V - Volume in milliliters
       N - Normality

Density of Product AN                           =  0.8 grams/ml
Density of Product Methanol                     =  0.79 grams/ml
Density of Disodecyl Phthalate                  =  0.97 grams/ml
Density of Dioctyl Phthalate                    =  0.98 grams/ml
Density of Santicizer 711                       =  0.97 grams/ml
Density of 2 Ethyl Hexyl Alcohol                =  0.83 grams/ml
Density of Isodecyl Alcohol                     =  0.84 grams/ml
Density of Mixed Primary Alcohols               =  0.83 grams/ml
Density of Alpha Olefins                        =  0.71 grams/ml

                                                         METHOD 602.204 (WC)
                                                         Rev. 06/02/77
                                                         Page 3 of 3

PREPARATION OF REAGENT SOLUTIONS

       Refer to Solutions Manual

STANDARDIZATION AND CALIBRATION

       Refer to Solutions Manual

SAFETY PRECAUSTIONS

       Skin contact and breathing of vapors should be avoided.

ANALYTICAL TIME

       0.1 Hour

PRECISION AND SIGNIFICANT FIGURES

       Precision is 10% relative.
       Report results to three significant figures.

SCOPE

       The method is based on the reduction of iodine by sulfur dioxide in the presence of water. Pyridine and alcohol are present to react with the sulfur trioxide and hydroiodic acid formed during the iodine reduction. Peroxides and mercaptans interfere. Appreciable quantities of aldehydes and amines also interfere.

REFERENCE

       RLM/gs, 7/16/51, 10/23/51.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         DEPT. 56
TEXAS CITY, TEXAS                                        METHOD 602.278 (GC)
                                                         April 24, 1980
                                                         Page 1 of 6

MATERIAL

       Gulf C(7), C(9), C(11 )[Illegible] (GTA) and (MTA).

ANALYIS REQUIRED

       Concentration of C(7), C(9), C(11) alcohols and percent normal alcohols.

SAMPLE

       1 quart bottle

APPARATUS

       A gas chromatograph equipped with a linear temperature programmer, and a flame ionization detector.

       2 meters 1/8" stainless steel or aluminum tubing.

       A 1 71 syringe.

REAGENTS

       C(7), C(9), C(11) alcohols
       Chromosorb G, DMCS treated.  Acid washed 60/80 mesh.
       QF-1 (Fluorosilicone).

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.278 (GC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 2 of 6

PROCEDURE

       Check oven temperature.  Should read 100 on duodial.
       Allow the chromatograph to line out for 5 minutes.
       Inject a 0.2 ml sample and start computer.
       After injecting sample and starting computer, start temperature programmer.
       If not using the computer, record peaks of interest using proper attenuation settings.
       After completion of scan switch programmer to cool, open oven and cool instrument.
       Reset duodial on programmer to 100.
       After instrument has cooled, close oven and place programmer switch to HOLD. The equipment is now ready for another run.

[ILLEGIBLE]               VARIAN AEROGRAPH 1200)

       Detector                    Hydrogen flame ionization
       Column                      2 meters x 1/8" [Illegible]
       Packing                     15% QF-1 on 60/80 mesh chromosorb G
                                   DMCS treated acid washed.

       Temperatures:

       Injector                    260 degrees
       Detector                    325 degrees
       Column Oven                 100o - 300 degrees  at the 20o/minute
       Sample Size                 0.2 ml

CALCULATIONS

       For computer method:
       For C(7), C(9), C(11) alcohol content

       Add up the branched C(7) + normal C(7) and report % C(7) alcohols
       Add up the branched C(9) + normal C(9) and report % C(9) alcohols
       Add up the branched C(11) + normal C(11)  and report % C(11) alcohols.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.278 (GC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 3 of 6

       For normal alcohol content:

       Normal C(7) + normal C(9) + normal C(11 ) = normal C(7), C(9), C(11) content.
       Calculations for method without a computer.
       % of mixture of each carbon number =

              area of normal + branched of each carbon number x 100
              -----------------------------------------------------
                                   Total Area

       Normalized to 100%

       Normal content of each carbon number =

                 area of normal alcohol of each carbon number          x 100
                   area of the normal + branched alcohols of each carbon number

       The normal content for the three carbon numbers (C(7), C(9), and C(11)) are then averaged and the average percent is reported.

PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Normal laboratory safety precautions should be observed.

ANALYTICAL TIME

       For a computerized method, the analyst time required is 0.2 hour.
       For a non-computerized method, the analyst time required is 0.5 hours.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.278 (GC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 4 of 6

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of this method is unknown.  Report results to nearest 0.1%.

SCOPE

       This is a chromatographic method for determining the distribution of normal and branched C(7), C(9), and C(11) alcohols.

REFERENCES

       Handwritten conditions and chromatographic scans from R.R. Raube.


ANALYST      121                   NOT DEFINED
METHOD       100                   0000 O/ /7
-----------------


                PEAK AREA
20              0.1670010E 03
40              0.1308002E 04
65              0.1040207E 04
87              0.1505730E 04
131             0.1728000E 04

PERCENT OF TOTAL AREA UNKNOWN = 0.03


TIME        PEAK AREA           COMPONENT              RESULTS       UNIT
157         0.1737114E 07       BRANCHED C 7           9.242         AREA %        C(7) = 29.20%
175         0.3576657E 07       NORMAL C7              19.900        AREA %
200         0.1748457E 06
241         0.2773800E 07       BRANCHED C9            14.75_        AREA %        C(9) = 41.34%

TIME        PEAK AREA           COMPONENT              RESULTS       UNIT
261         0.4995367E 07       NORMAL C9              26.577        AREA %
324         0.2382262E 07       BRANCHED C11           12.874        AREA %        C(11) =  29.46%
342         0.3155135E 07       NORMAL C11             10.870        AREA %                100.00%

NORMAL CONTENT =            19.96%
                            26.58%
                            16.79%
                            63.33%

                     [A GRAPH OR CHART APPEARS ON THIS PAGE
                           WHICH CANNOT BE REPRODUCED]

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.278 (GC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 6 of 6

Method Number = 100
-------------------
Anal. Calc. No. = __
___________ = 5
Time Cards   Space     PKS - 31
------------------------------
Concentration of Peak - _________________
_____________ ____________ Factor = _____________
Fractional Tolerance of Reference Peak = 0.050     Var. No. - 241
Lower Reference Peak Tolerance (Secs.) = 248.1_7
Expected Abs. Time of Ref. Pk. (Secs.) = 261.249   Var. No. - 240
Upper Reference Peak Tolerance (Secs.) = 274.312
Calc. No. Using Other Anal. Rslts. For Final Rpt. (__ _ ____ Required) = 0 Logical Unit Analysis Report Printed On (If 0 Print on Unit Nearest Chrom.) = 0 Time ____ Data ___ File Rec. No. = _35
Control Data First File Rec. No. = _21


Time         Low     Var.     High       Var     Conc. For                       Calc.      Component
____ ____    Limit   No.      Limit      No.     Standard        Factor          Code       Name
      1      141     242      1_4        243     0.0000E 00      0.1000E 01           1     Branched C7
      2      104     243      217        244     0.0000E 00      0.1000E 01           1     Norman C7
      3      217     244      251        245     0.0000E 00      0.1000E 01           1     Branched C9
      4      251     245      302        246     0.0000E 00      0.1000E 01           1     Normal C9
      5      302     246      332        247     0.0000E 00      0.1000E 01          1      Branched C11
      6      332     247      3_7        248     0.0000E 00      0.1000E 01           1     Normal C11


Component                    Add Area       Factor From                     Pos. No. - Calc.
Name             Seq. No.    to Seq. No.    Seq. No.       9 - Ref. Peak    Conc. by Diff.    Units Used
Branched C7           1             0              0               0                0             Area %
Normal C7             2             0              0               0                0             Area %
Branched C9           3             0              0               0                0             Area %
Normal C9             4             0              0               0                0             Area %
Branched C11          5             0              0               0                0             Area %
Normal C11            6             0              0               0                0             Area %

No control action specified
ABS Time start working for peaks - 10.0000
Absolute time for method to finish - 3_7.0274

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
-------------------------------------------------------------------------------

                                                         DEPT. 48 & 56
MONSANTO COMPANY                                         METHOD 602.280 (WC)
TEXAS CITY, TEXAS                                        October 9, 1970
                                                         Page 1 of 2

MATERIAL

       Product Di-isodecyl Phthalate (DIDP), Product Dioctyl Phthalate (DOP), Santicizer 711, Isodecyl Alcohol, Gulf C(7), C(9) and C(11) Alcohols, Monsanto C(7), C(9) and C(11) Alcohols

ANALYSIS REQUIRED

       Acidity

SAMPLE

       Pint bottle

APPARATUS

       50 ml pipette
       250 ml Erlenmeyer flask
       Burette 25 ml
       Analytical balance

REAGENTS

       Nitrogen
       0.1 Thymol blue indicator
       0.01N Sodium Methoxide
       Isopropanol

PROCEDURE

       Purge 50 ml of isopropanol for 2 minutes with N(2) then neutralize to a thymol blue end-point with 0.01N Sodium Methoxide.
       While purging with N(2) add 25.0 grams sample, dissolve and titrate quickly to the same end-point as in step one.

              NOTE: At no time should the alcohol solution be warmed above room temperature.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.280 (WC)
TEXAS CITY, TEXAS                                        October 9, 1970
                                                         Page 2 of 2
CALCULATIONS

       MEQ/100 grams =              V x N  x 100
                             NaOCH(3)      NaOCH(3)
                             ------------------------
                                Weight of Sample

PREPARATION OF REAGENT SOLUTIONS

       0.1% Thymol blue indicator - dissolve 0.1 g. in 20 ml of warm formula - 30 alcohols and dilute with water to 100 ml with distilled water.

       Sodium Methoxide - See Laboratory Solution Manual.

STANDARDIZATION AND/OR CALIBRATION

       See Solutions manual.

SAFETY PRECAUTIONS

       Observe all laboratory and plant safety regulations.

ANALYTICAL TIME

       Time required for this analysis is 0.2 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       No precision study has been made. Report results to two significant figures.

SCOPE

       This method is intended for the determination of free acid constituents in concentration, generally below one milliequivalent per 100 grams in material soluble in alcohol without imparting sufficient color to obscure an indicator end-point.

REFERENCES

       Monsanto Company - Organic Chemicals Division, John F. Queeny Plant, Methanol No. 4-A, 4-24-67

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.281 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 1 of 4

MATERIAL

       Product Vinyl Acetate, Isodecyl Alcohol, 2 Ethyl Hexyl Alcohol and Gulf C(7), C(9) & C(11) Alcohols.

ANALYSIS

       Specific gravity Sp. Gr. 20 degrees
                                20 degrees

SAMPLE SIZE

       One quart amber bottle

SCOPE

       This procedure is applicable to product vinyl acetate or any homogenous liquid at room temperature.

APPARATUS

       -  Jointed pyenometer with thermometer and capillary overflow cover.
       -  Approximately 17 degrees  water bath.
       -  Analytical balance
       -  20 degrees  + .2 degrees  bath
       -  Clock

REAGENTS AND PREPARATION

       None required.

SAFETY PRECAUTIONS

       Exercise care in handling. Vinyl acetate vapors are toxic; use hood. If liquid comes in contact with skin, wash thoroughly with water.

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
-------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.281 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 2 of 4

PROCEDURE

       Tare the pyenometer (clean & dry) on analytical balance to 0.2mgm.
       Cool pyenometer and sample to approximately 17 degrees  (avoid moisture condensation ????
       When sample is 17 degrees , quickly fill pyenometer to ground glass joint, insert thermometer and cover overflow with cap. Avoid inclusion of air bubbles.
       Place in 20 degrees bath and allow pyenometer contents to equilibrate in this temperature. Allow about 30 min. Quickly remove overflow cover and remove overflow of sample to the level of top of capillary with lens tissue (carefully). Dry inside of overflow cover and replace on the overflow spout.
       Quickly remove the pyenometer from 20 degrees  bath and place in 17 degrees  bath for about 5 minutes.
       Remove from 17 degrees  bath, quickly dry outside of pyenometer with tissue avoiding over-heating with hand contact.
       Quickly weigh the pyenometer and sample on the same balance to nearest
              0.2 mgm.

CALCULATIONS

       Sp. Gr. 20o degrees C = (Wt. Pyenometer + Sample) - (Tare Wt. Pyenometer)
                               -------------------------------------------------
               20 degrees C                     Pyenometer Volume
                                          (Wt. of Water at 20 degrees )

STANDARDIZATION AND CALIBRATION

       Calibrate the pyenometer following the same procedure as for the sample except that freshly boiled distilled water is used instead of sample. The net weight of water in pyenometer is the volume of the pyenometer. Run calibration in triplicate. Average of three runs is the volume to use. A range greater than 5 mgm of three runs render results suspect.

PRECISION

       The 95% confidence limits are + 0.003 at .9269. Report the results to four significant figures.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.281 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 3 of 4

ANALYTICAL TIME

       45 minutes

NOTES

       Reischauer or Reforce Method

       The pyenometer (Figure 1) is cleaned with concentrated nitric acid and rinsed several times with distilled water. Before weighing, the clean pyenometer is rinsed with acetone and dried with air. To make sure it is clean, it is partially filled with the sample, rinsed with acetone, dried and re-weighted. After being satisfied with consistent results obtained, the pyenometer is then suspended in a 20 degrees bath so that the liquid level is below that of the bath. After 15 minutes, minimum allowable time for temperature to reach equilibrium, the liquid level in the pyenometer is adjusted to the calibration mark by means of a strip of filter paper. If no further change in level occurs in the next 5 minutes, the pyenometer is removed from the bath and the enlarged portion of the neck above the capillary is swabbed with a paper towel before inserting the stopper. The outside of the pyenometer is then carefully wiped off with a soft cloth. The entire operation is repeated to obtain the sample weight.

       Calculation:

              Specific Gravity =   Sample Weight
                                   -------------
                                   Water Weight

       An air buoyancy factor of 0.0001 must be added to the specific gravity.

REFERENCES

       Contract specifications for product vinyl acetate.
       Research Notebook 2302, pp 151873-75.
       Research Method TC-2092 (Grav.)
       Springfield Raw Material Specification 103S for vinyl acetate. TC Method 602.552.
       TC Method TC-2376 (Grav.)

                     [A GRAPH OR CHART APPEARS ON THIS PAGE
                           WHICH CANNOT BE REPRODUCED]

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
-------------------------------------------------------------------------------

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.282 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 1 of 2

MATERIAL

       Di-isodecyl Phthalate, Dioctyl Phthalate, Santicizer 711, 2-ethylhexyl Alcohol, Isodecyl Alcohol, and Gulf C(7), C(9), and C(11) Alcohols.

ANALYSIS REQUIRED

       Appearance

SAMPLE

       One quart bottle

APPARATUS

       None

REAGENTS

       None

PROCEDURE

       Shake sample and examine for color, clarity, suspended matter, and sediment.
       Report as clear and free of suspended matter and sediment unless observed otherwise.
       Describe the fluidity with respect to the specification requirement.

CALCULATIONS

       None

PREPARATION OF REAGENTS

       None

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
-------------------------------------------------------------------------------


MONSANTO COMPANY                                         METHOD 602.282 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 2 of 2

STANDARDIZATION AND/OR CALIBRATIONS

       None

SAFETY

       Use normal precautions handling alcohols and esters in glass.

ANALYTICAL TIME

       5 minutes

PRECISION OF RESULTS AND SIGNIFICANT FIGURES TO REPORT

       Not applicable.

SCOPE

       The appearance of the sample is reported.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.283 (WC)
TEXAS CITY, TEXAS                                        January 15, 1970
                                                         Page 1 of 2

MATERIAL

       2-Ethyl Hexyl Alcohol, Dioctyl Phthalate, Di-isodecyl Phthalate and Santicizer 711.

ANALYSIS REQUIRED

       Odor

SAMPLE

       1 quart bottle

APPARATUS

       None required.

REAGENTS

       None required.

PROCEDURE

       Remove sufficient material to allow about two inches of head room in the sample bottle above the contents to permit adequate trapping of the odor evolved.
       If the nature of the sample permits, agitate the contents of the bottle. Let the bottle stand closed at least 30 minutes before performing the odor evaluation.
       Carefully open the bottle and cautiously smell the vapors issuing from the bottle.
       Describe the sample odor as being normal or characteristic.

CALCULATIONS

       None required.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.283 (WC)
TEXAS CITY, TEXAS                                        January 15, 1970
                                                         Page 2 of 2


PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Do no smell deeply or often. One small whiff will not harm, but repeated inhalation can lead to toxic affects. Material is flammable; keep away from fires.

ANALYTICAL TIME

       Analyst time required is about 0.1 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Not applicable

SCOPE

       This method is intended for the characterization of the odors of materials by olfactory perception.

       The interpretation of odors is a matter of experience and cannot be described. Experience will show when a deviation from normalcy is found.

REFERENCES

       JFQ Procedure No. 84-A
       TC Method 602.400 (NC)

                                                         DEPT 48
MONSANTO COMPANY                                         METHOD 602.484 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 1 of 2

MATERIAL

       Alpha-Olefins

ANALYSIS REQUIRED

       Isomer distribution

SAMPLE

       1 Pint Bottle

APPARATUS

       Gas chromatograph - Varian 1200 or equivalent
       Recorder and/or electronic integrator or computer temperature program Flame detector
       200' x 0.02" support coated open tubular (SCOT) column coated with Carbowax 1540 (available in 50-100' sections from Perkin-Elmer Corp).

CHROMATOGRPAHIC CONDITIONS

       Column Temp: 2 minutes at 40 degrees C followed by 5 degrees /min. to 130 degrees C
       Detector Block Temperature:         300 degrees C
       Injection Port Temperature:         250 degrees C
       Sample Volume Injected:             1 ul - split approx. 100/1
       Helium Flow:                        4-5 ml/min.
       Air & Hydrogen flows:               Set to optimum conditions for
                                           instrument to be used.

REAGENTS

       Research Grade C(6), C(8) and C(10) alpha-olefins.

PROCEDURE

Cool oven to 40 degrees , place temperature programmer function switch to HOLD. Turn on recorder and allow base line to line out.
Inject a 1 ul sample into inlet system and after two minutes push temperature programmer switch.
Record peaks of interest.

MONSANTO COMPANY                                         METHOD 602.484 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 2 of 2

CALCULATIONS

       % C(6), alpha-olefin = Area of C(6) Alpha-Olefins  x 100
                            Total Area of Olefins

       Determine areas for C(6), C(8) and C(10) alpha-olefins and internal olefins.

       Correction factors are not used in these calculations.

PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory precautions for the handling of flammable organic solvents.

ANALYTICAL TIME

       Time required for this analysis is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Report to nearest 0.01%. Precision of this method has not been determined.

SCOPE

       This method is to be used to determine the isomer distribution (alpha and internal olefins) in C(6) - C(10) alpha-olefins.

REFERENCES

       Monsanto Company ORGANIC Chemicals Methods 70-19, 10/7/70

                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.485 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 1 of 2

MATERIAL

       Alpha-Olefins

ANALYSIS REQUIRED

       Carbon number distribution and amount of branched chain olefins in alpha-olefins.

SAMPLE

       1 Pint Bottle

APPARATUS

       A catalytic hydrogenator containing palladium chloride on fire brick. Operating temperature - 280 degrees . Gas chromatograph, thermal detector, dual column with a programmed temperature oven.

       Column: 1/8" x 4 meter, 20% SE-52 on 60/80 mesh chromosorb W (high performance)
       Column Temperature:    70 degrees C to 190 degrees C at 8 degrees /min.
       Detector Block Temp:   250 degrees C
       Injection Port Temp:   250 degrees C
       Carrier Gas and Flow:  Hydrogen at 35 ml/min.
       Sample Size:           1 u liter

REAGENTS

       Research grade C(6), C(10) and C(0) alpha-olefins. SE-52 and Chromosorb W (high performance).

PROCEDURE

With oven at 70 degrees and temperature programmer on hold line out recorder and/or integrator.

Inject a 1 ul sample into the hydrogenator (inlet) and start temperature programmer and integrator.

Record peaks of interest.

MONSANTO COMPANY                                         METHOD 602.485 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 2 of 2

CALCULATIONS

Determine areas and normalize to 100%.  Correction factors are not used.

       % Component of Interest = Area of Component x 100
                                         ----------------
                                            Total Area

PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory safety procedures when handling flammable hydrocarbons.

ANALYTICAL TIME

       Time required for this analysis is 0.3 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of this method is unknown.  Report results to nearest 0.01%.

SCOPE

       The olefins are hydrogenated then separated by gas chromatography. This then determines the carbon number distribution and amount of branching in the C(6)-C(10) alpha-feed to the oxo-alcohol unit.

REFERENCES

       Monsanto Company Organic Division Method 69-3, Revision 1, 2/20/69

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                  DEPTS. 13-14, 15, 16, 45,
                                                       48, 51, 56
MONSANTO COMPANY                                  METHOD 602.009 (WC)
TEXAS CITY, TEXAS                                 Rev. 06/02/77
                                                  Page 1 of 2

MATERIAL

       All liquid clear and colorless materials requiring an APHA color measurement.

ANALYSIS REQUIRED

       Color

SAMPLE

       One Quart Bottle

APPARATUS

       Nessler (short) tubes 100 ml marked at 150 mm from inside bottom. Lumetron Model 450 with color filter #B-420, or equivalent.

REAGENTS

       Distilled Water XXX
       APHA 500 Standard

PROCEDURE

With switch off, set instrument to 0% transmission.
Fill a tube to 150 mm mark with clear distilled water.  Insert tube in machine and turn switch on.
Adjust the instrument to 100% transmission and turn switch off and remove tube. Fill a tube with sample and place in instrument. Turn switch on and read %
       transmission from scale.

CALCULATIONS

       Read APHA color from a chart prepared to show APHA color vs % transmission.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE
CONDITIONS  OF  USE  ARE BEYOND  OUR  CONTROL.   MONSANTO  DISCLAIMS ANY
LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE. ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.009 (WC)
TEXAS CITY, TEXAS                                        Rev. 06/02/77
                                                         Page 2 of 2

PREPARATION OF REAGENTS

       None

STANDARADIZATION AND/OR CALIBRATION

       Prepare standards by diluting APHA 500 stock at rate of 0, 1, 2, 3, 4, and 5 ml to 100 ml with distilled water. The standards represent 0, 5, 10, 15, 20 and 25 APHA colors. Read the % transmission of these vs the distilled water used. Plot the % transmissions thus obtained vs the corresponding APHA colors. Draw in the best representative line. use this curve for routine work or prepare a chart from it showing % Transmission vs APHA Color.

SAFETY

       Use normal precautions in handing chemicals, glassware and electrical equipment.

ANALYTICAL TIME

       0.1 Hour

PRECISION OF RESULTS AND SIGNIFICANT FIGURES TO REPORT

       95% confidence limits are + 2 at a level of 10 APHA. Report results to the nearest 1 APHA.

SCOPE

       The color of the sample is compared to the APHA scale. This procedure is suitable for all solutions which are clear and colorless to light yellow. If turbidity or suspended solid material is present, filter the sample before analyzing.

REFERENCES

       Method 31-16-6
       Method 20-29-4
       Method 602.500 (WC)
       TC-2126 (COL.)

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.204 (WC)
TEXAS CITY, TEXAS                                        Rev. 06/02/77
                                                         Page 1 of 3

MATERIAL

       All liquids requiring a Routine Water Analysis, except AN.

ANALYSIS REQUIRED

       % H(2)O

SAMPLE SIZE

       One Pint

APPARATUS

       Precision Aquatrator for Karl Fischer moisture determinations consisting of two 25 ml automatic burettes with 1000 ml reservoirs, magnet stirrer with Teflon covered stirring bar, platinum electrodes, drying tubes and an electronic control box. (Purchased from W.H. Curtin & Company)

       500 ml Flatbottom Flask with two side arm necks. (Purchased from Scientific Glass Blowing Company)

       Pipettes - 1, 5, 25 ml Volume

       Water Aspirator Vacuum System

REAGENTS

       Karl Fischer Reagent
       Standard Water-Methanol
       Product Methanol

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.204 (WC)
TEXAS CITY, TEXAS                                        Rev. 06/02/77
                                                         Page 2 of 3

PROCEDURE

Remove previous sample from flask. Add 20-30 ml of Product MeOH to flask and add Karl Fischer reagent in excess until galvonometer holds at 15 tp 20 micro-amps. Brown color will predominate at this point.
Back titrate with standard water until brown color starts to fade. Start dropwise addition of standard water until galvonometer swings toward zero. Allow time for reaction between drops. The flask is now dry. Yellow color will predominate.
Draw sample into pipette and enter sample into flask.  Add Karl Fischer reagent in excess (see Paragraph #1).
Back titrate to dryness with standard water (see Paragraph #2).
Record total volumes used of Karl Fischer and standard water. Record normalities of solutions.

       NOTES:

Be sure that automatic burettes are full before titrations start.
Protect burettes from atmospheric moisture with "Drierite."
Use following sample size for the materials listed:

       Product AN                   5 ml sample
       Product Methanol            25 ml sample
       Di-isodecyl Phthalate       25 ml sample
       Dioctyl Phthalate           25 ml sample
       Santicizer 711              25 ml sample
       2 Ethyl Hexyl Alcohol       25 ml sample
       Isodecyl Alcohol            25 ml sample
       Mixed Alcohol               25 ml sample (Gulf and Monsanto)
       Alpha Olefins               25 ml sample

       FOR ANY OTHER LIQUIDS, THE SAMPLE SIZE WILL HAVE TO BE
       ASCERTAINED.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.204 (WC)
TEXAS CITY, TEXAS                                        Rev. 06/02/77
                                                         Page 3 of 3

CALCULATIONS

%H(2)O = (V Karl Fischer x N Karl Fischer)-(V Std. H(2)O) x N Std. H(2)O) x 10
--------------------------------------------------------------------------------
                     V of Sample Used x Density of Sample

       V = Volume in milliliters
       N = Normality

Density of Product AN                      =      0.8 grams/ml
Density of Product Methanol                =      0.79 grams/ml
Density of Disodecyl Phthalate             =      0.97 grams/ml
Density of Dioctyl Phthalate               =      0.98 grams/ml
Density of Santicizer 711                  =      0.97 grams/ml
Density of 2 Ethyl Hexyl Alcohol           =      0.83 grams/ml
Density of Isodecyl Alcohol                =      0.84 grams/ml
Density of Mixed Primary Alcohols          =      0.83 grams/ml
Density of Alpha Olefins                   =      0.71 grams/ml

PREPARATION OF REAGENT SOLUTIONS

       Refer to Solutions Manual

STANDARDIZATION AND CALIBRATION

       Refer to Solutions Manual

SAFETY PRECAUTIONS

       Skin contact and breathing of vapors should be avoided.

ANALYTICAL TIME

       0.1 Hour

PRECISION AND SIGNIFICANT FIGURES

       Precision is 10% relative.
       Report results to three significant figures.

SCOPE

       The method is based on the reduction of iodine by sulfur dioxide in the presence of water. Pyridine and alcohol are present to react with the sulfur trioxide and hydroiodic acid formed during the iodine reduction. Peroxides and mercaptans interfere. Appreciable quantities of aldehydes and amines also interfere.

REFERENCE

       RLM/gs, 7/16/51, 10/23/51.

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.278 (WC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 1 of 6

MATERIAL

       Gulf C(7), C(9) and C(11) Alcohol (GTA) and (MTA).

ANALYSIS REQUIURED

       Concentration of C(7), C(9) and C(11) alcohols and percent normal alcohols.

SAMPLE

       1 quart bottle

APPARATUS

       A gas chromatograph equipped with a linear temperature programmer, and a flame ionization detector.
       2 meters 1/8" stainless steel or aluminum tubing.
       A 10 ul syringe.

REAGENTS

       C(7), C(9) and C(11) alcohols
       Chromosorb G, DMCS treated.  Acid washed 60/80 mesh.
       QF-1 (Fluorosilicone).

PROCEDURE

       Check oven temperature.  Should read 100 on duodial.
       Allow the chromatograph to line out for 5 minutes.
       Inject a 0.2 ml sample and start computer.
       After injecting sample and starting computer, start temperature programmer.
       If not using the computer, record peaks of interest using proper attenuation settings.
       After completion of scan switch programmer to cool, open oven and cool instrument.
       Reset duodial on programmer to 100.
       After instrument has cooled, close oven and place programmer switch to HOLD. The equipment is now ready for another run.

MONSANTO COMPANY                                         METHOD 602.278 (WC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 2 of 6

INSTRUMENT CONDITIONS (FOR A VARIAN AEROGRAPH 1200)

       Detector                    Hydrogen flame ionization
       Column                      2 meters x 1/8" s.s.
       Packing                     15% QF-1 on 60/80 mesh chromosorb G
                                   DMCS treated acid washed.

       Temperatures:

       Injector                    260 degrees
       Detector                    325 degrees
       Column Oven                 100-300 degrees  at the 20 degree /minute
       Sample Size                 0.2 ml.

CALCULATIONS

       For computer method:
       For C(7), C(9) and C(11) alcohol content
       Add up the branched C(7) + normal C(7) and report % C(7) alcohols
       Add up the branched C(9) + normal C(9) and report % C(9) alcohols
       Add up the branched C(11) + normal C(11) and report % C(11) alcohols.

       For normal alcohol content:
       Normal C(7) + normal C(9) + normal C(11) = normal C(7), C(9), C(11) content.

       Calculations for method without a computer.
       % of mixture of each carbon number =
              area of normal + branched of each carbon number x 100
              -----------------------------------------------------
                                  Total Area

       Normalized to 100%
       Normal content of each carbon number =
              area of normal alcohol of each carbon number           x 100
              ------------------------------------------------------------
              area of the normal + branched alcohols of each carbon number

       The normal content for the three carbon number (C(7), C(9) and C(11)) are then averaged and the average percent is reported.

PREPARATION OF REAGENT SOLUTIONS

       None required.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.278 (WC)
TEXAS CITY, TEXAS                                        April 24, 1970
                                                         Page 3 of 6

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Normal laboratory safety precautions should be observed.

ANALYTICAL TIME

       For a computerized method, the analyst time required is 0.2 hour.
       For a non-computerized method, the analyst time required is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of this method is unknown.  Report results to nearest 0.1%.

SCOPE

       This is a chromatographic method for determining the distribution of normal and branched C(7), C(9) and C(11) alcohols.

REFERENCES

       Handwritten conditions and chromatographic scans from R.R. Raube.

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.278 (WC)
TEXAS CITY, TEXAS                                        March 16, 1970
                                                         Page 1 of 3

MATERIAL

       Gulf C(7), C(9), C(11) Alcohol (GTA), Monsanto C(7), C(9), C(11) Alcohol
       (MTA) and Santicizer 711.

ANALYSIS REQUIRED

       Normal alcohols C(7), C(9), C(11) in CTA and MTA. Low boilers including alcohols and other plasticizers other than Santicizer 711 in Santicizer 711.

SAMPLE

       8 oz.

APPARATUS

       A gas chromatograph equipped with a temperature programmer, thermal detector and  1/4" inlet system.
       Two meters  1/4" stainless steel tubing.
       10 ml Syringe.

REAGENTS

       C(7), C(9), and C(11) Gulf alcohols.
       C(7), C(9), and C(11)  Monsanto alcohols.
       Santicizer 711
       Di-isodecyl Phthalate (DIDP)
       Dioctyl Phthalate (DOP)
       AW-DMCS silanized D-dusted gas pack QF1
       Isodecanol
       2-Ethylhexanol

PROCEDURE

Allow the chromatograph to line out for 5 minutes, then inject a 2 ml sample of the material to be analyzed.
After sample is injected, start temperature programmer.
Record peaks of interest using the proper attenuation settings.

MONSANTO COMPANY                                         METHOD 602.278 (WC)
TEXAS CITY, TEXAS                                        March 16, 1970
                                                         Page 2 of 3

INSTRUMENT CONDITIONS (For an Aerograph 1521-3C)

       Filaments                   Tungsten
       Filament Current            200 ma
       Column                      2 meters x 14" SS.
       Packing                     15% QF-1 on 50/60 mesh
                                   AW-DMCS silanized D-dusted gas pack

       Temperatures:
              Injector             260 degrees
              Detector             325 degrees
              Column Oven          100-300 degrees  at the rate of 30o/min.
              Sample Size          2 ml

CALCULATIONS

       % of mixture of each carbon number =

       Area of normal + branched of each carbon number
       -----------------------------------------------
                            Total Area

       Normal content of each carbon number =

       100 - normal area of each carbon        x 100
       -----------------------------------------------------
       Total of normal + branched area of each carbon number

       For low boilers including alcohols and plasticizers other than Santicizer 711, the calculations are as follows:

       Area of peak of interest x attenuations x calibration factor
       -------------------------------------------------------------
                            Total Area

PREPARATION OF REAGENT SOLUTIONS

       None required

STANDARDIZATION AND/OR CALIBRATION

       No standardization or calibration is required for Gulf C(7), C(9), C(11) alcohols or Monsanto NTA.

       For impurities in Santicizer 711, the calibration procedure is as follows:

MONSANTO COMPANY                                         METHOD 602.278 (WC)
TEXAS CITY, TEXAS                                        March 16, 1970
                                                         Page 3 of 3

STANDARDIZATION AND/OR CALIBRATION  (Cont'd)

       Standard samples of known concentrations of alcohols and other plasticizers will be made up and analyzed by the steps in the procedure.
       From the areas obtained from the standard samples, calibration factors will be calculated.
       Calibration Factor = Area of Component
                                Concentration of Component

SAFETY PRECAUTIONS

       Normal laboratory safety precautions should be observed.

ANALYTICAL TIME

       Time required for this method is 20 minutes.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of this method is unknown.  Report results to nearest 0.1%.

SCOPE

       This is a chromatographic method for determining the distribution of normal and branched C(7), C(9), and C(11) alcohols. This method also separates the other plasticizers from Santicizer 711.

REFERENCES

       Handwritten conditions and chromatographic scans from R.R. Raube.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------
                                                         DEPT. 48 & 56
MONSANTO COMPANY                                         METHOD 602.280 (WC)
TEXAS CITY, TEXAS                                        October 9, 1970
                                                         Page 1 of 2

MATERIAL

       Product Di-isodecyl Phthalate (DIDP), Product Dioctyl Phthalate (DOP), Santicizer 711, Isodecyl Alcohol, Gulf C(7), C(9), and C(11) Alcohols, Monsanto C(7), C(9), and C(11) Alcohols.

ANALYSIS REQUIRED

       Acidity

SAMPLE

       Pint bottle

APPARATUS

       50 ml pipette
       250 ml Erlenmeyer flask
       Burette 25 ml
       Analytical balance

REAGENTS

       Nitrogen
       0.1 Thymol blue indicator
       0.02N Sodium Methoxide
       Isopropanol

PROCEDURE

       Purge 50 ml of isopropanol for 2 minutes with N(2) then neutralize to a thymol blue end-point with 0.01N Sodium Methoxide.
       While purging with N(2) add 25.0 grams sample, dissolve and titrate quickly to the same end-point as in step one.
       NOTE: At no time should the alcohol solution be warmed above room temperature.

MONSANTO COMPANY                                         METHOD 602.280 (WC)
TEXAS CITY, TEXAS                                        October 9, 1970
                                                         Page 2 of 2

CALCULATIONS

       MEQ/100 grams = V              x N             x 100
                            NaOCH(3)      NaOCH(3)  Esters from 56
                            -----------------------
       % acidity (as Acetic (V NaOCH(3)) (N NaOCH(3)) (6.0)  Alc from 48
                 ------------------------------------------
                                   Weight of Sample

PREPARATION OF REAGENT SOLUTIONS

       0.1% Thymol blue indicator - dissolve 0.1 g. in 20 ml of warm formula-30 alcohols and dilute with water to 100 ml with distilled water.

       Sodium Methoxide - See Laboratory Solution Manual.

STANDARDIZATION AND/OR CALIBRATION

       See Solutions manual.

SAFETY PRECAUTIONS

       Observe all laboratory and plant safety regulations.

ANALYTICAL TIME

       Time required for this analysis is 0.2 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       No precision study has been made. Report results to two significant figures.

SCOPE

       This method is intended for the determination of free acid constituents in concentration, generally below one milliequivalent per 100 grams in material soluble in alcohol without imparting sufficient color to obscure an indicator end-point.

REFERENCES

       Monsanto Company - Organic Chemicals Division, John F. Queeny Plant, Methanol No. 4-A, 4-24-67.

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.281 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 1 of 4

MATERIAL

       Product Vinyl Acetate, Isodecyl Alcohol, 2 Ethyl Hexyl Alcohol and Gulf C(7), C(9), and C(11) Alcohols.

ANALYSIS

       Specific gravity Sp. Gr. 20 degrees
                                20 degrees

SAMPLE SIZE

       One quart amber bottle

SCOPE

       This procedure is applicable to product vinyl acetate or any homogenous liquid at room temperature.

APPARATUS

       -  Jointed pyenometer with thermometer and capillary overflow cover.
       -  Approximately 17 degrees  water bath.
       -  Analytical balance
       -  20 degrees  + .2 degrees  bath
       -  Clock

REAGENTS AND PREPARATION

       None required.

SAFETY PRECAUTIONS

       Exercise care in handling. Vinyl acetate vapors are toxic; use hood. If liquid comes in contact with skin, wash thoroughly with water.

PROCEDURE

Tare the pyenometer (clean and dry) on analytical balance to 0.2 mgm. Cool pyenometer and sample to approximately 17 degrees (avoid moisture condensation in pyenometer and sample).

MONSANTO COMPANY                                         METHOD 602.281 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 2 of 4

PROCEDURE (cont'd)

When sample is 17 degrees , quickly fill pyenometer to ground glass joint, insert thermometer and cover overflow with cap. Avoid inclusion of air bubbles.
Place in 20 degrees bath and allow pyenometer contents to equilibrate in this temperature. Allow about 30 min. Quickly remove overflow cover and remove overflow of sample to the level of top of capillary with lens tissue (carefully). Dry inside of overflow cover and replace on the overflow spout.
Quickly remove the pyenometer from 20 degrees  bath and place in 17 degrees bath for about 5 minutes.
Remove from 17 degrees  bath, quickly dry outside of pyenometer with tissue avoiding over-heating with hand contact.
Quickly weigh the pyenometer and sample on the same balance to nearest 0.2 mgm.

CALCULATIONS

       Sp. Gr. 20 degrees  = (Wt. Pyenometer + Sample) - (Tare Wt. Pyenometer)
               ----------    -------------------------------------------------
               20 degrees                  Pyenometer Volume
                                     (Wt. of Water at 20 degrees )

STANDARDIZATION AND CALIBRATION

       Calibrate the pyenometer following the same procedure as for the sample except that freshly boiled distilled water is used instead of sample. The net weight of water in pyenometer is the volume of the pyenometer. Run calibration in triplicate. Average of three runs is the volume to use. A range greater than 5 mgm of three runs render results suspect.

PRECISION

       The 95% confidence limits are + 0.0003 at .9269. Report the results to four significant figures.

ANALYTICAL TIME

       45 minutes.

NOTES

The Reischauer or Solid Pyenometer shall be used as the referee method in case of discrepancies.

MONSANTO COMPANY                                         METHOD 602.281 (WC)
TEXAS CITY, TEXAS                                        January 12, 1970
                                                         Page 3 of 4

NOTES  (cont'd)

       Reischauer or Referee Method

       The pyenometer (Figure 1) is cleaned with concentrated nitric acid and rinsed several times with distilled water. Before weighing, the clean pyenometer is rinsed with acetone and dried with air. To make sure it is clean, it is partially filled with the sample, rinsed with acetone, dried and re-weighted. After being satisfied with consistent results obtained, the pyenometer is then suspended in a 20 degrees bath so that the liquid level is below that of the bath. After 15 minutes, minimum allowable time for temperature to reach equilibrium, the liquid level in the pyenometer is adjusted to the calibration mark by means of a strip of filter paper. If no further change in level occurs in the next 5 minutes, the pyenometer is removed from the bath and the enlarged portion of the neck above the capillary is swabbed with a paper towel before inserting the stopper. The outside of the pyenometer is then carefully wiped off with a soft cloth. The entire operation is repeated to obtain the sample weight.

       Calculation:

              Specific Gravity = Sample Weight
                                 -------------
                                  Water Weight

       An air buoyancy factor of 0.0001 must be added to the specific gravity.

REFERENCES

       Contract specifications for product vinyl acetate.
       Research Notebook 2302, pp 151873-75.
       Research Method TC-2092 (Grav.)
       Springfield Raw Material Specification 103S for vinyl acetate. TC Method 602.552.
       TC Method TC-2376 (Grav.)

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.282
TEXAS CITY, TEXAS                                        Rev. June 2, 1977
                                                         Page 1 of 2

MATERIAL

       All liquids requiring appearance evaluation.

ANALYSIS REQUIRED

       Appearance

SAMPLE

       One Quart Bottle

APPARATUS

       None

REAGENTS

       None

PROCEDURE

Shake sample and examine for color, clarity, suspended matter, and sediment. Report as clear and free of suspended matter and sediment unless observed otherwise.
Describe the fluidity with respect to the specification requirement.

CALCULATIONS

       None

PREPARATION OF REAGENTS

       None

MONSANTO COMPANY                                         METHOD 602.282
TEXAS CITY, TEXAS                                        Rev. June 2, 1977
                                                         Page 2 of 2

STANDARDIZATION AND/OR CALIBRATIONS

       None

SAFETY

       Use normal precautions handling alcohols and esters in glass.

ANALYTICAL TIME

       5 minutes

PRECISION OF RESULTS AND SIGNIFICANT FIGURES TO REPORT

       Not applicable.

SCOPE

       The appearance of the sample is reported.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                         DEPT. 48 & 56
MONSANTO COMPANY                                         METHOD 602.295 (WC)
TEXAS CITY, TEXAS                                        October 7, 1970
                                                         Page 1 of 4

MATERIAL

       Isodecyl Alcohol and Gulf Alcohols, Monsanto C(7), C(9), and C(11) alcohols.

ANALYSIS REQUIRED

Aldehydes (as Decanal)

SAMPLE

       1 quart glass bottle

APPARATUS

       100 ml volumetric flasks
       25 ml glass stoppered graduates
       2 ml pipets
       10 ml pipets
       Beckman model B spectrometer or equivalent
       10 mm cels

REAGENTS

       Carbonyl free methanol
       Potassium hydroxide
       2.4-dinitrophenylhydrazine
       Pyridine
       Decanal

PROCEDURE

       All volumetric flasks, pipets and all other glassware to be used in this procedure should be cleaned in cleaning solution, rinsed thoroughly in distilled water, methanol and air dried.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.295 (WC)
TEXAS CITY, TEXAS                                        October 7, 1970
                                                         Page 2 of 4

PROCEDURES  (Cont'd)

       Into a 100 ml glass stoppered volumetric flask containing approximately
              20 ml of carbonyl-free methanol, introduce 3.0 to 5.0 grams of the sample weighted to the nearest 0.1 mg.
       Dilute to the mark with carbonyl-free methanol and swirl to effect solution.
       Into a 25 ml glass-stoppered graduate, introduce 2 ml of the sample dilution using a suitable transfer pipet.
       Into a second 25 ml glass-stoppered graduate, introduce 2 ml of the same carbonyl-free methanol used to prepare the sample dilution.
       Pipet 2 ml of the saturated 2.4-dinitrophenylhydrazine solution into each of the graduates, stopper, and mix thoroughly.
       Stopper the graduates and allow to stand at room temperature for 30 + 2 minutes.
       Into each graduate introduce 10 ml of the pyridine stabilizer and 2 ml of the potassium hydroxide solution. Stopper the graduates and mix by inverting.
       Read the absorbance of the sample at 480 mu against the reagent blank at between 9 and 11 minutes from step 8. If an absorbance reading of greater than 0.5 is obtained, a smaller sample size must be used.

CALCULATIONS    Recalibrated Sept. 1985 Perkin Elmer Spectrophotometer


       Factor = mg = 0.153
                --
                abs.

       Aldehyde as decanals = Abs. sample x 0.153 x 100 x ug x 100
                              ------------------------------------
                                   Sample Wt. (g) x 2 x 10.3 mg

              cr  Abs.spl. x 0.153 x 5
                  --------------------
                     Spl. wt. (g)

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.295 (WC)
TEXAS CITY, TEXAS                                        October 7, 1970
                                                         Page 3 of 4

PREPARATION OF REAGENT SOLUTIONS

       Carbonyl free methanol - to 500 ml of anhydrous methanol add 5 grams of 2.4-dinitrophenylhydrazine and a few drops of concentrated hydrochloric acid. Reflex for 2 hours and recover the methanol by distillation through any suitable column. If stored in a tightly-stoppered bottle, the methanol will remain carbonyl-free indefinitely. Prepare all of the methanol used in the following analysis in this manner.
       Potassium hydroxide in carbonyl-free methanol - dissolve 10 grams of potassium hydroxide in 20 ml of dis-flask, and dilute to the mark with carbonyl-free methanol.
       Pyridine stabilizer - mix 80 ml of redistilled pyridine with sufficient water to make 100 ml of solution.
       2.4-dinitrophenylhydrazine solution - suspend 50 mg of reagent grade
              2.4-dinitrophenylhydrazine in 25 ml of carbonyl-free methanol and add 2 ml of concentrated hydrochloric acid. Dilute to 50 ml with distilled water and mix thoroughly. Prepare this solution fresh every two weeks.

STANDARDIZATION AND/OR CALIBRATION

       Determine the purity of the decanals used for making standards.

       Into a 100 ml volumetric flask containing approximately 20 ml of carbonyl-free methanol introduce 0.06 gm. of decanal weighed to the nearest 0.1 mg. Dilute to the mark with additional carbonyl-free methanol. Prepare a series of standards by pipetting 1, 2, 3, 5 and 10 ml aliquots of the dilution into respective 100 ml volumetric flasks and dilute to the mark with carbonyl-free methanol. Two ml of each of the standards contain approximately 0.012, 0.024, 0.036, 0.060 and 0.120 mg of decanals respectively, depending upon the purity of the standard decanals. Follow steps 4 through 9 inclusive with each dilution and obtain the absorbance. Plot a calibration curve of absorbance vs. true decanal concentration. An absorbance of approximately 0.23 should be obtained for the standard containing 0.060 mg of decanals and the curve should intersect the origin.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.295 (WC)
TEXAS CITY, TEXAS                                        October 7, 1970
                                                         Page 4 of 4

SAFETY PRECAUTIONS

       Use caution in handling and preparing the reagent solutions. Some of them are corrosive and poisonous.

       Handle methanol carefully so as not to breathe the vapors or get in on your skin; it is very toxic.

ANAYLTICAL TIME

       Time required for this analysis is 0.5 hours.

PRECISION OF RESULTS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       No precision study has been made.  Report results to nearest 0.01%.

SCOPE

       Aldehydes react with 2.4-dinitrophenylhydrazine to form a colored product. This color concentration is then measured by a spectrometer. Other aldehydes and ketones if present, will give high results.

REFERENCES

       Part of a Laboratory Manual 1-B-6E10-1.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.297 (WC)
TEXAS CITY, TEXAS                                        February 10, 1970
                                                         Page 1 of 2

MATERIAL

       Isodecyl Alcohol, 2-Ethyl Hexyl Alcohol and

ANALYSIS REQUIRED

       Color of sulfuric acid solutions of alcohols

SAMPLE

       1 pint bottle

APPARATUS

       APHA color standards
       100 ml tall-form Nessler tubes

REAGENTS

       1.  Concentrated sulfuric acid, C.P.

PROCEDURE

       Measure 100 ml of sample into a graduated cylinder and transfer to a 250 ml conical flask.
              Note: All glassware must be quantitatively clean and free of acetone vapors before use.
       By buret add dropwise, 8 ml of colorless concentrated C.P. sulfuric acid over a period of 5 minutes while swirling constantly.
       Cover the flask with an inverted 50 ml beaker and hold in a 98 + 2 degrees  oil bath or oven for exactly 60 minutes.
       Cool rapidly to 70 degrees  with tap water and transfer to a 100 ml tall form Nessler tube.
       Compare with APHA color standards.
       Record the number of the APHA color standard which most nearly matches the sample, making a note of any abnormality in tint or clarity of the sample.

       CALCULATIONS

       None required.

MONSANTO COMPANY                                         METHOD 602.297 (WC)
TEXAS CITY, TEXAS                                        February 10, 1970
                                                         Page 2 of 2


PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       Prepare standards by diluting APHA 500 stock at the rate of 1 ml, 2 ml, 4 ml, 10 ml, 12 ml & 14 ml to 100 ml of water. This should give you 5, 10, 20, 50, 60 and 70 APHA color. Use these to compare with color of sample.

SAFETY PRECAUTIONS

       Handle concentrated sulfuric acid with extreme care. Avoid spills and contact with skin. Discard sulfuric acid solutions by pouring into a rapid running stream of cold water.

ANALYTICAL TIME

       Time required for this analysis is 0.3 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       No precision study has been made. Report to nearest APHA color standard.

SCOPE

       This method is intended for the estimation of small amounts of impurities in alcohols which are darkened in the presence of sulfuric acid. It involves holding the sulfuric acid solution at a specified temperature for a specified period of time and comparing the color with that of platinum-cobalt standards.

REFERENCES

       Monsanto Company, J.F.Q. Method 38-O, 11/23/62.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

                                                         DEPT. 56
MONSANTO COMPANY                                         METHOD 602.300 (WC)
TEXAS CITY, TEXAS                                        February 25, 1970
                                                         Page 1 of 3

MATERIAL

       Stannous Oxalate Catalyst

ANALYSIS REQUIRED

       Phthalation color test.

SAMPLE

       1 pint jar or polyethylene bag.

APPARATUS

       500 ml, 3-necked, round bottomed flask
       Thermometer
       Above-surface gas inlet tube
       Ace Tru-Bore stirrer and bearing (lubricated with DOP)
       Dean-Stark trap with reflux condenser.  Standard taper glass joints with
              Teflon sleeves or silicone lubricant are used through the system. Vacuum pump.

REAGENTS

       Stannous oxylate catalyst
       2-ethyl hexyl alcohol
       Iso decyl alcohol
       C(7), C(9), and C(11) alcohols
       Phthalic anhydride
       Nitrogen

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.300 (WC)
TEXAS CITY, TEXAS                                        February 25, 1970
                                                         Page 2 of 3


PROCEDURE

       To the reaction flask charge 74.0 grams (0.50 mole) of phthalic anhydride, 1.10 moles of alcohol to be tested (2-ethyl hexyl alcohol use 143 grams, isodecyl alcohol use 174 grams and C(7), C(9), and C(11) alcohols use 156 grams) and 0.25 grams of stannous oxalate.
       Assemble the apparatus, fill the Dean-Stark trap with the alcohol being used, and begin passing a slow stream of nitrogen into the flask. Begin stirring and heatup rapidly (in about 30 minutes) to the reaction temperature of 220 degrees . The alcohol will normally begin refluxing before the reaction temperature is reached.
       Shut off the nitrogen flow at 220 degrees , place the system under reduced pressure and adjust the pressure as needed to maintain continuous moderate reflux for 3 hours.
       Shut off the heat at the end of the reaction period and cool to 100o while applying vacuum to remove as much excess alcohol as possible.
       Break the vacuum at 100o with nitrogen, add 10 ml of water and stir 10 minutes.
       Dehydrate under full vacuum at 100o, filter through Dicalite Speedplus and determine the APHA color.

CALCULATIONS

       None required.

PREPARATION OF REAGENT SOLUTIONS

       None required.

SAFETY PRECAUTIONS

       Phthalic Anhydride - Phthalic anhydride, while non-toxic, may produce local irritation upon long contact with the skin. Avoid breathing the dust.
       Alcohols - The alcohols can cause opaque cornea, Keratoconus, and ultimately death. They are moderate fire hazards. Exposed personnel should wear chemical safety goggles.

--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN IS, TO OUR BEST KNOWLEDGE, ACCURATE; BUT ALL RECOMMENDATIONS OR SUGGESTIONS ARE MADE WITHOUT GUARANTEE SINCE THE CONDITIONS OF USE ARE BEYOND OUR CONTROL. MONSANTO DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE USE OF THE ABOVE.
ALL INFORMATION HEREIN IS DEEMED BY MONSANTO COMPANY TO BE CONFIDENTIAL INFORMATION AND SHOULD NOT BE DIVULGED OR REPRODUCED AND DISSEMINATED TO OTHERS WITHOUT THE PRIOR WRITTEN CONSENT OF MONSANTO COMPANY.
--------------------------------------------------------------------------------

MONSANTO COMPANY                                         METHOD 602.300 (WC)
TEXAS CITY, TEXAS                                        February 25, 1970
                                                         Page 3 of 3


ANALYTICAL TIME

       Time required for this analysis is 4.0 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       The precision should be + 2 at the 10 APHA level.  Report to nearest 1
APHA.

SCOPE

       This is a procedure for determining the APHA color with various batches of stannous oxalate catalyst.

REFERENCES

       A partial method received with the ester unit methods. No company location, method no. or personnel reference.

                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.466 (WC)
TEXAS CITY, TEXAS                                        October 2, 1970
                                                         Page 1 of 2


MATERIAL

       C(6) - C(10) Alpha Olefins

ANALYSIS REQUIRED

       Alpha acetylenics in olefins.

SAMPLE

       1 pint bottle

APPARATUS

       1000 ml separatory funnel
       Standard laboratory glassware

REAGENTS

       Mixed indicator solution
       Silver nitrate solution
       Sodium hydroxide - 0.05 N solution.

PROCEDURE

       Weigh 150 + 0.1 grams of olefin sample into a 1 liter separatory funnel. Extract with two 25 ml portions of the silver nitrate solution that have been neutralized to the grayish-green end-point with 0.05N sodium hydroxide solution.
       Titrate the combined extracts with 0.05N sodium hydroxide solution back to the grayish-green end-point.

CALCULATIONS

       Acetylenics (moles (Kg) = ml of NaOH x N NaOH
                                    sample weight (in grams)

MONSANTO COMPANY                                         METHOD 602.466 (WC)
TEXAS CITY, TEXAS                                        October 2, 1970
                                                         Page 2 of 2


PREPARATION OF REAGENT SOLUTIONS

       Mixed Indicator - Dissolve 0.1g of methyl red and 0.05g methylene blue in 100 ml of C.P. 95% ethyl alcohol

       Silver Nitrate solution - Dissolve 25g of AgNO(3) in 200 ml of distilled water and dilute to one liter with 95 % ethyl alcohol.

       0.05N sodium hydroxide - see laboratory solutions manual.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory precautions for handling liquid hydrocarbons, and laboratory solutions. Observe all laboratory and plant safety regulations.

ANALYTICAL TIME

       Time required for this analyses is 0.3 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision is unknown.  Report results to the nearest 0.0001 moles/Kg.

SCOPE

       This method is intended for the determination of trace alpha acetylenics in alpha olefins for product specifications.

       The olefin sample is extracted with an alcoholic silver nitrate solution and the nitric acid formed by the reaction of silver nitrate and alpha acetylenic compounds is titrated with standard base.

REFERENCES

       Monsanto Company Organic Chemicals Division.
       Method No. 69-7, 10/69 - O. Hicks, R.E. Keller

                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.467 (UV)
TEXAS CITY, TEXAS                                        October 10, 1970
                                                         Page 1 of 2

MATERIAL

       C(6) - C(10) Alpha Olefins

ANALYSIS REQUIRED

       Conjugated Dienes

SAMPLE

       1/2 pint bottle.

APPARATUS

       Beckman DK-2 spectrophotometer or equivalent with a UV source Matched 1 cm silica cells.

REAGENTS

       Spectro grade isooctane
       2.4 hexadiene

PROCEDURE

       The sample is diluted with isooctane such that the transmission is at __
              max. falls between 30% and 70%.
       The diluted sample is scanned from 2000 to 3400 A using pure isooctane in the reference cell.
       The percent transmission of the diene is determined by measuring the diene peak.

CALCULATIONS

       Diene (miles/liter) = (2 - log % T)   (dilution factor)
                             -------------
                                   E1

              % T = the % transmission at analytical wavelength
                1 = path length of cell in cm.
                E = extinction coefficient of the diene.

       The E used in the above expression is that found for 2.4 - hexadiene, which is 8.67 x 103.

       The wavelength maximum absorption (__max.) was found to be 2260A.

MONSANTO COMPANY                                         METHOD 602.467 (UV)
TEXAS CITY, TEXAS                                        October 10, 1970
                                                         Page 2 of 2


PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       Determine the extinction coefficient of known concentrations of dienes in isooctane.

SAFETY PRECAUTIONS

       Follow normal laboratory safety precautions used for the handling of liquid hydrocarbons. Observe all laboratory and plant safety rules.

ANALYTICAL TIME

       Time required for this analysis is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       The precision of this method is not known. Report results to the nearest 0.001 mole/liter.

SCOPE

       This method determines the concentration of conjugated dienes by their ultraviolet absorption. The __ max. for dienes depends on the number of alkyl substituents. 1.3 butadiene has a __ max. at 2170A. Each alkyl substituent will shift the __ max. 50A towards longer wavelengths.

REFERENCES

       Ethyl Corp. Method EAP-254.

                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.469 (WC)
TEXAS CITY, TEXAS                                        October 5, 1970
                                                         Page 1 of 3


MATERIAL

       Alpha Olefins

ANALYSIS REQUIRED

       Peroxides

SAMPLE

       1 pint bottle - brown

APPARATUS

       Reflux unit consisting of a 200 ml round bottomed boiling flash and a short 4-bulb condenser, with 24/40 ground glass joints. Microburet - 1.0 ml Koch type, graduated in 0.01 ml divisions.

REAGENTS

       Isopropanol 99% - 99% isopropanol is recommended, not the constant boiling mixture which is 91% by volume as the reaction of iodine and peroxide is retarded when water is present.
       Saturated Sodium Iodide Solution - prepared by refluxing 25g. of reagent grade sodium iodide with 100 ml of dry isopropanol.
       Glacial Acetic Acid
       Sodium Thiosulfate Solution - 0.005N solution standardized.

PROCEDURE

       Because of instability, the alpha-olefin to be analyzed should not be allowed to be in contact with air or exposed to light more than a few minutes prior to analysis.

       Pipet 10.0 ml of olefin into a 200 ml boiling flask containing 40 ml of dry isopropanol and 2 mls of glacial acetic acid.
       Attach the reflux condenser and heat the solution to reflux.
       Add 10 ml of saturated sodium iodide in isopropanol to the flask through the condenser.
       Reflux for 5-10 minutes.





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MONSANTO COMPANY                                         METHOD 602.469 (WC)
TEXAS CITY, TEXAS                                        October 5, 1970
                                                         Page 2 of 3

PROCEDURES (Cont'd)

       Add 5 ml of distilled water and immediately titrate (without cooling) with standardized sodium thiosulfate solution to the disappearance of the yellow iodine color.
       NOTE: Blank determinations on the reagents will be nil unless oxidizing impurities are present; therefore, a blank determination on each new bottle of alcohol is sufficient.

CALCULATIONS

       The peroxide content is expressed as ppm active oxygen on a weight-volume basis and is calculated as follows:


       ppm Peroxide = ml Na(2)SO(3) x N x 8/1000 x 106
                      ---------------------------------------------
                        vol. sample in ml x olefin specific gravity

                     = ml Na(2)S(2)O(3) x N x 8000
                      -----------------------------
                         ml x specific gravity

PREPARATION OF REAGENT SOLUTIONS

       Saturated Sodium Iodide Solution - See item 2 under reagents.

       Sodium Thiosulfate Solution - See laboratory solutions manual.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory precautions in handling liquid hydrocarbons.

ANALYTICAL TIME

       Time required for this method is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       The precision of this method is + 0.5 ppm at the 5 ppm level. Report results to the nearest 10.1 ppm.





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MONSANTO COMPANY                                         METHOD 602.469 (WC)
TEXAS CITY, TEXAS                                        October 5, 1970
                                                         Page 3 of 3

SCOPE

       This method measures organic peroxides at the ppm level in hydrocarbons. The method is directly applicable to alpha-olefins (containing 5 ppm or less peroxides) used in the oxo process. The method cannot be used for material containing high concentrations of conjugated dienes.

       This is an iodometric method similar to the Kokatnur-Jelling procedure. It is based on the reduction of the peroxide with sodium iodide in isopropanol. The liberated iodine is titrated with standard sodium thiosulfate solution.

REFERENCES

       Organic Research Method 69-2, 3/69.





                                       76
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                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 1 of 8

MATERIAL

       Alpha-Olefins

ANALYSIS REQUIRED

       Sulfur

SAMPLE

       1 pint bottle

APPARATUS

       Reduction, Evolution and Absorption Apparatus (shown schematically in
              Figure 1). Raney nickel is activated and the sample is desulfurized in 100 ml round-bottomed flask, A, containing a delivery tube, B, for purging the system with nitrogen gas. A connection head, C, contains an acid reservoir, D, and a connection tube, E. The absorber, F, is a test tube about 12 inches long and 2 inch O.D. provided with a long delivery tube ending in a spiral with 1 mm openings at G and H. Two small springs hold parts E and C together. A heavy rubber band about the stopcock and gas inlet tube holds parts C and A together. All ground glass joints are lubricated with Cello Grease (Fisher Scientific Catalog No. 14-637).

       Nitrogen cylinder equipped with reduction valves to delivery nitrogen at 5-10 pounds pressure.

       Tygon tubing.

       Buret, micro, 5.0 ml capacity with 50 ml storage bulb and graduated in 0.01-0.02 ml divisions. The delivery tip should be lengthened adequately to reach into the contents of the absorber.

       Heating mantle, hemispherical, fitting flask A (100 ml).

       Variable transformer (Fisher Catalog No. 9-521).

       Alundum thimbles - Norton - Cat. #RA84-8133 30 mm length x 7 mm O.D. - round bottom.





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MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 2 of 8


REAGENTS

       Raney nickel catalyst powder, Raney Catalyst Co., Chattanooga, Tenn.

       Preparation of Catalyst
       Weigh 0.4 g (+ 0.001 g) of Raney Nickel catalyst powder into the reaction flask to be used for the experiment.

       Pipet 10 ml of 2.5 N NaOH solution into the reaction flask and heat the solution on a steam bath.

       Allow the reaction to proceed (hood) for 10 to 15 min.

       Add 10 ml of distilled water, swirl the flask, then allow the catalyst to settle. Decant off the supernatant solution.

       Wash the catalyst with two separate 10 ml portions of distilled water, allowing the catalyst to settle each time and decarting off the water.

       Wash the catalyst with 10 ml of distilled water and 10 ml of isopropanol. Decant off the water-isopropanol solution.

       Add 5 ml of isopropanol to prevent the catalyst from drying out.

       Mercuric Acetate

              Equivalent to 30 micrograms of sulfur per milliliter
              Dissolve 0.4054 gram of oven-dried reagent grade mercuric oxide in 50 ml of water containing 2 ml of glacial acetic acid, and dilute to 2 liters. Heating helps to put the mercuric oxide into solution.

       Sodium Hydroxide

       a.  2.5 Normal

            Dissolve 25.0 g of NaOH AR pellets in distilled water, cool and dilute to 250 ml with distilled water.

       b.  1.0 Normal

            Prepare from the 2.5 N reagent as required by diluting 4.0 ml of
              2.5 N NaOH to 10 ml with distilled water.





                                       78
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MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 3 of 8


       Hydrochloric Acid
              Mix 1.5 volumes of concentrated hydrochloric acid with 1 volume of distilled water.

       Dithizone (diphenylthiocarbazone)
              Dissolve 0.1 gram in 100 ml of AR Grade acetone. Prepare fresh weekly.

       Sulfur, U.S.P. precipitated (Fisher Catalog No. S-593).

       Standard sulfur solution.  Dissolve the required amount of U.S.P.
              precipitated sulfur free isooctane.


PROCEDURE

       Decant isopropanol from the flask containing activated Raney nickel. Introduce 25.0 ml of sample and wash down the side of the flask with 5 ml of isopropanol.
       Set the flask in the heating mantle.
       Lubricate the connecting head with Cello-Grease and place it in the flask.
       Allow nitrogen (or hydrogen) to flow through the sample at a rate of one bubble per 1 or 2 seconds, and turn the heater on.
       Select a temperature which will cause bubbles to emerge from the Raney nickel surface in 10 to 15 minutes (variac setting of about 45). Introduce 10 ml of 1 N sodium hydroxide and 10 ml of acetone into the absorber, F.  Add 2 drops of dithizone solution.
       Purge this solution with nitrogen during the time the sample is being desulfurized.
       Allow desulfurization to proceed for an arbitrarily chosen period of 30 minutes. Start timing when vigorous evolution of bubbles from catalyst is reached.
       Shake flask and its contents occasionally during this period.
       After desulfurization, remove the acid reservoir head and insert the glass apparatus containing an alundum thimble and apply vacuum. Remove the liquid, catching it in a trap, being careful not to ignite the catalyst.
       Add 10 ml of isopropanol to the reaction vessel and mix the catalyst well by swirling. Do not remove the alundum thimble during the washing procedure.
       Remove the liquid by applying vacuum.
       Repeat Steps 5 and 6 (above) two times.
       Add 5 ml isopropanol and remove the glass tubing allowing the alundum thimble to remain in the flask.
       Replace the acid reservoir head and apply the spring clamps and rubber band.
              Place 10 ml of 1.5 to 1 hydrochloric acid solution in the
                     reservoir, D.





                                       79
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MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 4 of 8


PROCEDURE (cont'd)

       Disconnect the nitrogen from absorber F and attach it to the acid reservoir through a glass tube in a neoprene stopper.
       Attach the nitrogen delivery tube, E, to which a short length of Tygon tubing is connected, to the delivery tube of absorber F.
       Blank out the absorber with mercuric acetate titrant using just enough to turn the solution from yellow to pink.
       Slowly add acid dropwise to the contents of flask A while maintaining nitrogen flow at B.
       When all of the acid has entered the flask, close the stopcock and raise the Variac setting to the minimum which will bring the contents of the flask to reflux.
              NOTE: The first few micrograms of hydrogen sulfide with the standard mercuric acetate until the color of the absorber remains pink for a period of 5 minutes.
       Discontinue the nitrogen flow momentarily and cool the flask by dropping the heating mantle. This cooling allows absorbent to travel up the delivery tube in the absorber and recovers any hydrogen sulfide which may be absorbed on its surface.
       Repeat this process several times if necessary, taking caution to prevent absorbent from wetting the horizontal portion of the delivery table.
       Repeat procedure, omitting sample, to obtain a reagent blank.
       1. Repeat procedure using sample and adding a known amount of sulfur of similar concentration found in sample analysis to establish the recovery factor for this application. The recovery factor is the fraction recovered of sulfur introduced into the sample. If the chemical form of sulfur in the sample is known, use this form for standard addition. In other cases use USP precipitated elemental sulfur or thiopoene.

CALCULATIONS

       ___ ml mercuric acetate - ml reagent used for sample - ml reagent used for blank

       Sample weight = ml of sample x Specific Gravity of the sample (~0.71).

                     Net ml mercuric        sulfur equivalent (in micrograms)
       ppm Sulfur =         acetate          x   - per ml of mercuric acetate
                     --------------------------------------------------------
                     Sample wt (grams) x          Recovery Factor*

       *The recovery factor is the average fraction of sulfur recovered when an isopropanol solution of "U.S.P. Precipitated" sulfur is desulfurized in the presence of the given olefin under the conditions specified.





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MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 5 of 8


PREPARATION OF REAGENT SOLUTIONS

       Preparation of solution is listed under the Reagent section of this method.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       The activation of Raney nickel catalyst evolves hydrogen gas and must be carried out in a well ventilated hood in the absence of open flames.
       The decomposition of the active nickel with hydrochloric acid following desulfurization also evolves hydrogen. The activated nickel will ignite spontaneously if allowed to become dry.

ANALYTICAL TIME

       Time required for this procedure is 3 hours.


PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       The method accuracy is dependent upon the recovery obtained using different types of sulfur compounds and different types of olefins.
       This figure must be determined by each laboratory. The recovery of sym. trithiane from alpha-olefin was 88%.

       Report results to the nearest 1.0 ppm.

SCOPE

       This method is intended for the determination of ppm sulfur in alpha-olefins.

PRINCIPLE

       The sample is heated in the presence of active Raney nickel catalyst, converting organically bound sulfur to nickel sulfide. The sample is removed with a filter stick and the catalyst washed to remove residual olefin. The catalyst is then dissolved in acid, releasing hydrogen sulfide which is collected in a caustic acetone scrubber and titrated with standard mercuric acetate solution to a dithizone end point.





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MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 6 of 8


DISCUSSION

       Volatile samples such as benzene may distill over the absorber and form a separate phase which extracts the indicator. Increasing ratio of acetone to caustic will hold in solution moderate amounts of such samples.

       When the sulfur content requires large titrations, the solution becomes too dark to see the endpoint color change, due presumably to precipitation of mercuric sulfide. The scrubber can be diluted two-or three-fold with acetone-caustic solution to overcome this problem within limits.

       Reagent blanks due primarily to trace sulfur in the activated catalyst are usually of the order of 0.2-0.3 ml of the 30 microgram equivalent sulfur titrant.

       U.S.P. precipitated sulfur is more soluble in hydrocarbon solvents such as isooctane than is flower of sulfur.

       If olefins are not removed prior to the release of hydrogen sulfide, low results will be obtained because the hydrogen sulfide adds to the olefin double bond.





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MONSANTO COMPANY                                         METHOD 602.470 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 7 of 8


REFERENCES

       Monsanto Company
       Organic Chemicals Division, Method 69-5-A, 7/70





                                       83
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                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.471 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 1 of 7


MATERIALS

       Alpha-Olefins

ANALYSIS REQUIRED

       Chlorine

SAMPLE

       Pint bottle

APPARATUS

       Beaker, 200 ml Berzeluis, without spout (Fisher Cat. No. 2-545). "Pro-pipetter" (Fisher Cat. No. 13-681-50).
       Stirring bar, magnetic, teflon covered, 1 inch.
       Glass/Silver wire electrode pair.
       pH Meter, L&N, Cat. No. 7664
       Buret, micro, Koch, 5 ml capacity, 0.01 ml subdivisions (Fisher Cat.
              No.20-110).
       Usual laboratory glassware.

REAGENTS

       Methyl Alcohol, distilled from sodium hydroxide.
       Sulfuric Acid Solution, 1:1 dilution of A.R. grade sulfuric acid with distilled water.
       Silver Nitrate Solution, 0.0025 N. Prepare by diluting 2.5 ml of 0.1 N silver nitrate and 0.3 ml of concentrated nitric acid to 100 ml with distilled water.
       Sodium Biphenyl Reagent; prepare according to appended procedure or Organic Halogen Reagent from Southwestern Anal. Chemicals, P.O. Box 485, Austin, Texas.
       Acetone, Certified A.C.A., chloride free.





                                       84
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MONSANTO COMPANY                                         METHOD 602.471 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 2 of 7


PROCEDURE

       Pipet 25.0 ml of alpha-olefin into a 200 ml Berzeluis beaker.
       Pipet 5.0 ml of sodium biphenyl reagent into the beaker and place on a hot plate. Heat gently, while swirling, almost to boiling. (A
              5.0 ml pipet with the tip cut off works well for dispensing the viscous biphenyl reagent.)
       Cool the mixture and pipet in 1.0 ml of methyl alcohol to quench the excess sodium biphenyl reagent.
       Warm again while swirling until the sodium biphenyl reagent has been consumed as evidenced by cessation of bubbling of the hydrogen gas.
       Add a magnetic stirring bar, pipet 1.0 ml of 1:1 sulfuric acid into the beaker and dilute with chloride free acetone.
       Place the beaker under the electrodes and titrate in 0.05 ml increments to the largest potential change. Continue the titration about
              0.10 ml beyond the end point.
              NOTE: Electrode response may be slow near the equivalence point and it is not unusual for 5-10 minutes to elapse before equilibrium is established after each addition.
       Compute the end point titrant volume using the second derivative method. Carry a reagent blank through the procedure by omitting the sample. Subtract the blank volume from the sample volume and calculate ppm total chlorine. This blank volume should be equivalent to no more than 3 ppm when measuring less than 10 ppm total chlorine.

CALCULATIONS

ppm           ml titrant x normality x milliequivalent weight of
Total  =                         chlorine x ppm factor           .
Chlorine      ---------------------------------------------------
                               sample weight, in g

              ml titrant x 0.0025 x 0.035457 x 106         .
              ---------------------------------------------
       =      sample weight, in g (vol. x density of 0.71)





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MONSANTO COMPANY                                         METHOD 602.471 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 3 of 7

CALCULATIONS (cont'd)

       Notes
       The second derivative method for estimating the titrant volume corresponding to the equivalence point is illustrated by the example below:

    ml 0.0025
    N AgNO(3)   Mv        I Mv        I2 Mv
    ---------   ----      ----        ------
      0.70      140
      0.75      123        17           +2
      0.80      104        19           -5
      0.85       90        14

       Equivalence - Point Volume = 0.75 +  2    (0.05) = 0.76 ml
                                           ---
                                           2+5

PREPARATION OF REAGENT SOLUTIONS

       Silver Nitrate Solution - See Laboratory solutions manual
       Sodium Biphenyl Reagent - See procedure attached to method.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory safety procedures for handling liquid hydrocarbons.

ANALYTICALTIME

       Time required is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of method is unknown.  Report results to the nearest 0.5 ppm.

SCOPE

       This method is intended for the determination of ppm total chlorine in alpha-olefins for product specification purposes.





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MONSANTO COMPANY                                         METHOD 602.471 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 4 of 7


PRINCIPLE

       Organically bound chlorine in the sample is reacted with sodium biphenyl to form sodium chloride which is acidified and titrated with standard silver nitrate solution to a potentiometric end point. The analysis figure represents the total for residual chlorides and chlorides from the sodium biphenyl reduction.

REFERENCES

       Monsanto Company
       Organic Chemicals Division, Method  69-8, 10/69.





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MONSANTO COMPANY                                         METHOD 602.471 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 5 of 7

                     PREPARATION OF SODIUM BIPHENYL REAGENT

REAGENTS

       Sodium metal, Mallinckrodt Catalog No. 7348.
       Biphenyl, Matheson, Coleman and Bell, Catalog No. 2846.
       Tetralin (1, 2, 3, 4-tetrahydronaphthalene), Matheson, Coleman and Bell,
              Catalog No. P-5511.
       Ethylene glycol dimethyl ether (dimethoxyethane), Ansul Chemical
              Company, "Ansul ether 121."

EQUIPMENT

       Waring blendor stirring apparatus, Fisher Catalog No. 14-509-10. Blendor jar and lid, stainless steel, Eberbach Corporation, Catalog No. 77-849-02.

              The jar is wrapped with 16 feet of 1/16 inch x 0.005" nichrome resistance wire (Driver and Harris Company, Harrison, N.J.) enclosed in 3/16 inch glass sleeving (White Supply Company, 4849 Duncan Avenue, St. Louis, Missouri 63110) and the entire jar is wrapped with 1 inch asbestos tape (Fisher Catalog No. 1-473).

              The lid is vented by use of an 8 inch bent section of copper tubing connected to the lid with brass pipe fittings. The lid is fitted with a specially made 7021 Garlock gasket 1/8" thick and 4-3/16 inch O.D.

       Dressing jar and lid, stainless steel, Aloe Scientific.
       Extension cord, 3 feet long fitted with plug on one end and two alligator clips for making connection to resistance wiring on blendor jar at opposite end.
       Bottle, polyethylene, 1 gallon capacity, Fisher Catalog No. 2-923. Variable transformer, Powerstat type 116, Fisher Catalog No. 9-521. Forceps, stainless steel, 250 mm, Fisher Catalog No.10-316. Thermometer, metal dial, 0-150 degrees , Fisher Catalog No. 15-077. Power stirrer consisting of an explosion proof electric motor (Fisher
              Catalog No.14-502 or 14-509-7) and a pyrex glass propeller. Powder funnel, pryex glass, 100 mm, Fisher Catalog No. 10-345.





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MONSANTO COMPANY                                         METHOD 602.471 (WC)
TEXAS CITY, TEXAS                                        October 6, 1970
                                                         Page 6 of 7


PROCEDURE

       Weigh 540g of biphenyl into the special blendor jar.

       Add 120 ml of tetralin.

       Mount the blendor jar on its stirring base and connect to the variac using the short extension cord.

       Heat the biphenyl-tetralin mixture to 100-120 degrees measured on the metal dial thermometer.

       Weigh 85 grams of sodium metal into a 600 ml beaker containing about 150 ml of kerosene. Use forceps to handle the sodium.

       Add the sodium to the molten mixture in the blendor. When the sodium is molten, cover the blendor jar with the special vented lid and blend for 1 minute.

       Immediately transfer the blended mixture to a 2-liter stainless steel dressing jar. Cover and cool the mixture for 1-1/2 hours.

       Transfer the cooled mixture to a dry polyethylene 1-gallon bottle marked at the 3,500 ml level. Use the 100 mm powder funnel for the transfer.

       Cool the mixture in an ice bath and dilute to 3,500 ml with ethylene glycol dimethyl ether (dimethoxy ethane).
              CAUTION:  Heat is evolved upon mixing.  Keep the mixture cold.

       Stir the dilution for 25 minutes with the explosion proof stirrer. The stirrer should extend to within 1 inch of the bottom of the container to assure thorough mixing.

       Store the prepared reagent in a refrigerator.


SAFETY

       Sodium reacts violently with water giving off hydrogen. An explosion may occur if the sodium ignites. A power or compressed carbon dioxide fire extinguisher should be conveniently located. Metallic sodium should be stored under





                                       89
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MONSANTO COMPANY                                         METHOD 602.483 (WC)
TEXAS CITY, TEXAS                                        October 30, 1970
                                                         Page 2 of 10

PROCEDURE  (CONT'D)

       - H(2)SO(4) (2) : 0.5% by weight of mixture: 0.50 mole of phthalic anhydride + 1.00 mole of alcohol.
       -      About 50 g. of water carrier (3).

              Shake the flask well to homogenize liquids, fix in distillation apparatus and heat slowly. Stir from time to time to equalize heating throughout the mass. Around 90-105 degrees , monophthalate is formed and extra care is required; flooding may occur. Afterwards the reaction becomes less violent, and phthalic anhydride is entirely dissolved. Heating is continued to *120o + 2 degrees or to *135o + 2 degrees for 3 hours. The temperature rise from 105 to 120 degrees or from 105 to 135 degrees takes about 5 minutes.

              The water-hexane heteroazeotrope decants at the top of column and hexane flows back. About 9 ml of water must be collected in the decanter.

              The temperature can be adjusted:

       -      by adding hexane at top of cooler to reduce temperature.
       - by withdrawing hexane via column head stopcock to increase temperature.

              After esterification, heating is stopped and a large part of solvent is eliminated by shaking the hot flask, collecting hexane at top of column and cooling in a water bath.

       The HAZEN coloration of the mixture thus obtained is found using a lovibond comparator (the determination can also be made by the ASTM-D.1209-54 method).

       *Use 120 degrees for distilled alcohols and 135 degrees for finished alcohols after final hydrogenation.

REMARKS

       The degree of esterification can be measured by an acidity test.

       The phthalate can be purified by elimination of residual acidity, excess alcohol and the solvent. Generally, the coloration of crude product and purified phthalate are identical to + 10 HAZEN units.





                                       90
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MONSANTO COMPANY                                         METHOD 602.483 (WC)
TEXAS CITY, TEXAS                                        October 30, 1970
                                                         Page 3 of 10

REMARKS

              The purification includes two steps:

       - NEUTRALIZATION - by a 2% Na(2)CO(3) solution. After neutralization, wash 3 or 4 times with water.

       - DESORPTION - the solvent, excess alcohol and water in emulsion are eliminated by passing nitrogen through crude phthalate. This operation takes place in a long neck flask heated to 120 degrees through which is passed a strong flow of nitorgen. The operation lasts about 2 hours.

RESULTS

       The number road on the disk when both colorations are identical corresponds to HAZEN coloration of phthalate.

       Abnormal colorations with regard to shade should also be noted.

CALCULATIONS

       None required.

PREPARATION OF REAGENT SOLUTIONS

       See section under Reagents.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory safety precautions.

ANALYTICAL TIME

       Time required for this procedure is 7.0 hours.

       PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of this method has not been determined.
       Report results to nearest 1.0 color.





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MONSANTO COMPANY                                         METHOD 602.483 (WC)
TEXAS CITY, TEXAS                                        October 30, 1970
                                                         Page 4 of 10


SCOPE

       This method is to determine the color of the phthalate ester made from product alcohol. The alcohol is esterified by phthalic anhydride in the presence of sulfuric acid and the color of the crude ester is determined by a color comparator using the HAZEN scale.

REFERENCES

       UK Method 37-69.





                                       92
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                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.484 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 1 of 2

MATERIAL

       Alpha-Olefins

ANALYSIS REQUIRED

       Isomer distribution

SAMPLE

       1 Pint Bottle

APPARATUS

       Gas chromatograph - Varian 1200 or equivalent
       Recorder and/or electronic integrator or computer temperature program Flame detector
       200' x 0.02" support coated open tubular (SCOT) column coated with Carbowax 1540 (available in 50-100' sections from Perkin-Elmer Corp).

CHROMATOGRAPHIC CONDITIONS

       Column Temp: 2 minutes at 40 degrees followed by 5o/min. to 130 degrees
       Detector Block Temperature:         300 degrees
       Injection Port Temperature:         2500 degrees
       Sample Volume Injected:             1 ul - split approx. 100/1
       Helium Flow:                        4-5 ml/min.
       Air & Hydrogen flows:               Set to optimum conditions for
                                           instrument to be used.
REAGENTS

       Research Grade C(6), C(8) and C(10) alpha-olefins.

PROCEDURE

       Cool oven to 40 degrees , place temperature programmer function switch to HOLD.
       Turn on recorder and allow base line to line out.
       Inject a 1 ul sample into inlet system and after two minutes push temperature programmer switch.
       Record peaks of interest.





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MONSANTO COMPANY                                         METHOD 602.484 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 2 of 2

CALCULATIONS

       % C(6) alpha-olefin = Area of C(6) Alpha-Olefins x 100
                             --------------------------
                                Total Area of Olefins

       Determine areas for C(6), C(8) and C(10) alpha-olefins and internal olefins.

       Correction factors are not used in these calculations.

PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory precautions for the handling of flammable organic solvents.

ANALYTICAL TIME

       Time required for this analysis is 0.5 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Report to nearest 0.01%. Precision of this method has not been determined.

SCOPE

       This method is to be used to determine the isomer distribution (alpha and internal olefins) in C(6)-C(10) alpha-olefins.

REFERENCES

       Monsanto Company ORGANIC Chemicals Methods 70-19, 10/7/70

                                                         DEPT. 48
MONSANTO COMPANY                                         METHOD 602.485 (GC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 1 of 2


MATERIAL

       Alpha-Olefins

ANALYSIS REQUIRED

       Carbon number distribution and amount of branched chain olefins in alpha-olefins.

SAMPLE

       1 Pint Bottle

APPARATUS

       A catalytic hydrogenator containing palladium chloride on fire brick. Operating temperature - 280 degrees . Gas chromatograph, thermal detector, dual column with a programmed temperature oven.

       Column: 1/8" x 4 meter, 20% SE-52 on 60/80 mesh chromosorb W (high performance)
       Column Temperature:      70 degrees to 190 degrees at 8o/min.
       Detector Block Temp:     250 degrees
       Injection Port Temp:     250 degrees
       Carrier Gas and Flow:    Hydrogen  at 35 ml/min.
       Sample Size:             1 u liter

REAGENTS

       Research grade C(6), C(10), and C(8) alpha-olefins. SE-52 and Chromosorb W (high performance).

PROCEDURE

With oven at 70 degrees  and temperature programmer on hold line out recorder and/or integrator.
Inject a 1 ul sample into the hydrogenator (inlet) and start temperature programmer and integrator.
Record peaks of interest.

MONSANTO COMPANY                                         METHOD 602.485 (WC)
TEXAS CITY, TEXAS                                        4/3/73
                                                         Page 2 of 2

CALCULATIONS

Determine areas and normalize to 100%.  Correction factors are not used.

       % Component of Interest = Area of Component x 100
                                 -----------------
                                     Total Area

PREPARATION OF REAGENT SOLUTIONS

       None required.

STANDARDIZATION AND/OR CALIBRATION

       None required.

SAFETY PRECAUTIONS

       Use normal laboratory safety procedures when handling flammable hydrocarbons.

ANALYTICAL TIME

       Time required for this analysis is 0.3 hours.

PRECISION OF ANALYSIS AND SIGNIFICANT FIGURES FOR REPORTING RESULTS

       Precision of this method is unknown.  Report results to nearest 0.01%.

SCOPE

       The olefins are hydrogenated then separated by gas chromatography. This then determines the carbon number distribution and amount of branching in the C(6)-C(10) alpha-feed to the oxo-alcohol unit.

REFERENCES

       Monsanto Company Organic Division Method 69-3, Revision 1, 2/20/69

                                    EXHIBIT H


               Specifications for Agreement Product, Raw Material
                           and Ancillary Raw Materials



                                  See Attached

Any missing test procedures for Agreement Products, Raw Material or Ancillary Raw Material shall be adopted per the mutual agreement of the parties and incorporated herein by reference as if included herewith.

                         O-XYLENE SPECIFICATIONS - BASF


ISSUED BY CIH/WL 4/11/84

PROPERTY:                                LIMITS:              METHOD:
--------                                 --------             --------
1. APPEARANCE                            CLEAR, COLORLESS     VISUAL
                                         LIQUID

2. O-XYLENE, wt. %                       95 min.              ASTM D-2306

3. o-, m-, p-XYLENE, wt. %               99 min.              ASTM D-2306

4. NONAROMATICS AND                      1 max.               ASTM D-2306
   AROMATICS, EXCEPT
   XYLENES, wt. %

5. TOTAL ACIDITY                         0.4 max.             ASTM D-847-79
   mg NaOH/100 ml

6. COLOR, APHA                           10 max.              ASTM D-1209-79

7. RESIDUE AFTER                         20 max.              ASTM D-1353-78
   EVAPORATION, ppm

8. TOTAL SULFUR, ppm                     5 max.               ASTM D-1266-70

9. TOTAL CHLORINE, ppm                   1 max.

10.BROMINE INDEX                         76.8 max.*           ASTM D-1491-60

 * equals 500 ppm STYRENE

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                      SALES

                                  SPECIFICATION

================================================================================
  MATERIAL                   SALES CODE                    PROJECT CODE

  C(79) ALCOHOL
--------------------------------------------------------------------------------

  CHEMICAL NAME          ISSUE DATE          REVIEW DATE         SUPERSEDE

  HEPTANOL
  NONANOL
--------------------------------------------------------------------------------
  CHEMICAL FORMULA           Mixture of: C(7)H(15)OH and C(9)H(19)OH

  MOL WT.                                      SPEC NO.
================================================================================


  PROPERTY             SPECIFICATION             ASTM               TEXAS CITY
                                               METHOD NO.           METHOD NO.
                        MIN        MAX

  Appearance        clear and colorless                             602.282

  Color, APHA                       10       ASTM D-1045            602.009

  Specific Gravity,    0.825     0.831                              602.281
  20/20 degrees C

  Alcohol Content, %
     C(7)                 41        49                              602.278
     C(9)                 51        59
     C(11)                         1.0%

  Total Alcohol Content  99.0%                                      602.276

  Acidity (as acetic)             0.03%                             602.280

  Water                           0.10%                             602.204

  {Sulfuric Acid}                   50                              602.297
  {Color, APHA}

NOTE:     This Specification is the property of STERLING CHEMICALS, INC. and is for internal use only. It may not be released without written approval.

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                      SALES

                                  SPECIFICATION

================================================================================
      MATERIAL                SALES CODE               PROJECT CODE

 C(7)C(9)C(11) ALCOHOL
--------------------------------------------------------------------------------
   CHEMICAL NAME           ISSUE DATE        REVIEW DATE           SUPERSEDE

--------------------------------------------------------------------------------

  CHEMICAL FORMULA       Approx. equal mixture of: C(7)H(15)OH, C(9)H(19)OH
                         and C(11)H(23)OH

  MOL WT.  ~ 144                                                     SPEC NO.
================================================================================

                 PROPERTY SPECIFICATION       ASTM            TEXAS CITY
                            METHOD NO.       METHOD NO.

                                  MIN        MAX

                     Appearance clear and colorless 602.282

                        Color, APHA 8 ASTM D-1045 602.009

                      Specific Gravity, 0.826 0.832 602.281
                                20/20 degrees C

                               Alcohol Content, %
                           C(7)alcohol 30* 34602.276
                               C(9)alcohol 35*43
                              C(11) alcohol 27*31

                                  Total Alcohol
                                Content, % 99.0%

                        Acidity (as acetic) 0.03% 602.280

                               Water 0.10% 602.204

                         Sulfuric Acid Color 50 602.297

  *TYPICAL ___ OLEFIN CONCENTRATION BASED ON SUPPLIERS ANALYSIS (C(6_) = 30 wt
                      %, C(8) = 36 wt %, C(10) = 33 wt %)

              "ALCOHOL CONTENT" DEPENDS ON ___-OLEFIN DISTRIBUTION


  NOTE: This Specification is the property of STERLING CHEMICALS, INC. and is for internal use only. It may not be released without written approval.

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                      SALES

                                  SPECIFICATION

================================================================================
 MATERIAL                     SALES CODE                   PROJECT CODE

 C(11) ALCOHOL
--------------------------------------------------------------------------------
 CHEMICAL NAME           ISSUE DATE          REVIEW DATE         SUPERSEDE

--------------------------------------------------------------------------------
 CHEMICAL FORMULA           C(11)H(23)OH

 MOL WT.  ~ 172                                  SPEC NO.
================================================================================

                     PROPERTY SPECIFICATION     ASTM          TEXAS CITY
                                  METHOD NO.     METHOD NO.

                                        MIN      MAX

                     Appearance clear and colorless 602.282

                              Color, APHA 8 602.009

                       Specific Gravity, .831 .837 602.281
                                     20/20 degreesC

                               Alcohol Content, %
                            C(9)alcohol 1.0 602.278
                               C(11) alcohol 99.0
                                  Total Alcohol
                            Content, % 99.0% 602.278

                        Acidity (as acetic) 0.03% 602.280

                               Water 0.10% 602.204

                           {Sulfuric Acid} 50 602.297
                                  {Color, APHA}


 NOTE:   This Specification is the property of STERLING CHEMICALS, INC. and is f or internal use only.  It may not be released without written approval.

                       PHTHALIC ANHYDRIDGE SPECIFICATIONS

                              BASF                    MONSANTO
 PROPERTY          SPEC.               METHOD    SPEC.          METHOD
    ============================================================================
 I.  SALES SPECIFICATIONS
    ============================================================================

 APPEARANCE        Colorless, Clear    Visual         White Solid,      602.302
                   Liquid, Free of                        Colorless
                   Susp. Matter                       Liquid

 MELT COLOR        20 max.             ASTM                 20 max.     602.305
 Pt. Co. (APHA)                        D-3366                        (ASTM 3366)

 HEAT STABILITY    50 max.             ASTM                 50 max.     602.305
 (120 Min. at 250oC)                   D-3366                        (ASTM 3366)
 Pt. Co. (APHA)

 SOLIDIFICATION    130.8 min.          ASTM              130.8 min.     602.307
 POINT, degrees C                      D-1493                      (ASTM D-1493)

 PURITY, wt. %     99.8 min.           BC-PA-100          99.8 min.     602.310
 AS PHTHALIC
 ANDYDRIDE

 II.  PROCESS SPECIFICATIONS NOT SHOWN ON SALES SPECIFICATIONS
    ============================================================================
                                                                         METHODS

 PHTHALIC ACID, wt. %             0.1 max *1     0.1 max
 BENZOIC ACID, wt. %              0.1 max *2     0.1 max        TCQA 202
 MALEIC ANHYDRIDE, wt. %          0.1 max *3     0.05 max       TCQA 202
 PHTHALIC ANHYDRIDE, wt. %        ________       99.8 min.      Proposed

 *1 SK-PA-105
 *2 SK-PA-100
 *3 SK-PA-104

                                MONSANTO COMPANY
                                  DEPARTMENT 53
                                TEXAS CITY, TEXAS
                         FINISHED PRODUCT SPECIFICATION


 PRODUCT CODE                    DEPT. NO.#              PAGE 1 OF 1
 7260                             840.53                 APPROVED - DATE
--------------------------------------------------------------------------------
 SALES CODE                                              CHIEF CHEMIST
 7260-050-08-019
--------------------------------------------------------------------------------
 ISSUE DATE              SUPERSEDES SPECS DATED          MANUFACTURING SUPT.
 9/84                    8/81
--------------------------------------------------------------------------------
 PRODUCT (Trade Name)                                    MGR. MANUFACTURING
  Phthalic Anhydride
-------------------------------------------------------------------------------
 PRODUCT (Chemical Name)                                 R&D & Q.C. GROUP LEADER
  Phthalic Anhydride
--------------------------------------------------------------------------------
 CHEMICAL FORMULA                                        MARKETING & DEVELOPMENT
 [Contains a drawing which cannot be reproduced]         PRODUCT MANAGER
                  C(8)H(4)O(3)
--------------------------------------------------------------------------------
 SAMPLE FOR ANALYSIS                                     MANAGER PRODUCT
       4 x test tubes (25 x 200)                         ACCEPTABILITY


                                     LIMITS
                                     ------

                                                              Unrestricted
               Method

Characteristics             Reject          Manufacturing        Sales               Number
---------------             ------          -------------        -----               -------
Appearance                                  white solid or       white solid        602.302
                                            colorless liquid     colorless liquid

1.  Melt Color, Pt Co                       15 max.              20 max.            602.305

2.  Heat Stability, 120                     30 max.              50 max.            602.305
    minutes @ 250degrees C, Pt Co

Crystallization                             130.8 min.           130.8 min.         602.307
point, degrees C

*Phthalic Acid, wt.%                        0.10 max.            ----               602.144

*Benzoic Acid, wt. %                        0.10 max.            ----               602.152

*Maleic Anhydride, wt. %                    0.05 max.            ----               602.140

*Phthalic Anhydride, wt. %                  99.80 min.           ----               602.310

*Not reported on Certificate of Quality
#CP for Koppers - 130.9degrees C
1.  ASTM D-3360
2.  ASTM D-3360
3.  ASTM D-1433

NOTE: This Specification is the property of Monsanto Company and is for internal use only. It may not be released without written approval by Division Product Acceptability.

                             CERTIFICATE OF ANALYSIS


CUSTOMER:_____________________     PRODUCT: PHTHALIC ANHYDRIDE
                                            MOLTEN

         _____________________     LOT NO.:____________________________
         _____________________     ORDER NO.:__________________________
         _____________________     CARRIER:____________________________
         _____________________     T/T OR R/C NO.:_____________________
ATTN: ________________________     SHIP DATE:__________________________
                                   DESTINATION:________________________

                             SPECIFICATION             SHIPMENT             TEST
PROPERTY                         VALUE                  VALUE              METHOD
--------                         -----                  -----              ------
Appearance, Molten          Colorless, Clear          _________            VISUAL
                            Liq. Free of Susp. Mtr.

Solidification Point,
 degree C                   130.8degrees C            _________          ASTM D-1493

Molten Color, APHA          20 APHA Max.              _________          ASTM D-3366

Heat Stability Color, APHA  50 APHA Max.              _________          ASTM D-3366

Purity, wt. % as Phthalic   99.8% Min.                _________          BC-PA-100
Anhydride
                                                      _________

                                                      _________

                                                      _________

APPROVED BY:_____________________

TITLE: _____________________________

This report certifies that the analytical values reflect direct analysis of a sample of the shipment. Lot analysis is conducted on a sample taken from an isolated lot storage tank.

                           PLASTICIZER SPECIFICATIONS

PALATINOL 11P(E)/

              MANUFACTURING              SALES                 METHOD
              -------------              -----                 ------
PROPERTY          SPEC.             SPEC.                  STERLING
--------------------------------------------------------------------------------
ASTM

APPEARANCE                       Clear, Oily    602.282   ----
                                 Liquid

ACIDITY                          0.1 max        602.280          D-1045
mgkoh/g

WATER, wt. %                     0.1 max        602.204          E-203

COLOR, APHA                      100 max.       602.009          D-1045

Refr. Index                      1.479-1.483    602.105          D-1045
at 25o C

SPEC. GRAVITY                    0.948-0.953    602.284          D-1045
25o/25o C

TOPANOL CA, wt. %                0.09-0.11      602.273          ----

ODOR                             Slight                          602.283
               -------
                                 Characteristic

ESTER CONTENT, wt. %             99.5 min.      TCQA199            *


   * GASCHROMATOGRAPHIC
     ANALYSIS
     FID DETECTOR
     PACKED OR CAPILLARY COLUMN
     SILICONE LIQUID PHASE

                                MONSANTO COMPANY
                                  DEPARTMENT 56
                                TEXAS CITY, TEXAS
                         FINISHED PRODUCT SPECIFICATION


   PRODUCT CODE             DEPT. NO.#                PAGE 1 OF 1

                                                      APPROVED - DATE

--------------------------------------------------------------------------------
SALES CODE                                            CHIEF CHEMIST
4059-111-04-019
--------------------------------------------------------------------------------
ISSUE DATE                 SUPERSEDES SPECS DATED     MANUFACTURING SUPT.
10/82                      3/16/77
--------------------------------------------------------------------------------
PRODUCT (Trade Name)                                  MGR. MANUFACTURING
DUP

--------------------------------------------------------------------------------
PRODUCT (Chemical Name)                               R&D & Q.C. GROUP LEADER
Di Undecyl Phthalate
--------------------------------------------------------------------------------
CHEMICAL FORMULA
[Contains a drawing which cannot be reproduced]       MARKETING &
                           C((11)H((23)               DEVELOPMENT
                           C((11)H((23)               PRODUCT MANAGER
--------------------------------------------------------------------------------
SAMPLE FOR ANALYSIS                                   MANAGER PRODUCT
                                                      ACCEPTABILITY




                                     LIMITS
                                                                                   TC
                                                          Unrestricted                          Method
       Plasticizer
Characteristics         Reject            Manufacturing       Sales               Number        Method

Appearance             --------             --------     Clear, Oily Liquid       602.282        PM-1

Acidity, Meg/100 gms   --------             --------     al mg KOH/g              602.280        PM-2
                                                         0.18, Max

Water, wt. %           --------             --------     0.10, Max                602.204        PM-4

Color, PtCo            --------             --------     100, Max                 602.009        PM-3

Refractive Index       --------             --------     1.479-1.483              602.105        PM-5
@ 25degrees C

Specific Gravity       --------             --------     0.948-0.955              602.284        PM-6
@ 25degrees C/
25degrees C

Topanol CA, wt. %      --------             --------     0.09-0.11                602.273

Cg Ester wt. %         --------             <0.3



Esther Assay, wt. %    --------             99.5 Min.-   99.5, Min                602.278

Odor                   --------             --------     Slight                                 602.283
         PM-7
                                                         Characteristic

DUP wt. %              --------             99.2 Min


NOTE: This Specification is the property of Monsanto Company and is for internal use only. It may not be released without written approval by Division Product Acceptability.

Spec. No. 113

                           PLASTICIZER SPECIFICATIONS

                          PALATINOL 711P/SANTICIZER 711
                           STABILIZER AND UNSTABILIZED

                       MANUFACTURING         SALES             METHOD
PROPERTY                   SPEC.              SPEC.           STERLING          ASTM
--------                   -----              -----           --------          ----

ACIDITY                    0.05 max         0.07 max          602.280          D-1045
mgkoh/g

APPEARANCE                 Clear, Oil       Clear, Oily       602.282           ---
                           Liquid           Liquid

COLOR, APHA                10-20            25 max.           602.009          D-1045

WATER, wt. %               0.05 max         0.1 max           602.204          E-203

REFRACTIVE INDEX,          1.480-1.483      1.480-1.483       602.105          D-1045
at 25degrees C

SPEC. GRAVITY              0.965-0.973      0.965-0.973       602.284          D-1045
25degrees/25degrees C

ODOR                       -----            -----             Slight           602.283
                                                              Characteristic

ESTER CONTENT*             98.5 min.                                   TCQA160
wt. %


         * GASCHROMATOGRAPHIC
            ANALYSIS:
            FID DETECTOR
            PACKED OR CAPILLARY COLUMN
            SILICONE LIQUID PHASE

                                MONSANTO COMPANY
                                  DEPARTMENT 56
                                TEXAS CITY, TEXAS
                         FINISHED PRODUCT SPECIFICATION

PRODUCT CODE                   DEPT. NO.#                         PAGE 1 OF 1
84157                          56
                                                                  APPROVED - DATE
-------------------------------------------------------------------------------------------------
SALES CODE                                                        CHIEF CHEMIST
3960-300-04-019

-------------------------------------------------------------------------------------------------
ISSUE DATE                     SUPERSEDES SPECS DATED             MANUFACTURING SUPT.
10/82                          3/1/72

-------------------------------------------------------------------------------------------------
PRODUCT (Trade Name)                                              MGR. MANUFACTURING
    Santicizer 711 (S-711) & S-711E

-------------------------------------------------------------------------------------------------
PRODUCT (Chemical Name)                                           R&D & Q.C. GROUP LEADER
    Phthalate Esters of C((7), C((9), C((11)

-------------------------------------------------------------------------------------------------
CHEMICAL FORMULA                                                  MARKETING & DEVELOPMENT
         [CONTAINS A DRAWING WHICH CANNOT BE REPRODUCED]          PRODUCT MANAGER
                x, y or z                  x = C((7)
                x, y or z                  y = C((9)
                                           z = C((11)
--------------------------------------------------------------------------------------------------
SAMPLE FOR ANALYSIS                                               MANAGER PRODUCT ACCEPTABILITY
                1 x 8 oz. Glass Bottle


                                     LIMITS

                                                                   Unrestricted           Method   Plasticizer
Characteristics            Reject           Manufacturing              Sales              Number      Method
---------------            ------           -------------              -----              ------      ------

Acidity, Meg/100 gms       --------          0.05 mg KOH/g           0.067 mg KOH/g       602.280        PM-2
                                             0.09, Max               0.12, Max

Appearance                 --------          Clear, oily             Clear, oily liquid   602.282        PM-1
                                             liquid

Color, PtCo                --------          10-20                   25, Max              602.009        PM-3

Wt. %                      --------          0.05, Max               0.10 Max             602.204        PM-4

Refractive Index           --------          1.480-1.483             1.480-1.483          602.105        PM-5
@ 25oC

Specific Gravity           --------          0.965-0.973             0.965-0.973          602.284        PM-6
@ 25oC/25oC

Odor                       --------             --------             Slight               602.283        PM-7
                                                                     Characteristic

Ester Content?

Spec. No. 110

S711-E
BisPhenol Amine - 0.10 wt % Min                      2 vs 3 significant
                  0.100?                             decimal places?

NOTE: THIS SPECIFICATION IS THE PROPERTY OF MONSANTO COMPANY AND IS FOR INTERNAL
      USE ONLY. IT MAY NOT BE RELEASED WITHOUT WRITTEN APPROVAL BY DIVISION PRODUCT ACCEPTABILITY.

                           PLASTICIZER SPECIFICATIONS

                          PALATINOL 79P/SANTICIZER 790


                        MANUFACTURING          SALES          METHOD
PROPERTY                   SPEC.               SPEC.         STERLING         ASTM
--------                   -----               -----         --------         ----

APPEARANCE               Clear, Oily          602.282         --             --
                         Liquid

ACIDITY                  0.07 max             602.280         D-1045
(mgkoh/g)

WATER, wt. %             0.1 max              602.204         E-203

REFRACTIVE INDEX,        1.481-1.485          602.105         D-1045
at 25degrees C

SPEC. GRAVITY            0.973-0.983          602.284         D-1045
25degrees/25degrees C

ODOR                     -----                ----            Slight            602.283  ----
                                                              Characteristic

ESTER CONTENT*           98.5 min.            TCQA160              *
wt. %

         * GASCHROMATOGRAPHIC
            ANALYSIS:
            FID DETECTOR
            PACKED OR CAPILLARY COLUMN
            SILICONE LIQUID PHASE

                      MONSANTO INDUSTRIAL CHEMICALS COMPANY
                                  DEPARTMENT 56
                                TEXAS CITY, TEXAS
                         FINISHED PRODUCT SPECIFICATION

PRODUCT CODE                   DEPT. NO.#                         PAGE 1 OF 1
843.57                         56
                                                                  APPROVED - DATE
-------------------------------------------------------------------------------------------------
SALES CODE                                                        CHIEF CHEMIST
3960-079-04-019

-------------------------------------------------------------------------------------------------
ISSUE DATE                     SUPERSEDES SPECS DATED             MANUFACTURING SUPT.
10/82                          1/5/72

-------------------------------------------------------------------------------------------------
PRODUCT (Trade Name)                                              MGR. MANUFACTURING
    Santicizer 790 (S-790)

-------------------------------------------------------------------------------------------------
PRODUCT (Chemical Name)                                           R&D & Q.C. GROUP LEADER
    Phthalate Esters of C((7), C((9)

-------------------------------------------------------------------------------------------------
CHEMICAL FORMULA                                                  MARKETING & DEVELOPMENT
         [CONTAINS A DRAWING WHICH CANNOT BE REPRODUCED]          PRODUCT MANAGER
                 x or y                      x = C((7)
                 x or y                      y = C((91)
-------------------------------------------------------------------------------------------------
SAMPLE FOR ANALYSIS                                               MANAGER PRODUCT ACCEPTABILITY


                                     LIMITS

                                                                    Unrestricted        Method     Plasticizer
Characteristics            Reject           Manufacturing              Sales            Number        Method
---------------            ------           -------------              -----            ------        ------

Appearance                 --------           --------         Clear, Oily Liquid     602.282          PM-1

Acidity, Meg/100 gms       --------           --------          0.067 mg KOH/g        602.280          PM-2
                                                                    0.12, Max

Water, wt.%                --------           --------          0.10, Max             602.204          PM-__

Color, PtCo                --------           --------          50, Max               602.009          PM-3

Refractive Index           --------           --------          1.481-1.485           602.105          PM-5
@ 25degrees C

Specific Gravity           --------           --------          0.973-0.983           602.284          PM-6
@ 25degrees C/
25degrees C

Odor                       --------           --------          Slight                502.282          PM-7
                                                                Characteristic

Ester Content?

Spec. No. 112
                                                                    B F GOODRICH
                                                                            S711
                                                                          RI MIN
                                                                           1.481

NOTE: THIS SPECIFICATION IS THE PROPERTY OF MONSANTO COMPANY AND IS FOR INTERNAL
      USE ONLY. IT MAY NOT BE RELEASED WITHOUT WRITTEN APPROVAL BY DIVISION PRODUCT ACCEPTABILITY.

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                  RAW MATERIAL
                                  SPECIFICATION

=================================================================================================================
                MATERIAL                             SALES CODE                         PROJECT CODE
                 OLEFIN

-----------------------------------------------------------------------------------------------------------------
             CHEMICAL NAME                    ISSUE DATE             REVIEW DATE               SUPERSEDE


-----------------------------------------------------------------------------------------------------------------
CHEMICAL FORMULA           Mixture of: C((6)H((12), C((8)H((16), C((10),H((20)

MOL WT.         Avg. 112.0                                                     SPEC NO.
=================================================================================================================

                      PROPERTY SPECIFICATION   ASTM   TEXAS CITY
                                  METHOD NO.  METHOD NO.
                                       MIN    MAX


                        C((4)       1.0%      602.48 5PC 69-3
                     C((6) 28.5      32.5%     602.485PC 69-3
                     C((8) (Difference)        602.485PC 69-3
                     C((10) 31.0     35.0%     602.485PC 69-3
                  Total C((6) + C(8 + C(10)98.4   602.485PC 69-3
                     C(12)        1.0%        602.485PC 69-3

                       Straight Chain88.0      602.48-PC 7019
                                  Alpha Olefin

                                 Straight Chain
                       Internal Olefin   9.0%   602.48-PC 7019

                       Branched Chain     5.0%  602.485PC 69-3
                                Alpha & Internal

                         Paraffins   2.0%     602.477AC 69-1

                    Dienes  .01 EQ.#     602.467 (Ethyl) EAP 25-

                 Acetylenics(Determine & Report)    602.466AC 69-7

                       Sulfur   5 ppm   602.470   AC 69-5A

                       Peroxides*   1 ppm   602.469   AC 69-2+
                                   supplement

                        Chlorides*   10 ppm   TCQA-26AC-69-8
                                     602.471

                   Amines (as Ammonia)   10 ppm     TCQA-41AC 69-9
                                     602.472

                        Aluminum   5 ppm     602.493    AC 69-10

                          Water*   0.5%   602.204   AC 69-10

                              BS & WTRACE    602.021


                                              *Test performed by Texas City QAL.

NOTE: THIS SPECIFICATION IS THE PROPERTY OF STERLING CHEMICALS, INC. AND IS FOR
      INTERNAL USE ONLY. IT MAY NOT BE RELEASED WITHOUT WRITTEN APPROVAL. STERLING CHEMICALS, INC. DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE PRODUCT DESCRIBED ABOVE.

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                  RAW MATERIAL
                                  SPECIFICATION

==================================================================================================================
                MATERIAL                             SALES CODE                         PROJECT CODE

                HYDROGEN

------------------------------------------------------------------------------------------------------------------
             CHEMICAL NAME                    ISSUE DATE             REVIEW DATE               SUPERSEDE

                HYDROGEN
------------------------------------------------------------------------------------------------------------------
CHEMICAL FORMULA           H(2)

MOL WT.          2.02                                                                               SPEC NO.
==================================================================================================================

                   PROPERTY SPECIFICATION  ASTM    TEXAS CITY
                              METHOD NO.  METHOD NO.
                                  MIN     MAX

                          H(2)98.0%   Supplier's Analysis

                               O(2)   5 ppm602.041

                              NH(3)   0.4 ppm602.357

                                CO    10 ppm602.041

                              CO(2)   10 ppm602.040

                                 S    0.7 ppm602.360


 NOTE: NORMALLY, SUPPLIER'S ANALYSIS WILL BE UTILIZED (IN-LINE ANALYZERS). THE
      TEST METHODS LISTED ABOVE WERE DEVELOPED FOR THE TEXAS CITY
                                METHANOL PLANT.


                      NOTE:SPECIFICATIONS ARE IN VOLUME %




NOTE: THIS SPECIFICATION IS THE PROPERTY OF STERLING CHEMICALS, INC. AND IS FOR
  INTERNAL USE ONLY. IT MAY NOT BE RELEASED WITHOUT WRITTEN APPROVAL. STERLING
     CHEMICALS, INC. DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN
                  CONNECTION WITH THE PRODUCT DESCRIBED ABOVE.

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                  RAW MATERIAL
                                  SPECIFICATION

==================================================================================================================
                MATERIAL                             SALES CODE                         PROJECT CODE

                SYN GAS

------------------------------------------------------------------------------------------------------------------
             CHEMICAL NAME                    ISSUE DATE             REVIEW DATE               SUPERSEDE

               HYDROGEN +
            CARBON MONOXIDE
------------------------------------------------------------------------------------------------------------------
CHEMICAL FORMULA         53 Mol % H(2)
                         47 Mol % CO

MOL WT.          14.5                                                   SPEC NO.
=================================================================================================================

               PROPERTY SPECIFICATION       ASTM         TEXAS CITY
                         METHOD NO.        METHOD NO.
                             MIN           MAX

                     CO + H(2)98.0%   Supplier's Analysis

                  H(2)/CO Mol Ratio1:1   1:3 Supplier's Analysis

                               O(2)   5 ppm602.041

                                S    0.7 ppm602.360

                                NH(3)    0.4602.357


  NOTE: NORMALLY, SUPPLIER'S ANALYSIS WILL BE UTILIZED (IN-LINE ANALYZERS).
        THE TEST METHODS LISTED ABOVE WERE DEVELOPED FOR THE TEXAS CITY
                                METHANOL PLANT.


                      NOTE:SPECIFICATIONS ARE IN VOLUME %




 NOTE: THIS SPECIFICATION IS THE PROPERTY OF STERLING CHEMICALS, INC. AND IS
       FOR INTERNAL USE ONLY. IT MAY NOT BE RELEASED WITHOUT WRITTEN APPROVAL. STERLING CHEMICALS, INC. DISCLAIMS ANY LIABILITY FOR LOSS OR DAMAGE INCURRED IN CONNECTION WITH THE PRODUCT DESCRIBED ABOVE.

                            STERLING CHEMICALS, INC.
                                TEXAS CITY PLANT

                                  DEPARTMENT 48
                                      SALES
                                  SPECIFICATION

==================================================================================================================
                MATERIAL                             SALES CODE                         PROJECT CODE

             OXO HEAVY ENDS
------------------------------------------------------------------------------------------------------------------

             CHEMICAL NAME                    ISSUE DATE             REVIEW DATE               SUPERSEDE

             OXO HEAVY ENDS
------------------------------------------------------------------------------------------------------------------
CHEMICAL FORMULA  Mixture of Oxo-Alcohol High Boilers, Higher alcohols, ethers, acetals, and carboxylic acids.


MOL WT.          275                                                    SPEC NO.
=================================================================================================================

                     PROPERTY SPECIFICATION   ASTM       TEXAS CITY
                                METHOD NO.   METHOD NO.

                  Appearance clear, straw colored liquid602.282

                           Color, APHA300 max602.009

                     Sp. Gr. @ 25/25degrees C0.840 - 0.870602.281

                        *Hydroxyl Number205 - 245TCOA-27
                        (Mg. KOH/G. Sample)TCPT-AC 71-36

                            Acidity 0.05 max602.280
                              (As Acetic Acid). %

                       Moisture Content, %0.10 max602.204


                                TYPICAL ANALYSIS

C(7)  Alcohol             Nil
C(9)  Alcohol             Nil
C(11) Alcohol             2-5%                               602.276


* TO BE ANALYZED ONLY UPON SPECIAL REQUEST.


NOTE: THIS SPECIFICATION IS THE PROPERTY OF STERLING CHEMICALS, INC. AND IS FOR
      INTERNAL USE ONLY. IT MAY NOT BE RELEASED WITHOUT WRITTEN APPROVAL.

                                   EXHIBIT J


                 DESCRIPTION OF UNIT AND VARIOUS PROCESS PLANTS



                                See Attachments

                         TEXAS CITY - PHTHALATE ESTERS


PROCESS DESCRIPTION

The Phthalate Ester unit uses a three-step Monsanto process to convert phthalic anhydride and plasticizer range alcohols to the corresponding esters. The plant consists of two duplicate manufacturing lines with each line containing two 10,000 gallon reactors, a catalyst recovery filter, a continuous steam stripping column and a rotary-drum filter.

Stannous oxalate catalyzes the esterification of alcohol and phthalic anhydride in automatically sequenced batch reactors operating under vacuum. Catalyst is recovered in sintered metal filters and recycled to subsequent batches.

Excess alcohol is stripped from the crude ester in a steam-sparged distillation column. The stripped alcohol is combined with material taken overhead in the reactors and recycled to the reactors. Recovered alcohol is purged as necessary to remove accumulated impurities.

Ester from the strippers is held in agitated tanks where activated carbon or diatomacious earth can be added as needed. The ester then passes through rotary vacuum filters before being collected in tanks for verification of quality.

                     [A GRAPH OR CHART APPEARS ON THIS PAGE
                          WHICH CANNOT BE REPRODUCED]

                           TEXAS CITY - OXO ALCOHOLS


3.     PROCESS DESCRIPTION

The Oxo Alcohol unit converts C(6), C(8) and C(10) olefins to C(7), C(9) & C(11) alcohols in a two step process using Ugine-Kuhlmann technology.

In the first step the olefins are converted to the corresponding aldehydes by reacting with a Hydrogen/Carbon Monoxide feed gas. This reaction is carried out in elongated pipe-loop reactors using cobalt hydrocarbonyl as a catalyst. Catalyst is removed from the aldehyde and stabilized with a sodium carbonate wash step. The recovered catalyst is subsequently re-activated with a sulfuric acid wash and recycled to the process.

After removal of the Oxo catalyst, the aldehydes are reacted with hydrogen in a series of packed-bed reactors to give a crude C(7), (9), (11) alcohol mixture.

The crude alcohol is refined in a three-column distillation system. The overheads of the Light Ends Column are further processed to recover the alcohol content in the Recovery Column. Bottoms from the Light Ends Column are sent to the Alcohol Column where the product is taken overhead. Product alcohol then undergoes a final polishing hydrogenation step before going to off-site storage.

                     [A GRAPH OR CHART APPEARS ON THIS PAGE
                          WHICH CANNOT BE REPRODUCED]

                        TEXAS CITY - PHTHALIC ANYHDRIDE


3.     PROCESS DESCRIPTION

The Phthalic Anhydride process is licensed from BASF and consists of three basic areas: oxidation, purification and utilities. The oxidation area includes compressors, reactors, switch condensers and Mobiltherm system. The purification area consists of decomposers, distillation columns and therminol system. In addition, there is a large utility system within the unit consisting of various pieces of equipment to produce 650#, 450#, 150# and 30# steam.

In the oxidation section air is compressed by two centrifugal compressors which feed four fixed-bed reactors. Ortho-Xylene is sprayed into the air stream prior to entry into the reactor. The highly exothermic reaction is cooled by a eutectic salt bath system which produces 450# steam.

The product gas leaving the reactors is precooled by exchangers which produce 150# steam. The pre-cooled gas is further cooled in the switch condensers where the crude PA is crystallized. The waste gas from the switch condensers flow to the tail gas incinerators where waste organics are thermally oxidized. The crystallized crude phthalic anhydride is melted from the switch condensers and gravity flows to drain tanks to be pumped to crude storage tanks for feed to purification.

In purification crude phthalic anhydride is thermally treated to convert impurities into compounds which can be easily removed by distillation. The treated crude is fed to a two-stage vacuum distillation system. Pure phthalic anhydride is taken off the overhead of the second column to rundown tanks and off-site storage tanks.

                 [A GRAPH OR CHART APPEARS ON EACH OF THE NEXT
                     TWO PAGES WHICH CANNOT BE REPRODUCED]

                                   EXHIBIT K


                               SECURITY AGREEMENT


       THIS SECURITY AGREEMENT is entered into as of this ____ day of _________________, 1986, by and between Sterling Chemicals, Inc., whose address is Eight Greenway Plaza, Suite 702, Houston, Texas 77046 (hereinafter called "DEBTOR"), and BASF CORPORATION, whose address is 100 Cherry Hill Road, Parsippany, New Jersey 07054 (hereinafter called "SECURED PARTY").

       SECURED PARTY and DEBTOR have entered into a Manufacturing Agreement of even date herewith (the "Contract"). Under the Contract SECURED PARTY will advance certain Raw Materials (as hereinafter defined) to DEBTOR having a monetary value stated on each incoming delivery document. Further, DEBTOR will manufacture Agreement Products and hold same in inventory as directed by SECURED PARTY until withdrawn by SECURED PARTY. All Agreement Products shall be conclusively presumed to have a value equal to SECURED PARTY's then current list price for product ("Value").

       Under the Contract, SECURED PARTY will pay DEBTOR each month for product manufactured and placed in storage the preceding calendar month. Unless and until the product is withdrawn from inventory by SECURED PARTY and shipped for its account, DEBTOR will owe the Value of same to SECURED PARTY.

       DEBTOR grants to SECURED PARTY as security for all DEBTOR's debts and obligations to SECURED PARTY arising out of past, present and future deliveries of Raw Materials made by SECURED PARTY to DEBTOR and for Agreement Products paid for by SECURED PARTY but held by DEBTOR, a security interest in all of its inventory of

Raw Materials, Raw Materials and Agreement Products in process and Agreement Products, present and future (hereinafter called "Inventory" or "Collateral"), and proceeds thereof.

       IT IS FURTHER AGREED THAT:

       1. The terms "Agreement Products" and "Raw Materials" as used herein, shall have the same meaning as given in the Contract.

       2. SECURED PARTY is not obligated by this Agreement to finance any Raw Materials or Agreement Products acquired or manufactured by DEBTOR, but may, at SECURED PARTY's discretion, elect to do so. Any Raw Materials furnished by SECURED PARTY to DEBTOR and any check, draft, wire transfer of funds or other payments made by SECURED PARTY to DEBTOR pertaining to the Contract or Agreement Products produced by DEBTOR, shall be conclusive evidence that SECURED PARTY has financed the production of Agreement Products by DEBTOR.

       3. DEBTOR will at all times keep accurate and complete records of Inventory and SECURED PARTY or any of its agents shall have the right to inspect DEBTOR's Inventory and to inspect and make extracts from the books and records relating to Inventory or to any other transactions between the parties hereto at any time(s) during normal business hours subject to the confidentiality provisions of the Contract. In addition, DEBTOR will provide SECURED PARTY in writing with a current list of all Inventory in accordance with the Contract. SECURED PARTY will pay all taxes, storage and warehousing charges on Inventory in accordance with the Contract, and DEBTOR shall maintain insurance with respect to Raw Materials for full replacement value and with respect to Agreement Products for its then current list price, against any and all risk of loss or damage with SECURED PARTY named as an additional insured, as its interest may appear. DEBTOR shall, as and when requested by SECURED PARTY, furnish SECURED PARTY with copies of such policies prior to delivery of Raw Materials.

       4. If an event occurs which gives SECURED PARTY the right to terminate the Contract under Section 7.3 thereof, all indebtedness secured hereby shall become immediately due and payable at SECURED PARTY's option without notice to DEBTOR and SECURED PARTY may proceed to enforce payment of same and to exercise any or all of the rights and remedies afforded by the Uniform Commercial Code, or otherwise possessed by SECURED PARTY. DEBTOR agrees to pay reasonable attorney's fees incurred in enforcing SECURED PARTY's rights and remedies after default under this Agreement. To assist SECURED PARTY in the implementation of such rights and remedies DEBTOR will, at SECURED PARTY's request, assemble and prepare for removal by SECURED PARTY all items of Inventory covered by this Agreement. To the extent Inventory removed by SECURED PARTY hereunder meets the Specifications (as provided in the Contract) DEBTOR will not be liable to SECURED PARTY for any deficiency incurred on any resale of same by SECURED PARTY.

       5. This Agreement shall continue in force until either party hereto shall give the other written notice of termination and it shall continue in force thereafter until, in the event that notice of termination has been given, SECURED PARTY has received full payment from DEBTOR for all indebtedness owed or for which DEBTOR is otherwise accountable hereunder. No termination or cancellation statement or any other satisfaction document for any filing or recording which may be made in connection herewith need be filed, recorded or furnished until after DEBTOR's written request therefor and DEBTOR expressly waives any law with respect to SECURED PARTY filing, recording or furnishing such documents until a reasonable time after SECURED PARTY receives such written request.

       6. DEBTOR will sign and execute alone or with the SECURED PARTY such financing statement(s) or other document(s) or procure any document(s) and pay all connected costs necessary to protect the security interest hereunder against the rights or interests of third parties as SECURED PARTY may from time to time request.

       7. Acceptance by SECURED PARTY of any payments after due date, or the acceptance of amounts less than those due, or the failure of SECURED PARTY to enforce any other term herein contained, shall not be deemed as waiving DEBTOR's default, or as waiving any of the rights or remedies of SECURED PARTY and any waiver of DEBTOR's default shall not be deemed as waiving and subsequent default of the same or similar nature. Any action to enforce payment of any installment shall not be deemed as waiving any other rights or remedies of SECURED PARTY.

       8. DEBTOR agrees that it will store Inventory only at DEBTOR's petrochemical plant located at 201 Bay Street South, Texas City, Texas 77590 in facilities, including, but not limited to the tanks indicated on Exhibit N to the Contract or as otherwise directed by SECURED PARTY and that DEBTOR shall store Inventory at such places of business in its name only.

       DEBTOR hereby represents that the above locations are bonafide places of business of DEBTOR and they shall conclusively be presumed to be DEBTOR's places of business.

       DEBTOR further represents that its principal or chief place of business and office is at Eight Greenway Plaza, Suite 702, Houston, Texas 77046.

       9. The covenants and obligations of DEBTOR herein set forth shall inure to the benefit not only of SECURED PARTY but also to its successors and assigns.

       10. SECURED PARTY may consent to omission of the foregoing obligations of the DEBTOR in whole or in part at any time or times without affecting its rights to impose those obligations at any other time.

       11. THIS AGREEMENT shall take effect and be construed in accordance with the substantive laws of the State of Texas.



WITNESS:                                   BASF CORPORATION


____________________________               By:_________________________________



WITNESS:                                   STERLING CHEMICALS, INC.


___________________________                By:_________________________________

                                   EXHIBIT L

                                   Rail Cars

Owned Railcars:

                   DOT            AAR                                           CAPACITY
CAR NUMBER       CLASSIFICATION   DESIGNATION               PRODUCT           (K) GALLONS
----------       --------------   -----------               -------           -----------
MONX-20056       DOT 111A100W1    T105                   SANTICIZER 711            21
MONX-20057       DOT111A100W1     T105                   SANTICIZER 711            21
MONX-24000       DOT111A100W1     T106                   SANTICIZER 711            24
MONX-24001       DOT111A100W1     T106                   SANTICIZER 711            24
MONX-24002       DOT111A100W1     T106                   SANTICIZER 711            24
MONX-24003       DOT111A100W1     T106                   SANTICIZER 711            24
MONX-26003       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-26010       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-26013       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-26014       DOT111A100W1     T107                   PHTY ANHYD FUSED          27
MONX-26015       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-26016       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-26018       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-20108       DOT111A100W1     T105                   SANTICIZER 790            21
MONX-35000       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35002       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35003       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-26021       DOT111A100W1     T107                   PHTH ANHYD FUSED          27
MONX-35004       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35005       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35006       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35007       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35008       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35009       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35010       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35011       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35012       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35013       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35014       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35015       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35016       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35017       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35018       DOT111A100W1     T109                   SANTICIZER 711            35
MONX-35019       DOT111A100W1     T109                   SANTICIZER 711            35
MCPX-10004       DOT103W          T103                   OXO ALCOHOL               10
MCPX-20003       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-20005       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-20016       DOT111A100W1     T105                   SANTICIZER 790            21

Owned Railcars (con't):

                   DOT            AAR                                           CAPACITY
CAR NUMBER       CLASSIFICATION   DESIGNATION               PRODUCT           (K) GALLONS
----------       --------------   -----------               -------           -----------
MCPX-20020       DOT 111A100W1    T105                   SANTICIZER 711            21
MCPX-20021       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-20502       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-20503       DOT111A100W1     T105                   DIUNDECYL PHTHALATE       21
MCPX-20504       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-20505       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-20506       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-20507       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-20509       DOT111A100W1     T105                   OXO ALCOHOL               21
MCPX-20512       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-20513       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-20519       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-20520       DOT111A100W1     T105                   DIUNDECYL PHTHALATE       21
MCPX-21000       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21001       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21002       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21009       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-21012       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-21014       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21022       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21024       DOT111A100W1     T105                   SZNTICIZER 790            21
MCPX-21034       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-21038       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21040       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21044       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-21045       DOT111A100W1     T105                   SANTICIZER 711            21
MCPX-21046       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21048       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21053       DOT111A100W1     T105                   SANTICIZER 790            21
MCPX-21055       DOT111A100W1     T105                   SANTICIZER 790            21


                                                                   68 owned cars

Leased Railcars:

                   DOT            AAR                                           CAPACITY
CAR NUMBER       CLASSIFICATION   DESIGNATION               PRODUCT           (K) GALLONS
----------       --------------   -----------               -------           -----------
ACFX-82110         DOT111A100W1   T105                   SANTICIZER 711            21
ACFX-82111         DOT111A100W1   T105                   SANTICIZER 711            21
ACFX-83658         DOT111A100W1   T105                   SANTICIZER 711            21
ACFX-83663         DOT111A100W1   T105                   SANTICIZER 711            21
ACFX-83665         DOT111A100W1   T105                   OXO ALCOHOL               21
GATX-98525         DOT111A100W1   T105                   SANTICIZER 711            21
GATX-98537         DOT111A100W1   T105                   SANTICIZER 711            21
GLNX-03516         DOT111A100W3   T106                   PHTH ANHYD FUSED          24
GLNX-03517         DOT111A100W3   T106                   PHTH ANHYD FUSED          24
GLNX-03518         DOT111A100W3   T106                   PHTH ANHYD FUSED          24
GLNX-03520         DOT111A100W3   T106                   PHTH ANHYD FUSED          24
GLNX-03521         DOT111A100W3   T106                   PHTH ANHYD FUSED          24
GLNX-24137         DOT111A100W3   T106                   PHTH ANHYD FUSED          21
NATX-77055         DOT111A100W1   T106                   DIUNDECYL PHTHALATE       24
NATX-77056         DOT111A100W1   T106                   DIUNDECYL PHTHALATE       24
NATX-77057         DOT111A100W1   T106                   SANTICIZER 711            24
NATX-78401         DOT111A100W1   T106                   DIUNDECYL PHTHALATE       24
TATX-20716         DOT111A100W3   T105                   PHTH ANHYD FUSED          21
TATX-20717         DOT111A100W3   T105                   PHTH ANHYD FUSED          21
TATX-20718         DOT111A100W3   T105                   PHTH ANHYD FUSED          21
TATX-20719         DOT111A100W3   T105                   PHTH ANHYD FUSED          21
TLDX120079         DOT111A100W1   T105                   SANTICIZER 711E           21
TLDX120080         DOT111A100W1   T105                   MONSANTO HEAVY OXO E      21
USLX-21017         DOT111A100W1   T105                   PHTH ANHYD FUSED          21
USLX-21084         DOT111A100W1   T105                   PHTH ANHYD FUSED          21
USLX-21085         DOT111A100W1   T105                   PHTH ANHYD FUSED          21
USLX-21086         DOT111A100W1   T105                   PHTH ANHYD FUSED          21
UTLX-74671         DOT111A100W1   T107                   PHTH ANHYD FUSED          27
UTLX-74683         DOT111A100W1   T107                   PHTH ANHYD FUSED          27
UTLX-74687         DOT111A100W1   T107                   PHTH ANHYD FUSED          27
UTLX-74691         DOT111A100W1   T107                   PHTH ANHYD FUSED          27
UTLX-74692         DOT111A100W1   T107                   PHTH ANHYD FUSED          27
UTLX-76368         DOT111A100W3   T105                   PHTH ANHYD FUSED          10
UTLX-76374         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76388         DOT111A100W3   T106                   SANTICIZER 711            24
UTLX-76391         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76393         DOT111A100W3   T106                   DIUNDECYL PHTHALATE       24
UTLX-76394         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76412         DOT111A100W3   T106                   DIUNDECYL PHTHALATE       24
UTLX-76429         DOT111A100W3   T106                   SANTICIZER 711            24
UTLX-76445         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76452         DOT111A100W3   T106                   SANTICIZER 711            24

Leased Railcars (con't):

                       DOT            AAR                                       CAPACITY
CAR NUMBER       CLASSIFICATION   DESIGNATION               PRODUCT           (K) GALLONS
----------       --------------   -----------               -------           -----------
UTLX-76470         DOT111A100W3   T106                   SANTICIZER 711            24
UTLX-76471         DOT111A100W3   T106                   SANTICIZER 711            24
UTLX-76472         DOT111A100W3   T106                   SANTICIZER 711            24
UTLX-76527         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76547         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76603         DOT111A100W1   T103                   PHTH ANHYD FUSED          10
UTLX-76634         DOT111A100W1   T103                   PHTH ANHYD FUSED          10

                                  EXHIBIT M

                     Production and Delivery Scheduling



Production and delivery scheduling shall be conducted according to the following:

1. Prior to each Contract Year during the term of this Agreement, BASF will give SC at least 60 days' prior written notice of its forecasted requirements for each Agreement Product for the following Contract Year.

2. Not later than 5 days prior to each Month, BASF will give SC a written rolling forecast of its requirements of individual Agreement Product for each of the forthcoming three Months. The forecast for the immediately forthcoming month shall be deemed the "Estimated Delivery, Shipment and Storage Instructions."

3. BASF will order individual Agreement Product as required by giving written notice to SC setting forth BASF's requested dates and volumes of deliveries and shipping instructions and its storage requirements on the individual Agreement Product not later than 72 hours for barge deliveries, 48 hours for rail car deliveries and 24 hours for truck deliveries or storage prior to the desired delivery date ("Delivery, Shipment and Storage Instruction"). Should BASF wish to modify its delivery schedule for any Month after having submitted a forecast, it will notify SC and SC will in good faith try to accommodate such changes. SC shall be entitled to rely on Estimated Delivery, Shipment and Storage Instructions unless superseded by the Delivery, Shipment and Storage Instructions.

4. Prior to each calendar year during the term of this Agreement, SC will give BASF at least 25 days' prior written notification of its forecasted Raw Material requirements and Unit Scheduled Shutdowns or stoppages for maintenance, or any other reason for the following calendar year.

5. Not later than 10 days prior to each calendar quarter, SC will give BASF a written forecast of its Raw Material requirements and of its Unit Scheduled Shutdowns or stoppages for maintenance or any other reason for the forthcoming calendar quarter.

                                   EXHIBIT N

                           UNIT MAJOR STORAGE TANKAGE





                                         CAPACITY
                         STG TANK        VOLUME                     PRODUCE         MATL OF
DEPT.                    NUMBER          K GAL                      USE             CONSTR
-----                    --------        --------                   -------         -------
OXO                      48T801          2000 OLEFIN                                CARBON STEEL
                         48T13-4         2000 7-11 ALCOHOL                          CARBON STEEL

                         48T13-1         300 ALCOHOL                                CARBON STEEL
                         48T13-2         300 7-11 ALCOHOL                           CARBON STEEL
                         48T803          24 EP291                                   CARBON STEEL
                         48T804          200 EP290                                  ALUMINUM
                         48T806-1        5 EP292                                    CARBON STEEL
                         48T806-2        5 EP292                                    CARBON STEEL

PA                       53T702          800 ORTHOXYLENE                            CARBON STEEL
                         53T701          200 PA                                     STAINLESS STEEL
                         53T703          200 PA                                     STAINLESS STEEL

                         53T8-1          75 PA                                      STAINLESS STEEL
                         53T8-2          75 PA                                      STAINLESS STEEL

FRACTIONATION            66T909-1        100 11 ALCOHOL                             CARBON STEEL
                         66T909-2        100 11 ALCOHOL                             CARBON STEEL
                         69T906-1        30 11 ALCOHOL                              CARBON STEEL
                         69T906-2        30 11 ALCOHOL                              CARBON STEEL
                         56T504          180 79 ALCOHOL                             CARBON STEEL
                         56T506          600 79 ALCOHOL                             CARBON STEEL
                         56T505          180 11 ALCOHOL                             CARBON STEEL


ESTERS                   56T501-1        1000 711 P                                 CARBON STEEL
                         56T501-2        1000 711 P                                 CARBON STEEL
                         56T502          1000 79 P                                  CARBON STEEL
                         56T507          1000 9 P                                   CARBON STEEL
                         56T503          1000 11P                                   CARBON STEEL

                                   EXHIBIT O


                    Rail Car and Marine Weighing Procedures


                                  See Attached

MATERIALS HANDLING                         PROCEDURE NO. MH-023-1
MONSANTO COMPANY
TEXAS CITY, TEXAS

                        INSPECTION PRIOR TO LOADING OF A

                            GENERAL SERVICE TANK CAR


Prior to loading a general service tank car, the car will be inspected to assure its suitability for loading. This inspection covers both routine mechanical and chemical cleanliness items. In certain cases, the Pumper-Gauger can correct the defects (i.e., replacing manway gaskets, obtaining valve plugs, etc.). On a major defect, the Chief Pumper-Gauger/or supervisor will be notified before loading the car. The following is a list of the items that will be checked off or marked defective on the appropriate box on the "Preloading Inspection" form (see EXHIBIT #1).

1. No obvious mechanical defects such as broken hand rails, running boards, dome and platform, ladders and walkways, placard holders, etc.

2. The manway cover is in good condition and the securing bolts and nuts are operable.

3.     There is a gasket in good condition for the manway cover.

4.     The stuffing box cover is in good condition.

5.     The protection housing cover is operable and in good condition.

6. The top loading valve (2" or 3") and the one inch air valve are both operable in good condition and plugs are attached with chains to the valves.

7.     The bottom outlet valve is operable and in good condition.

8. That any other equipment such as pressure relief and vacuum relief valves are in place.

9. The lowest point on the bottom outlet assembly is at least twelve inches above the rail and has proper plugs and chains for securing.

10. When a car has internal coils, there are caps available for the inlet and outlet lines. Caps are not required on exterior coiled cars.

11. The interior of the car is clean and dry. DO NOT ENTER THE CAR FOR THIS INSPECTION. If the car is in a dedicated service and a residual heel is found in the car, the following items must be checked:

MATERIALS HANDLING                         PROCEDURE NO. MH-023-2
MONSANTO COMPANY
TEXAS CITY, TEXAS




A.     The heel material is the same material that is to be loaded.

B. If there is a measurable amount of material, the quality will be checked before loading the car by catching a sample and having the analysis run by the Laboratory.

MCC 952003                                               PROCEDURE NO. MH-023-3
TC-611
                                                                   (EXHIBIT #1)

                                MONSANTO COMPANY
                                Shipping Notice
                             Preloading Inspection

 Product_______________________________                   Date Loaded___________________________
 Date Shipped__________________________                   Gross Wt._____________________________
 Car Number____________________________                   Tare Wt.______________________________
 Temp. at time of Loading [degree]____F                   Net Wt._______________________________

 Shell Capacity in Gals._______________                   Inches Outage in Shell
                                                          or Inches in Dome_____________________
 Car Seal No.__________________________                   Finished Loading______________________
 Started Loading_______________________                   Completed Storage Tank #______________
 Loaded by_____________________________

                           Plant Rail Car Inspection


Defect Card______________________          Date
Inspected________________________
                                           Inspected by_________________________

                 ------------------------------------------------------------------------------------
                                            Defect        Action    Comment      Repair      Advised
                  Inspection Item           Location      Rec'd                  By
                 ------------------------------------------------------------------------------------
                  Dome & Platform
                 ------------------------------------------------------------------------------------
 Safety Items     Handrails
                 ------------------------------------------------------------------------------------
                  Ladders & Walkways
                 ------------------------------------------------------------------------------------
                  Placard Holders
                 ------------------------------------------------------------------------------------
                  Manway Cover & Gasket
                 ------------------------------------------------------------------------------------
                  Nozzle  Cover   Plate  &
                 ------------------------------------------------------------------------------------
                  Protective Housing
                 ------------------------------------------------------------------------------------
                  Top Ball  Valve, Plus  &
                  Chains
                 ------------------------------------------------------------------------------------
                  Safety Valve
                 ------------------------------------------------------------------------------------
 Tank Fittings    Safety  Vent  or  Vacuum
                  Relief
                 ------------------------------------------------------------------------------------
                  Gauging Device
                 ------------------------------------------------------------------------------------
                  Bottom   Outlet   Valve,
                  Cap, Plug & Chain
                 ------------------------------------------------------------------------------------
                  Coil In/Out Caps
                 ------------------------------------------------------------------------------------

                 ------------------------------------------------------------------------------------
                  Bottom   Outlet    Valve
                  Clearance, 12" Min.
                 ------------------------------------------------------------------------------------
           feet   1=Worn   2-Broken/Cracked   3-Missing   4-Lease   5=Bent   6=Leaking
 Cond.            7=To Shop   R-Repair/Replace   X=Satisfactory
                 ------------------------------------------------------------------------------------

MATERIALS HANDLING                                PROCEDURE NO. MH-028-1
MONSANTO COMPANY
TEXAS CITY, TEXAS


                        LOADING GENERAL SERVICE TANK CAR

A.     CONNECTING THE TANK CAR

       After the inspection prior to loading (Procedure MH-023), the general service tank car will be connected for the transfer of material. The following sequence of actions must be followed in connecting the car.

1. Attach the ground cable securely to the undercarriage of the tank car. The other end of the ground cable should be permanently attached to one of the metal rack supports.

2. Close the bottom outlet valve (foot valve) on the car. If tank car is equipped with a 2" inch bottom outlet valve, this valve should be left open during the loading operation. The plug in the bottom outlet valve should not be put in place until after the car is loaded. This is to insure that the bottom outlet valve (foot valve) is not leaking.

3. If car is equipped with internal steam coils the inlet/outlet caps should be removed from the steam lines while the loading operation is being carried out.

4. Set the hand brake on the tank car and put out a "Tank Car Connected" sign on the railroad tracks and place two (2) wheel chocks on one side of a set of T/C wheel trucks.

5. Open the dome lid on the tank car so the loading operation may be observed. Note: The lid should be opened to inspect the tank car for heels and for cleanliness before the loading operation begins.

6. Insert the loading connection in the top loading valve. The loading connection is a short piece of pipe that has a male yale union on one end and pipe threads on the other. The threaded end is inserted into the T/C top loading valve. If the tank car is not equipped with a top loading valve, then a downspout can be used instead. A downspout can be found on the loading rack.

7. Swing the product loading arm out from the tank car rack to the car. A short flexible hose is attached to the loading arm and has a female yale union on the end of the hose.

8. Connect the hose to the fitting attached to the top loading valve. A brass hammer should be used in making this connection tight so that it will not leak during the transfer. (Do not strike with steel tools to tighten this connection.)

MATERIALS HANDLING                                PROCEDURE NO. MH-028-2
MONSANTO COMPANY TEXAS CITY, TEXAS

B.     LOADING A TANK CAR

       When the tank car is connected, you are ready to start loading. The following sequence of events should be followed to load a tank car:

1.     Be sure the top loading valve on the tank car is open.

2. The loading valve on the rack should be left closed until after the transfer pump is started.

3. Line up the valves between the storage tank to be used and the rack loading valve and be sure that all valves leading off the transfer line, not in use, are closed.

4. Start the pump, then open the rack loading valve and load the car to the desired innage or outage.

5. Monitor the loading operation to be sure no leaks or malfunctions occur during loading.

6. When the car is loaded to the desired outage or innage gauge, block in the rack loading valve stopping the transfer and stop the pump.

7. Block in the pump and place all valves in the transfer system like they were before loading was started and record the innage or outage gauge on the loading papers (see Exhibit #1, "Shipping Notice").

8.     Sample the car according to Procedure MH-005 and MH-006.

9. Take the temperature of the material in the tank car and record on the loading papers ("Shipping Notice" see Exhibit #1).

MATERIALS HANDLING                                PROCEDURE NO. MH-028-3
MONSANTO COMPANY
TEXAS CITY, TEXAS


C.     DISCONNECTION THE TANK CAR

       When the loading operation is completed, disconnect the tank car and prepare the car for shipping. The sequence of actions for this operation are as follows:

1. Drain the loading arm and hose into the car. If there is a vent line on the loading arm open it to assist in draining the hose and line.

2. Disconnect the hose from the fitting in the top loading valve, using a brass hammer, and swing the loading arm back to the storage position on the loading rack. (Do not strike with steel tools.)

3.     Remove the fitting/downspout from the top of the tank car.

4.     Close the top loading valve and air valve.

5.     Install plugs in the top loading and air valves.

6. Secure the protective housing and seal it with a car seal and necessary identification placard.

7. Secure the dome lid and seal, being sure there is a good gasket under the dome lid.

8. Secure the stuffing box cover and seal or seal the external bottom outlet valve. (Cars are equipped with either an external bottom valve or an internal outlet valve.)

9.     Check for leaks from the bottom outlet and steam coils.

10. Install a plug in the bottom outlet valve and close the 2" bottom outlet valve if so equipped.

11. Install caps on the steam inlet and outlet lines if car is equipped with interior coils.

12.    Disconnect the ground wire and remove the wheel chocks.

13.    Install necessary placards, trip lease cards or tags.

MATERIALS HANDLING                                PROCEDURE NO. MH-028-4
MONSANTO COMPANY
TEXAS CITY, TEXAS


1. Complete the Shipping Notice, being sure that all necessary information is recorded (see EXHIBIT #1).

              The following information is required:

              a)     Product

              b)     Car initial and number

              c) Temperature of the material in car at the time of the loading

              d)     Shell Capacity in gallons

              e)     Car seal numbers

              f)     Time started loading

              g)     Name of person or persons loading the car

              h)     Date loaded

              i)     Inches outage in shell or inches in Dome

              j)     Finished loading

              k)     Complete storage tank numbers used

                                                         PROCEDURE NO. MH-028-5
cc 952003
C-611                                                              (EXHIBIT #1)

                                MONSANTO COMPANY
                                Shipping Notice
                             Preloading Inspection

 Product_______________________________                   Date Loaded___________________________
 Date Shipped__________________________                   Gross Wt._____________________________
 Car Number____________________________                   Tare Wt.______________________________
 Temp. at time of Loading [degree]____F                   Net Wt._______________________________

 Shell Capacity in Gals._______________                   Inches Outage in Shell
                                                          or Inches in Dome_____________________
 Car Seal No.__________________________                   Finished Loading______________________
 Started Loading_______________________                   Completed Storage Tank #______________
 Loaded by_____________________________

                           Plant Rail Car Inspection


Defect Card______________________                 Date
Inspected________________________
                                                  Inspected by_________________

                  ----------------------------------------------------------------------------------
                                            Defect        Action    Comment      Repair      Advised
                  Inspection Item           Location      Rec'd                  By
                  ----------------------------------------------------------------------------------
                  Dome & Platform
                  ----------------------------------------------------------------------------------
 Safety Items     Handrails
                  ----------------------------------------------------------------------------------
                  Ladders & Walkways
                  ----------------------------------------------------------------------------------
                  Placard Holders
                  ----------------------------------------------------------------------------------
                  Manway Cover & Gasket
                  ----------------------------------------------------------------------------------
                  Nozzle  Cover   Plate  &
                  Protective Housing
                  ----------------------------------------------------------------------------------
                  Top Ball  Valve, Plus  &
                  Chains
                  ----------------------------------------------------------------------------------
                  Safety Valve
                  ----------------------------------------------------------------------------------
 Tank Fittings    Safety  Vent  or  Vacuum
                  Relief
                  ----------------------------------------------------------------------------------
                  Gauging Device
                  ----------------------------------------------------------------------------------
                  Bottom   Outlet   Valve,
                  Cap, Plug & Chain
                  ----------------------------------------------------------------------------------
                  Coil In/Out Caps
                  ----------------------------------------------------------------------------------

                  ----------------------------------------------------------------------------------
                  Bottom   Outlet    Valve
                  Clearance, 12" Min.
                  ----------------------------------------------------------------------------------
           feet   1=Worn   2-Broken/Cracked   3-Missing   4-Lease   5=Bent   6=Leaking
 Cond.            7=To Shop   R-Repair/Replace   X=Satisfactory
                  ----------------------------------------------------------------------------------

MATERIALS HANDLING                                PROCEDURE NO. MH-077-1
STERLING CHEMICALS, INC.
TEXAS CITY, TEXAS


                                 BARGE LOADING



Barges may be loaded at any of the Monsanto docks. All STERLING CHEMICALS, INC. PERSONNEL MUST WEAR LIFE JACKETS ANY TIME THEY ARE ABOARD A BARGE BERTHED AT MONSANTO'S DOCKS. Loading information will be reflected on the work papers; these papers must be completed and kept current during the loading operation (MH-074).

The following is the sequence of events in loading:

       1. Chief pumper-gauger will notify the Charles Martin gauger that the barge is ready to be inspected and gauged.

       2. Inspect the barge by dock personnel as set forth in MH Procedure (MH-073).

       3. Charles Martin will inspect and/or gauge the barge. If barge is an incoming load to be unloaded, Charles Martin will gauge and inspect the barge. If the barge is to be loaded, Charles Martin will inspect the barge to make sure the barge is in proper condition before loading.

       4.     Prepare dock line for connecting (MH-045).

       5.     Obtain permission for storage tank and line usage (MH-010).

       6. Advise maintenance to connect the barge. Be sure that the ground wire (bonding cable) is connected between the barge and the dock before the loading hose is placed on the barge. The ground wire is normally connected by maintenance, but it is the Pumper-Gauger's responsibility to remind maintenance in the event they overlook this part of their procedure. Attention should be exercised to insure that the proper hose and fittings are used; also, that the length of hose is sufficient to allow for movement of the barge in the water due to the loading and wave action.

       7. Have Charles Martin gauge and take temperature of the shore tank and record on the loading/unloading papers.

       8.     Complete the "Declaration of Inspection Form" (MH-075).

MATERIALS HANDLING                                PROCEDURE NO. MH-077-2
STERLING CHEMICALS, INC.
TEXAS CITY, TEXAS



       1. If a barge is an incoming load, catch a verification sample as set forth in MH Procedure (MH-006). If barge is to be loaded, load a test sample as set forth in MH Procedure (MH-076).

       2. Determine the amount of material to be loaded. This information will be reflected on the work papers. It may be a specific amount from the shore tank or a draft restriction on the barge. Charles Martin will determine the specific amount.

       3. On approval of the test sample, start the transfer and load or unload the barge with the specified amount, keeping the barge on an even keel during the loading, unless otherwise instructed.

       4. When the barge is loaded/unloaded prepare the dock line for disconnecting (MH-046).

       5.     Advise maintenance to disconnect the barge.

       6. Catch final samples on loaded barge as set forth in MH Procedure (MH-005 and MH-006).

       7. Have Charles Martin inspect the barge and gauge off the shore tank.

       8.     Secure the hatches for shipping.

       9. Seal all hatches, headers and tank valves using the sealing wire and Sterling Chemicals, Inc. seal clips if barge was loaded.

       10.    Install the shipping manifest and placards on the loaded barge.

       11. Obtain and record the closing gauge on the shore tank from Charles Martin.

       12.    Return the shore tank and lines to the individual unit (MH-010).

       13. Secure the dock and be sure the loading/unloading papers are completed (MH-074).

MATERIALS HANDLING                                PROCEDURE NO. MH-010-1
MONSANTO COMPANY
TEXAS CITY, TEXAS



                        STORAGE TANK AND PIPE LINE USAGE



Whenever a loading or unloading operation is going to be performed, permission must be obtained from the specific Unit who has the responsibility for the storage tank and pipe line to be used.

This function is normally performed by the Chief Pumper-Gauger; however, he may delegate this responsibility to a Pumper-Gauger. It is important that good communication be maintained between the specific unit and Materials Handling concerning any transfer activity.

On some occasions it may be necessary to make additional contacts with the specific unit to insure they are kept abreast of Materials Handling activities. For example, just prior to operating any valve tagged requiring special notification, (such as the styrene valves behind Dock 2) the unit must again be contacted for authorization to operate the valve.

After a transfer operation has been completed all valves should be returned to the same position as they were before the transfer operation started. The specific unit must again be notified when the transfer operation is completed.

MATERIALS HANDLING                                PROCEDURE NO. MH-045-1
MONSANTO COMPANY
TEXAS CITY, TEXAS




                      PREPARING DOCK LINES FOR CONNECTING


Before authorizing the pipefitters to connect a barge or ship, the dock line/hose must be checked to be sure there is no liquid in or pressure on the line/hose.



                        DOCK LINE WITHOUT HOSE CONNECTED


On a dock line that is to be used where no hose is connected, the pumper-gauger must check that section of the line from the dock valve to the flange where the hose will be connected to insure that it is free of pressure and liquid. To do this, the drain valve on this section of the line will be opened to the product recovery tank (slop tank). The line will be vented at the nitrogen blow back connection so that any liquid may drain from the line to the recovery tank. When you are sure the line is depressured and free of liquid, the pipefitters will be notified to connect the hose to the dock line and vessel. Attention should be given so that the correct hose for the particular product and the proper type of fitting is used. After the hose has been connected, the drain valve and the nitrogen blow back valve must be closed.



                         DOCK LINE WITH HOSE CONNECTED


Some hoses are left connected to the dock line. The end of these hoses have a blind flange with a small valve in the blind. When preparing to connect hoses to a vessel, the pumper-gauger must check from the dock valve to the end of the hose to assure that no pressure or liquid is in the hose. To do this, the drain valve between the dock valve and hose is opened to the product recovery tank (slop tank). The line is then vented so that the pressure and liquid in the backside of the hose is drained to the product recovery tank. The hose may also have liquid in the end next to the blind. This material must be removed by draining in a bucket or by having the pipefitters lift the hose so that the material will drain to the backside (flange side) of the hose and into the product recovery tank.

MATERIALS HANDLING                                PROCEDURE NO. MH-045-2
MONSANTO COMPANY
TEXAS CITY, TEXAS




After the vessel is connected, the pumper-gauger and pipefitters will make a visual inspection of all flanges on the header line (barge only). Each flange must have all bolt holes filled with a full nut on both ends of a stud. Also make sure all flanges have a gasket. After the visual check is made, the pumper-gauger will pressure check the header with nitrogen and visually inspect for leaks.

The method for preparing the hose for connecting ammonia is set forth individual product procedure (MH-225).

MATERIALS HANDLING                                PROCEDURE NO. MH-046-1
MONSANTO COMPANY
TEXAS CITY, TEXAS



                     PREPARING DOCK HOSE FOR DISCONNECTING
                                EXCPET AN & DUP


When the loading or unloading of a ship or barge is completed, it is the pumper-gauger's responsibility to clear the dock hose of material and depressure the hose before turning it over to Maintenance for disconnecting.

To clear a dock hose after completion of a material being off-loaded from a vessel to a shore tank, the following procedure must be followed:

1.     Block in header valve on vessel.

2. Connect a utility hose to the nitrogen header and purge the hose to be sure it is clear and free of any contaminants.

3.     Connect the nitrogen hose to the dock line blowdown valve.

4. Open the nitrogen header valve putting pressure on the nitrogen utility hose up to the nitrogen blowdown valve.

5.     Block in the dock valve cargo line.

6. Open the nitrogen blowdown valve on the dock line, thereby, applying pressure to the transfer hose.

7. Once the transfer hose has pressured up, slowly crack open the dock valve cargo line, thereby, allowing the liquid in the hose to be blown toward the storage tank.

8. When the pressure in the transfer hose begins to fall off block in the dock valve cargo line again, thereby, allowing the hose to pressure back up.

9. Once the hose has pressured up again, repeat the operation until the remaining liquid is removed from the transfer hose.

10. Once the liquid is removed and only N2 gas can be heard going through the valve, block in the dock valve cargo line and allow the transfer hose to pressure back up again.

MATERIALS HANDLING                                PROCEDURE NO. MH-046-2
MONSANTO COMPANY
TEXAS CITY, TEXAS





       1. Be sure the valves on the vessel are open into a tank so that the remaining cargo in the hose and line can be blown into the vessel's cargo tank.

       2. Then slowly crack open the header valve on the vessel, thereby, allowing the remaining liquid trapped in the end of the hose to be blown into the vessel's tanks.

       3. Once the pressure begins to fall off in the transfer hose block in the header valve on the vessel, thereby, allowing the transfer hose to pressure back up.

       4. Repeat this operation 2 or 3 times until the remaining liquid in the hose is removed.

       5. Once the remaining liquid is removed from the transfer hose, block in the nitrogen blowdown valve, depressures the nitrogen utility hose and disconnect the hose.

       6. Then open the header valve on the vessel to allow the transfer hose to depressure back to the vessel cargo tank. Once pressure is off the hose block in the header valve.

       7. Open the dock line nitrogen blowdown valve to make sure that all the pressure is off the transfer hose.

       8. After the dock hose has been depressured, turn the disconnecting of the hose over to Maintenance, advising them of the hazard that may exist. Be sure there is a container under the connection on the vessel header to catch any drainage.

       9. When Maintenance starts to break the flange where the hose is connected to the vessel, be alert for any liquid that may still be in the line. If there appears to be an excess of liquid or pressure, have Maintenance tighten the flange and repeat the purging routine.

       10. When Maintenance has completed their part of disconnecting, block in all valves that were opened during the purging operation and then disconnect and rack the utility hose and secure the dock.

MATERIALS HANDLING                                PROCEDURE NO. MH-046-3
MONSANTO COMPANY
TEXAS CITY, TEXAS



To clear a dock hose after completion of a material being loaded on to a vessel from a shore tank, the following procedure must be followed:

       1. Block in dock valve cargo line and go to storage tank and open the by-pass valve into the storage tank.

       2. Be sure the valves on the vessel are open into a tank so that the remaining cargo in the hose and line can be blown into the vessel's cargo tank.

       3. Connect a utility hose to the nitrogen header and purge the hose to be sure it is clear and free of any contaminants.

       4.     Connect the nitrogen hose to the dock line blowdown valve.

       5. Open the nitrogen header valve putting pressure on the nitrogen utility hose up to the nitrogen blowdown valve.

       6. Open the nitrogen blowdown valve on the dock line, thereby, pouring the liquid from the line and hose into the vessel's cargo tank.

       7. Elevate the dock hose in such a manner to allow for good drainage of the hose.

       8. After the hose has purged for 3 to 5 minutes, block in the header valve on the vessel, thereby, allowing the pressure to build up in the transfer hose.

       9. Then slowly crack open the header valve on the vessel, thereby, allowing the remaining liquid trapped in the end of the hose to be blown into the vessel's tanks.

       10. Once the pressure begins to fall off in the transfer hose block in the header valve on the vessel, thereby, allowing the transfer hose to pressure back up again.

       11. Repeat this operation 2 or 3 times until the remaining liquid in the hose is removed.

       12. Block in the header valve on the vessel and allow the transfer hose to pressure up again.

MATERIALS HANDLING                                PROCEDURE NO. MH-046-4
MONSANTO COMPANY
TEXAS CITY, TEXAS


       1. Once the transfer hose has pressured up, slowly crack open the dock valve cargo line, thereby, allowing the liquid in the hose to be blown toward the storage tank.

       2. When the pressure in the transfer hose begins to fall off, block in the dock valve cargo line again, thereby, allowing the hose to pressure back up.

       3. Once the hose has pressured up again, repeat the operation until the remaining liquid is removed from the transfer hose.

       4. Once the liquid is removed and only N(2) gas can be heard going through the valve, block in the cargo line dock valve.

       5. Block in the nitrogen blowdown valve and depressure the nitrogen utility hose and disconnect the hose.

       6. Then open the header valve on the vessel to allow the transfer hose to depressure back to the vessel cargo tank. Once pressure is off the hose block in the header valve.

       7. Open the dock line nitrogen blowdown valve to make sure that all the pressure is off the transfer hose.

       8. After the transfer hose has been depressured, turn the disconnecting of the hose over to Maintenance, advising them of any hazards that may exist. Be sure there is a container under the connection on the vessel header to catch any drainage.

       9. When Maintenance starts to break the flange where the hose is connected to the vessel, be alert for any liquid that may still be in the line. If there appears to be an excess of liquid or pressure, have Maintenance tighten the flange and repeat the purging routine.

       10. When Maintenance has completed their part of disconnecting, block in all valves that were opened during the purging operation and then disconnect and rack the utility hose and secure the dock.


The method for preparing the hose for disconnecting AN and DUP are set forth in the individual product procedures.

MATERIALS HANDLING                                PROCEDURE NO. MH-073
MONSANTO COMPANY
TEXAS CITY, TEXAS



                                BARGE INSEPCTION


Prior to handling a transfer to or from a barge, an inspection will be conducted concerning the general condition of the barge. Any major defect that could have an effect on the transfer will be immediately reported to supervision.

In making a barge inspection, the following items should be checked and a notation made concerning the condition. On items that are in satisfactory condition, a check should be made in the appropriate space indicating that the inspection has been made. Should there be a defect, it should be noted. On items that cannot be inspected, or, are not present on the barge, a "NA" (not applicable) should be inserted in the blank space.

The following guidelines should be used in completing the inspection form.

BARGE

Record the barge name or number. If the name or number is faded or illegible, a notation should be made.

DATE AND TIME

Record the date and time the inspection was made.

PRODUCT

Record the name of the product to be loaded or unloaded.

INSPECTION BY

The name of the persons making the inspection. This is a joint responsibility of both the tankerman and the dock person to insure that the inspection is conducted.

PORT AND STARBOARD

This is an inspection of the sides of the barge. It is understood that the side next to the bay cannot be observed and a notation (NA) should be made indicating the bay side.

MATERIALS HANDLING                                PROCEDURE NO. MH-073-2
MONSANTO COMPANY
TEXAS CITY, TEXAS



When inspecting a side, a notation should be made if there is a hole, cut, crack, or an indentation of 4 to 6 inches or more.

BOW/STERN

Inspection will be made of the ends of the barge. In some instances, one end of the barge may not be in a position that it can be observed. This should be indicated with a (NA) notation. When inspecting the ends, a notation should be made of any holes, cuts, cracks, or indentation of 4 to 6 inches or more.

PORT AND STARBOARD DRIP PANS

The inspection of the drip pans is to insure that the drip pans are present under the header connection and that they will hold liquid. They should also have either an operating valve or threaded plug in the drain opening.

LADDERS AND WALKWAYS

The inspection should insure that the walkways and ladders are in good condition, not broken or bent.

INSULATION

A check is to be made to insure that the insulation is in good condition. On barges that are not insulated, a notation (NA) should be placed in the appropriate space.

BITTS, KEVELS AND BRACING

A check should be made of the bitts and kevels (items used in securing the barges with ropes) to insure that they are in good condition, not broken or cracked. Special note should be made of the weld where the bitts and kevils are welded to the deck, as this is a place where a failure may occur. Some barges have bracing across the top of the barge and should be checked to insure it is not damaged.

MATERIALS HANDLING                                PROCEDURE NO. MH-073-3
MONSANTO COMPANY
TEXAS CITY, TEXAS



DIESEL ENGINE

On barges equipped with pumps and diesel engine, a check is to be made of the emergency shutdown system, the muffler, radiator, belts, hydro starter, and throttle. The above should be done on unloading only.

DRAFT MARKINGS

Condition of the draft marking should be reported indicating the numbers that are illegible.

WARNING SIGNS AND DOCUMENT HOLDER

A check should be made of the warning sign, normally located at the center of the barge, concerning its condition and legibility of the warning, the condition of the red warning flag, and the condition of the document holder.

HEADER VALVE

Note how the barge is equipped with header valves and their condition.

CARGO HATCH COVERS, GASKETS, FLAME SCREENS

Check all cargo and gauge hatches to be sure they are equipped with a good gasket and that all retaining bolts are operable. On barges that are equipped with flame screens, the screens should be checked for polymer, holes, etc.

HEELS (Empty barges)

Check each cargo tank to be sure they are empty and free of any foreign material, polymer, or other contaminates. If the tanks have a measurable heel, the heel should be gauged and a sample taken to verify the quality.

CONDITION OF THE CARGO VALVES

Check all valves on the barge cargo lines to be sure they are operable.

                               BARGE INSPECTION


 Barge _________________________           Date ______________________________

 Product _______________________           Inspected by ______________________
===============================================================================

-------------------------------------------------------------------------------
                                   EXTERIOR


 Port___________________________           Starboard__________________________

 Bow____________________________           Stern______________________________

 Port Drip Pan__________________           Starboard Drip Pan_________________

 Ladders and Walkways___________           Insulation_________________________
 Bitts, Devels &
 Bracing________________________           Diesel Engine______________________
 Emergency                                 Engine
 Shutdown_______________________           Muffler____________________________

 Draft Markings_________________           Warning Signs______________________

 Header Valve         None          One Side Only                Both Sides
 ------------         ----          -------------                ----------

===============================================================================

                                    INTERIOR
                                    --------

 Items                                           COMPARTMENTS
 -----                                           ------------
                                1              2             3              4
                                -              -             -              -

                            P      S       P      S       P      S       P      S
                            -      -       -      -       -      -       -      -
 Cargo Hatch
 Covers & Gaskets          ___    ___     ___    ___     ___    ___     ___    ___
 Ullage Hatch
 Covers & Gaskets          ___    ___     ___    ___     ___    ___     ___    ___
 Flame Screens
 Dry/Heel                  ___    ___     ___    ___     ___    ___     ___    ___

 Innage in Sump            ___    ___     ___    ___     ___    ___     ___    ___
 Innage Using
 Gauge Hatch               ___    ___     ___    ___     ___    ___     ___    ___
 Condition of
 Cargo Valves              ___    ___     ___    ___     ___    ___     ___    ___
 Other (polymer,
 Etc.)                     ___    ___     ___    ___     ___    ___     ___    ___

===============================================================================

                                     Bow Rake       Stern Rake      Port Wings          Starboard Wings
                                     --------       ----------      ----------          ---------------

 Condition of Tank Covers            _________      _________       ___________         _____________

 Dry                                 _________      _________       ___________         _____________

 Heel (Water or Product)             _________      _________       ___________         _____________

 Innage Gauge                        _________      _________       ___________         _____________

===============================================================================

For any defects noted, indicate the approximate location of the defect on the sketch located on the back of the report and give a brief description.

MATERIALS HANDLING                                PROCEDURE NO. MH-073-4
MONSANTO COMPANY
TEXAS CITY, TEXAS



RAKE AND WING TANKS

Check the forward and aft rake tanks and the wing tanks to be sure that the barge is not leaking cargo or outside sea water. The wing tanks should always be essentially free of liquid. If the tanks have an excess of water, it is an indication that the outside skin of the barge is leaking. If the tanks have cargo in them, it is an indication that there is a leak in the cargo tanks. The rake tanks are sometimes used to help trim the barge by adding water to them; however, if there is cargo in the rake tanks, it is an indication that there is a leak in the cargo tanks or the barge header system. If a tank has a measurable amount, it should be sampled and gauged. The lab should determine if the sample is product or water. After tanks are checked, they should be secured.

MATERIALS HANDLING                                PROCEDURE NO. MH-074-1
MONSANTO COMPANY
TEXAS CITY, TEXAS

                             BARGE HANDLING REPORTS


When loading or unloading a barge, a "Barge Order-of-Work" (Exhibit #1), and Coast Guard Declaration (Procedure MH-075) must be completed. In handling of Unit Tow barges, an additional report must be completed (Example Exhibit #2).

The following information must be recorded on the Barge Order-of-Work:

       1.     Name and number of the barge.

       2.     Name of the Tug Boat.

       3.     Date the barge was handled.

       4.     Commodity.

       5.     Approximate quantity.

       6.     The name of the vendor or customer.

       7.     Seal Number (loading only).

       8. The section for special instruction or comment will reflect any specific request, such as draft restrictions, stop gauges, etc.

       9. The section under activities must be completed, reflecting the time and date each specific function was performed.

       10. The gauge of each barge tank when barge is full and the gauge of any heel in the tanks.

       11.    The temperature of the material in the barge tanks.

       12.    The draft of the barge.

       13. The name of the Pumper-Gauger installing the manifest (shipping document, Exhibit #3) and placards on the barge.

       14. The section for Shore Tank Gauges must be completed reflecting the storage tank number, time, gauges, and temperature before and after handling the barge.

MATERIALS HANDLING                                PROCEDURE NO. MH-074-2
MONSANTO COMPANY
TEXAS CITY, TEXAS



       1. The name of the outside petroleum inspector or Monsanto personnel used in verifying the quantity.

       2. Name of the outside tankerman handling the barge or the Monsanto tankerman in charge of the barge.

       3.     The name of the Foreman in charge of the handling.

       4.     The name of the Chief Pumper-Gauger on duty.

       5. The name of names of the Pumper-Gaugers working the barge (all Pumper-Gaugers who worked on the barge must have their names on the Order-of-Work).

       6. The space titled, "Reasons for Delay", is to be used for the recording of any unusual happenings that may have some bearing on the handling of the barge.

When handling barges of a Unit Tow, an additional report must be completed. This report is to eliminate any misunderstanding between the towing company and Monsanto as to the actual time required in handling the barges. At the present time, two companies are operating Unit Tows, Dixie Transport and Alliance Marine Barge Lines.

Exhibit #2 is an example of the Unit Tow Report. It is important that this report be accurately completed in full. The report is to be signed by the Captain of the Tug Boat with the Unit Tow and the Pumper-Gauger working the barge for Monsanto, verifying the information recorded. The section for exceptions or comments should be used for making notations by either the Tug Captain or the Pumper-Gauger concerning the handling of the barges. This report should be kept with the barge Order-of-Work.

--------------------------------------------------------------------------------------------------------------
  MONSANTO                                     BARGE ORDER-OF-WORK           ETA -
  COMPANY                                ________________________________    ________________________________
  TEXAS CITY, TEXAS                      BARGE                     TUGS      DATE
--------------------------------------------------------------------------------------------------------------
  COMMODITY                            QUANTITY

--------------------------------------------------------------------------------------------------------------
  TO:                                                                        SHIPPER NO.

  FROM:
--------------------------------------------------------------------------------------------------------------
  SPECIAL INSTRUCTIONS OR COMMENTS -

       DRAFT RESTRICTIONS_______________________________     STOP GAUGE___________________________
--------------------------------------------------------------------------------------------------------------


                                                                       EXHIBIT 1

--------------------------------------------------------------------------------------------------------------
                                        ALWAYS GAUGE BARGE WHEN EMPTY
--------------------------------------------------------------------------------------------------------------
  ACTIVITY              TIME     DATE              BARGE-                     TEMP. DEGREES F
--------------------------------------------------------------------------------------------------------------
  __ TEXAS CITY                             P   FEET      INCHES    WATER     S     FEET   INCHES   WATER
  REQUESTED BERTH
--------------------------------------------------------------------------------------------------------------
  __________                               1                                  1
--------------------------------------------------------------------------------------------------------------
  GROUND                                   2                                  2
  CONNECTED
--------------------------------------------------------------------------------------------------------------
  HOSE CONNECTED                           3                                  3
--------------------------------------------------------------------------------------------------------------
  TEST OR INCOMING                         4                                  4
  LOAD SAMPLE
--------------------------------------------------------------------------------------------------------------
  LAB APPROVAL                             5                                  5
--------------------------------------------------------------------------------------------------------------
  STARTED PUMPING                          6                                  6
--------------------------------------------------------------------------------------------------------------
  STOPPED PUMPING                          __                                 ___
--------------------------------------------------------------------------------------------------------------
  STARTED PUMPING                          DRAFT FORE  -  ____                                       AFT  -
--------------------------------------------------------------------------------------------------------------
  STOPPED PUMPING                          PLACARDS APPLIED
--------------------------------------------------------------------------------------------------------------
  STARTED PUMPING                          MANIFEST PLACED ABOARD
--------------------------------------------------------------------------------------------------------------
  FINISHED PUMPING                                                 SHORT TANK GAUGES
--------------------------------------------------------------------------------------------------------------
  HOSE DISCONNECTED                        TANK NO.
--------------------------------------------------------------------------------------------------------------
  GROUND                                   OPEN GAUGE
  DISCONNECTED
--------------------------------------------------------------------------------------------------------------
  FINAL SAMPLE                             TEMP. DEGREES F
--------------------------------------------------------------------------------------------------------------
  REASON FOR DELAY                         TIME
--------------------------------------------------------------------------------------------------------------
                                           PETROLEUM
                                           INSPECTOR-
--------------------------------------------------------------------------------------------------------------
                                           TANKER MAN-
--------------------------------------------------------------------------------------------------------------
                                           SUPERVISOR-
--------------------------------------------------------------------------------------------------------------
                                           CHIEFS-
--------------------------------------------------------------------------------------------------------------
                                           PUMPER GAUGERS-
--------------------------------------------------------------------------------------------------------------

           ALLIANCE MARINE SERVICES                       EXHIBIT #2

 BARGE          Time Arrived         Time Spotted        Hose Connected         Hose Disconnected and
 ___            Hour and Date        Hour and Date       Time and Date          Released - Hour and Date
                -------------        -------------       -------------          ------------------------
 CHEM
 #305           ____________         ____________        ______________         ______________________
 ----


 #400           ____________         ____________        ______________         ______________________
 ----

 #401           ____________         ____________        ______________         ______________________
 ----

 #402           ____________         ____________        ______________         ______________________
 ----

 #501           ____________         ____________        ______________         ______________________
 ----





                                  For Monsanto _________________________________
                                                       (SIGNATURE)

Tug Captain __________________________
                                                       (SIGNATURE)


Exceptions or Comments

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

--------------------------------------------------------------------------------------------------------------
  MONSANTO                                      SHIPPING DOCUMENT            ETA -
  COMPANY                                ________________________________    ________________________________
  TEXAS CITY, TEXAS                      BARGE                     TUGS      DATE
--------------------------------------------------------------------------------------------------------------
  COMMODITY                            QUANTITY

--------------------------------------------------------------------------------------------------------------
  TO:                                                                        SHIPPER NO.

  FROM:
--------------------------------------------------------------------------------------------------------------
  SPECIAL INSTRUCTIONS OR COMMENTS




                                                                      EXHIBIT #3



                                                          ----------------------------------------------------
                                                          SIGNATURE                         TRAFFIC DEPARTMENT

                                            CARRIER
--------------------------------------------------------------------------------------------------------------

MATERIALS HANDLING                                      PROCEDURE NO. MH-075-1
MONSANTO COMPANY
TEXAS CITY, TEXAS



                           DECLARATION OF INSPECTION
                          FOR TRANSFERS OF BULK CARGO


In compliance with the Code of Federal Regulations, 33 CFR 156.120 and 46 CFR 35.35-30, a Declaration of Inspection form (Exhibit A) must be completed for the vessel and terminal facilities. A vessel is defined as either a ship or barge. The terminal is the dock area. This inspection must be completed before the transfer starts.

The inspection is a joint certification by the persons in charge of the terminal and vessel. This certification reflects the vessels name, date, port, terminal, and nineteen different inspection items. Further explanations of the items not understood are printed on the back of the inspection form (Exhibit
A). The inspection must be completed prior to starting the transfer and kept in a visible location on the dock. Upon completion of the transfer, the inspection form will be made a part of the work papers.

When transferring between a barge and the shore facilities, the pumper-gauger or outside tankerman in charge of the barge will complete that portion of the inspection form relating to the vessel. The pumper-gauger in charge of the dock will complete that portion of the form for the terminal. Initials must be placed in the space adjacent to each item to indicate that the requirements have been met (33 CFR 156.150-C,4).

In the transfer of material between a ship and shore facilities, the chief mate on the ship will complete that portion of the inspection for the vessel and the Materials Handling foreman or chief pumper-gauger will complete the portion for the terminal.

Whenever there is a change of the personnel in charge of either the vessel or terminal during the transfer operation, the person or persons going on duty will sign the Declaration of Inspection indicating the date and time of the change.

The assigning of a pumper-gauger to the responsibility of the barge or terminal is to comply with U.S. Coast Guard regulations. This does not mean that their activities are restricted to only that area of assignment. Pumper-gaugers assigned to work the dock area are expected to share the work equally and aid one another.

                           DECLARATION OF INSPECTION
                             Prior to Bulk Transfer
                                                                       EXHIBIT A


VESSEL - ______________________                   DATE - _______________________

PORT - Texas City, Texas           FACILITY - Monsanto Company - Dock # .
The following list refers to the requirements set forth in detail in 33 CFR
156.120 and in 46 CFR 35.35-30 (printed on the reverse side). Initials must be placed in the space adjacent to the item to indicate that the requirements have been met (33 CFR 156.150-c.4).

 VESSEL                                                                                        FACILITY
 ------                                                                                        --------
 __________   A.    Mooring  lines are sufficient to hold during all expected             A.   _____________
                    conditions. (156.120-a)
 __________   B.    Transfer hoses are long enough and supported to prevent damage.       B.   _____________
                    (154-120-b,c)
 __________   C.    Transfer systems is properly aligned, unused piping and hoses are     C.   _____________
                    blanked off. (156-120-d,e,f)
 __________   D.    Transfer systems is attached to fixed connection on vessel and is     D.   _____________
                    properly connected using suitable gasket. (156.120-g,k,p)
                    (35.35-30,3,4)
 __________   E.    Each hose is in good condition and currently tested (156.120-i,j)     E.   _____________

 __________   F.    Discharge containment is adequate. (156.120-m,n)                      F.   _____________

 __________   G.    Communication system/Language fluency. (156-120-q,v)                  G.   _____________

 __________   H.    Emergency means of shutdown is in place and operable. (156.120-r)     H.   _____________

 __________   I.    Persons  in charge are knowledgeable of transfer operation, and       I.   _____________
                    Operations Manual is available. (156.120-s,t)
 __________   J.    Sufficient personnel present for operation. (156.120-u)               J.   _____________

 __________   K.    Warning signs and lighting requirements satisfactory. (156.120-y,z)   K.   _____________
                    (35.35-30,l)
 __________   L.    Bonding or Ground cable is properly connected between the vessel      L.   _____________
                    and facility.
 __________   M.    PRE-TRANSFER CONFERENCE (concerning material, sequence of transfer,   M.   _____________
                    transfer rate, quantity, critical stages, government regulations, emergency procedures, watch arrangements,  discharge containment and reporting procedures). (156.120-w) (35.35-30,6)
 __________   N.    Agreement to begin transfer. (156.120-x)                              N.   _____________

                        ITEMS TO BE FILLED BY TANKSHP PERSONNEL

 __________   1.    Repair work authorized. (35.35-30,2)

 __________   2.    Boiler and galley fire safety. (35.35-30,8,9)

 __________   3.    Fires and open flames. (35.35-30,5)

 __________   4.    Seavalves, scuppers closed and lashed. (35.35-30,7) (156.120-N,O)

 __________   5.    Safe smoking space designated. (35.35-30,10,11)


       I do certify that I have personally inspected this facility or vessel with reference to the above items and have indicated that the regulations have been complied with:

PERSON IN CHARGE - VESSEL             TITLE  +  %  NUMBER                   TIME AND DATE
 -------------------------             -------------------                   -------------

 ---------------------------------     ----------------------------------    ---------------------------

 ---------------------------------     ----------------------------------    ---------------------------

 ---------------------------------     ----------------------------------    ---------------------------



 PERSON IN CHARGE - FACILITY
 ---------------------------


 ---------------------------------     ----------------------------------    ---------------------------

 ---------------------------------     ----------------------------------    ---------------------------


 ---------------------------------     ----------------------------------    ---------------------------

DATE AND TIME TRANSFER STARTED _____________________   DATE AND TIME TRANSFER COMPLETED__________________

MATERIALS HANDLING                                PROCEDURE NO. MH-076-1
MONSANTO COMPANY
TEXAS CITY, TEXAS
                              MARINE TEST SAMPLES


When a decision has been made to load a test sample into a vessel's tank, a nitrogen blanket should be put in each gas free tank that is to be loaded. It is not necessary to put a nitrogen blanket in tanks that last contained the same product and are not gas free. To put nitrogen into the tanks, the nitrogen is injected into the cargo hose on the dock through the "blowdown" connection. The size of the vessel's tanks will govern the time required for blanketing. This will normally vary from five to ten minutes.

A quality control test sample is generally taken from each tank that is loaded with test material and analyzed before final loading is started. The quality control sample is referred to as an "eight inch test sample." Steps for taking an eight inch test sample are as follows:

1. Attach a rope (sash cord) to the sample catcher of sufficient length to enable the catcher to be lowered to the bottom of the tank through the tank hatch.

2. Install a pint sample bottle in the catcher using the retaining device on the catcher.

3. Secure the sample bottle in the catcher using the retaining device on the catcher.

4.     Lower the sample bottle to the bottom of the tank.

5. Open the valves and load enough cargo into the tank to cover the mouth of the sample bottle. It is generally necessary to start the pump for a short period of time to do this although in some cases it may be done by gravity flow.

6. When the sample bottle is full, stop the flow of the cargo. In most cases you can observe the filling of the sample bottle. In some instances, when the bottle cannot be seen, you will have to estimate the cutoff point.

MATERIALS HANDLING                                PROCEDURE NO. MH-076-2
MONSANTO COMPANY
TEXAS CITY, TEXAS



       1. When the sample bottle is full, remove the sample from the tank. It is suggested that as soon as the bottle clears, the liquid in the bottom of the tank that the sample bottle is shaken to remove some of the liquid in the bottle. This is done in the bottom of the tank so the liquid will not be blown out on you and leave a vapor space in the bottle.

       Do not pour liquid from the sample bottle into the tank through the tank hatch to obtain vapor space. If vapor space is needed in the sample bottle, pour the excess in another sample bottle or take the sample bottle back to the dock and dispose of the excess material. The liquid falling back into a compartment could cause a stack discharge or the liquid could be blown back on you if liquid is still coming into the compartment from the loading hose.

Information concerning the quantity and labeling of the samples is set forth in procedures MH-005 and MH-006 and the individual product procedure.

                           RAILCAR LOADING PROCEDURE



       1. Tank car is received from Texas City Terminal Railway and is weighed inbound on an in-motion rail scale MH-022 as set forth in Material Handling Procedure.

       2. Tank car is spotted for loading and is inspected as set forth in Material Handling procedure MH-023.

       3.     Tank car is loaded according to Material Handling Procedure
              MH-028.

       4. Tank car is sampled and appropriate analytical analysis is ran. Once satisfactory results on analysis are received tank car is authorized for shipment.

       5. Texas City Terminal Railway picks up tank car and it is weighed outbound on in-motion rail scale as set forth in material Handling Procedure MH-022.

       6. The net weight is determined by subtracting the light weight of the tank car from the gross weight. Net weight is invoiced to the customer.

       7. There are occasions where a heel will remain in tank cars because of the customers inability to unload completely, i.e., storage tank full, inadequate unloading system, etc. When these cars return to plant for reloading, product is loaded on top of existing heel. If a heel remains in car because of a mechanical malfunction of the car and the customer cannot completely unload, then a heel credit would be in order.

MATERIALS HANDLING                                PROCEDURE NO. MH-022-1
MONSANTO COMPANY
TEXAS CITY, TEXAS




                         RAIL CAR SCALE HOUSE OPERATION


There are two rail scales in the plant. The in-motion scale is located just east of the west locker building (West Gate building). The second T/C scale house (west scale) is located just north and east of the lactic acid warehouse. The west scale is normally used for the weighing of rail cars only as a backup when the in-motion scale is not working.

Each day the rail cars to be weighed will be identified on the inbound-outbound switch list. All loaded outbound cars are weighed before leaving the plant (exception: box cars). The legal rail weight limit for each outbound rail car will be listed on the inbound/outbound switch list. When any car exceeds this legal load limit, it must be held in the plant. The car should be set back on the rack where it was loaded if space is available. If space is not available, it should be spotted at some other location. In doing this, a field switch change order is given to the switching crew.

It is very important that each car be weighed correctly. The scale weights are used:

       1.     To calculate material billing to customer.

       2.     To determine the freight billing for the material.

       3.     To determine amount of raw material received in the plant.

       4.     To calculate department yields.

       5. To make sure the weight of the loaded car is within the legal load limit.

Rail car weighing must be coordinated with the Texas City Terminal switch crew switching the plant. Switching is almost always done on the evening shift.

MATERIALS HANDLING                                PROCEDURE NO. MH-022-2
MONSANTO COMPANY
TEXAS CITY, TEXAS


IN MOTION SCALE OPERATION PROCEDURE

Before weighing train the scale should be checked to insure the scale is zeroed. If scale is not zeroed then do so by using the "RESET/ZERO" key on the computer panel board. After resetting the system the printer will print out the message:

              SCALE IN STANDBY MODE

              TIME   A   DATE

              ZERO TEST  :   000000 LB

This message indicates that the scale computer has been reset and that the scale is now zeroed and ready for operation.


Outbound Switch

       1. Record car number in sequence as train passes across scale on the "OUTBOUND" form (see EXHIBIT #1).

       2. After all cars are weighed, compare your car count with the car count on the computer printout.

       NOTE: The scale will occasionally fail to weigh a car. If you notice that a weight is missing, inform the TCTR engineer to rerun the train back across the scale. Wait for the yellow signal light (located on the east side of the building near the scale) to go out before starting the next pass over the scale.


Inbound Switch

       1. Record car number in sequence as train passes across scale on the "INBOUND" form (see EXHIBIT #2).

       2. After all the cars are weighed, locate each car and record the light weight for each car (as stenciled on the side of the car).

       3. Compare the light weight of the car against the scale weight to identify cars with large heels.
                                                                      EXHIBIT #1

              OUTBOUND---OUTBOUND---OUTBOUND---OUTBOUND---OUTBOUND

                         DATE__________________________

                SEQ NO                      CAR NUMBER
                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________

                - _____                     _____________


                                                                      EXHIBIT #2


       INBOUND---INBOUND---INBOUND---INBOUND---INBOUND---INBOUND---INBOUND

DATE___________________________

     SEQ NO                    CAR NUMBER                         LIGHT WT
 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

 -   ____                   ____________                     _____________

                                   EXHIBIT P


                         PA - SWITCH CONDENSER PROJECT
                       EXAMPLE OF HOW PAYBACK WOULD WORK
              (AMOUNT AND TIMING OF SPENDING IS FOR EXAMPLE ONLY.
              PAYBACK WILL BE BASED ON ACTUAL TIMING AND SPENDING)



       TIMING/K$ COST           1997       1998       1999       2000        2001       2002       TOTAL
       --------------           ----       ----       ----       ----        ----       ----       -----
                 TOTAL          ***        ***        ***         ***        ***         ***        ***
                                ---        ---        ---         ---        ---         ---        ---
      STERLING PORTION          ***        ***        ***         ***        ***         ***        ***
                                ---        ---        ---         ---        ---         ---        ---


      PAYBACK SCHEDULE
        K$ EXPENDED
        -----------
 A)   1997 -        ***
 B)   1998 -        ***
 C)   1999 -        ***
 D)   2000 -        ***
 E)   2001 -        ***
 F)   2002 -        ***
                    ---
                    ***

     1997        1998       1999       2000        2001       2002        2003       2004       2005        2006       2007
     ----        ----       ----       ----        ----       ----        ----       ----       ----        ----       ----
 A)   ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
 B)   ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
 C)   ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
 D)   ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
 E)   ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
 F)   ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
    -----       -----      -----      -----       -----      -----       -----      -----      -----       -----      -----
      ***         ***        ***        ***         ***        ***         ***        ***        ***         ***        ***
    -----       -----      -----      -----       -----      -----       -----      -----      -----       -----      -----